UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

Nextpower Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

___________________________________________________________________________

Dear Stockholder

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Nextpower Inc., a Delaware corporation (“we,” “us,” “Nextpower” or the “Company”). The Annual Meeting will be held virtually on August 18, 2026 at 8:00 a.m. (Pacific Time), to consider and vote on the following proposals:
Notice of Annual Meeting of Stockholders

Date: August 18, 2026 Time: 8:00 a.m. (Pacific Time) Place: www.virtualshareholder meeting.com/NXT2026
To elect four nominees to serve as directors until the 2029 annual meeting of stockholders and until their successors are duly elected and qualified, subject to earlier resignation or removal;

To ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2027;

To approve, on an advisory basis, the compensation for our named executive officers; and

To approve amendments to our Second Amended and Restated Certificate of Incorporation (the “Second Amended and Restated Certificate of Incorporation”) to remove legacy Class B common stock and other outdated provisions and to rename Class A common stock.

In addition, we will conduct any other business that properly comes before the Annual Meeting or any adjournment thereof. These items of business are more fully described in the proxy statement accompanying this Notice of Annual Meeting of Stockholders (the “Proxy Statement”).
The record date for the Annual Meeting is June 22, 2026 (the “Record Date”). Only stockholders of record of the Company’s Class A common stock and Class B common stock (together, the “common stock”) at the close of business on the Record Date may vote at the Annual Meeting or any adjournment thereof. You will be able to attend the Annual Meeting remotely by registering at www.virtualshareholdermeeting.com/NXT2026. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you access to the Annual Meeting and to vote and submit questions. As part of the registration process, you must enter the control number located on your proxy card, voting instruction form, or Important Notice Regarding the Availability of Proxy Materials.
IMPORTANT NOTICE Regarding the Availability of Proxy Materials for the Annual Meeting to be held on August 18, 2026 at 8:00 a.m. (Pacific Time) via the internet at www.virtualshareholdermeeting.com/NXT2026. The Proxy Statement and annual report to stockholders are available at: www.proxyvote.com.
We have determined that the 2026 Annual Meeting will be held in a virtual meeting format only, via the internet, with no physical in-person meeting. If you plan to participate in the virtual meeting, please see the Questions and Answers section below. Stockholders who own shares of our common stock as of the Record Date (“stockholders”) will be able to attend, vote and submit questions (both before, and for a portion of, the meeting) via the internet.
In the event of an adjournment, postponement or emergency that may change the Annual Meeting’s time or date, we will make an announcement, issue a press release or post information at www.nextpower.com to notify stockholders, as appropriate. If you have any questions or need assistance in voting your shares, please write to Nextpower Investor Relations at 6200 Paseo Padre Parkway, Fremont, CA 94555 or by email at investor@nextpower.com.
By Order of the Board of Directors
Bruce Ledesma
Chief Legal and Compliance Officer & Secretary
Fremont, California

YOUR VOTE IS IMPORTANT

All stockholders are cordially invited to virtually attend the annual meeting. Whether or not you expect to attend the annual meeting, please complete, date, sign and return the proxy card, or vote over the telephone or internet as instructed in these materials, as promptly as possible in order to ensure your representation at the annual meeting. Even if you have voted by proxy, you may still vote if you attend the annual meeting.

Questions and Answers About These Proxy Materials and Voting
Why Did I Receive a One-page Notice in the Mail Regarding the Internet Availability of Proxy Materials Instead of a Full Set of Proxy Materials?
Pursuant to “Notice and Access” rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the internet. Accordingly, we are sending an Important Notice Regarding the Availability of Proxy Materials (the “Proxy Availability Notice”) to our stockholders of record. All stockholders will have the ability to access the proxy materials on the website referred to in the Proxy Availability Notice free of charge or request to receive a printed set of the proxy materials for the Annual Meeting. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Proxy Availability Notice. We encourage stockholders to take advantage of the availability of the proxy materials online to help reduce the environmental impact of our annual meetings and reduce our printing and mailing costs.
We expect that this Proxy Statement and the other proxy materials will be available to stockholders on or about July 7, 2026.
Why Are You Having a Virtual Annual Meeting?
The Annual Meeting will be held in a virtual-only meeting format, via webcast that will provide stockholders with the ability to participate in the Annual Meeting, vote their shares and ask questions. We believe that a virtual meeting will enable expanded access and increased stockholder attendance and participation.
How Can I Attend a Virtual Annual Meeting?
The Annual Meeting will be held on August 18, 2026 at 8:00 a.m. (Pacific Time) via webcast.
Only stockholders of record and beneficial owners of shares of our Class A common stock as of the close of business on June 22, 2026, the Record Date, may participate in the Annual Meeting, including voting and asking questions during the virtual Annual Meeting. You will not be able to attend the Annual Meeting physically in person.
Log-in using the control number located on your proxy card, voting instruction form or Proxy Availability Notice. If you are a beneficial owner of shares registered in the name of a broker, bank or other nominee, follow the instructions found on your Proxy Availability Notice or proxy card. If you encounter any difficulties accessing the virtual meeting during the check-in or course of the annual meeting, please call the number listed on the virtual meeting site.
Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in these proxy materials.
Can I Ask Questions at the Virtual Annual Meeting?
Stockholders as of our Record Date who attend and participate in our virtual Annual Meeting will have an opportunity to submit questions live via the internet during a designated portion of the meeting. These stockholders may also submit a question in advance of the Annual Meeting by registering at www.virtualshareholdermeeting.com/NXT2026. In both cases, stockholders must have available their control number provided on their proxy card, voting instruction form or Proxy Availability Notice.
What Does it Mean if I Receive More than One Proxy Availability Notice?
If you receive more than one Proxy Availability Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each Proxy Availability Notice to ensure that all of your shares are voted.
Will I Receive Any Other Proxy Materials by Mail?
We may send you a proxy card, along with a second Proxy Availability Notice, by mail on or after July 7, 2026.

Nextpower Inc.	1	2026 Proxy Statement

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING	TABLE OF CONTENTS
Who Can Vote at the Annual Meeting?
Only stockholders of record at the close of business on the Record Date of June 22, 2026 will be entitled to vote at the Annual Meeting. On the Record Date, there were 151,653,265 shares of our Class A common stock outstanding and entitled to vote. Holders of our Class A common stock are entitled to one vote per share. On the Record Date, there were no shares of our Class B common stock outstanding. Cumulative voting is not permitted with respect to the election of directors or any other matter to be considered at the Annual Meeting.
Stockholder of record: shares registered in your name
If, on June 22, 2026, your shares were registered directly in your name with our transfer agent, Computershare Trust Company, N.A., then you are a stockholder of record. As a stockholder of record, you may vote at the Annual Meeting or vote by proxy.
Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy over the telephone or on the internet as instructed below (see “How Do I Vote?”) or, if you received a proxy card by mail, complete, date, sign and return the proxy card mailed to you to ensure your vote is counted.
Beneficial owner: shares registered in the name of a broker, bank or other nominee
If, on June 22, 2026, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Proxy Availability Notice is being forwarded to you by the organization that holds your account. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. You may attend and vote at the Annual Meeting by registering as instructed above (see “How Can I Attend a Virtual Annual Meeting?”).
What am I Voting On?
There are four matters scheduled for a vote at the Annual Meeting:
•Election of directors;
•Ratification of the selection of Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm for the fiscal year ending March 31, 2027;
•Approval, on an advisory basis, of the compensation of our named executive officers; and
•Approval of amendments to our Second Amended and Restated Certificate of Incorporation to remove legacy Class B common stock and other outdated provisions and to rename Class A common stock.
What if Another Matter is Properly Brought Before the Annual Meeting?
Our Board of Directors (the “Board” or the “Board of Directors”) knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, your proxy holder (one of the individuals named on your proxy card) will vote the shares for which you grant your proxy on those matters in accordance with their best judgment.
What is the Board’s Voting Recommendation?
The Board recommends that you vote your shares:
•“FOR” the election of each of the nominees for director;
•“FOR” the ratification of Deloitte as our independent registered public accounting firm for the fiscal year ending March 31, 2027;
•“FOR” the approval, on an advisory basis, of the compensation of our named executive officers; and
•“FOR” the approval of the amendments to our Second Amended and Restated Certificate of Incorporation.

Nextpower Inc.	2	2026 Proxy Statement

TABLE OF CONTENTS	QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
How Do I Vote?
Regarding the election of directors, you may either vote “For” each of the nominees to the Board or you may “Withhold” your vote for any nominee you specify. For Proposal No. 2: Ratification of the Selection of the Independent Registered Public Accounting Firm, Proposal No. 3: Approval, on an Advisory Basis, of the Compensation of Our Named Executive Officers, and Proposal No. 4: Amendments to our Second Amended and Restated Certificate of Incorporation, or for any other matters to be voted on, you may vote “For” or “Against,” or abstain from voting.
The procedures for voting depend on whether your shares are registered in your name or are held by a bank, broker or other nominee:
Stockholder of record: shares registered in your name
If you are a stockholder of record, you may vote at the Annual Meeting or vote in advance of the Annual Meeting by proxy over the telephone, by proxy through the internet or by proxy using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the Annual Meeting, we urge you to vote in advance by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote even if you have already voted by proxy. Voting at the Annual Meeting will have the effect of revoking your previously submitted proxy (see “Can I Change My Vote After Submitting My Proxy?” below).

By Internet	By Telephone	By Mail	At the Virtual Meeting

Go to www.proxyvote.com which is available 24 hours a day, seven days a week until 11:59 p.m. (Eastern Time) on August 17, 2026, and follow the instructions on the proxy card or in the Proxy Availability Notice. If you vote via the internet, you do not need to return a proxy card by mail.	On a touch-tone telephone, dial toll-free 1-800-690-6903, which is available 24 hours a day, seven days a week until 11:59 p.m. (Eastern Time) on August 17, 2026, and follow the instructions on the proxy card or in the Proxy Availability Notice. If you vote by telephone, you do not need to return a proxy card by mail.	Complete, sign, date and mail your proxy card in the enclosed, postage-prepaid envelope. If mailed, your completed and signed proxy card must be received by August 17, 2026.
You may also vote by attending the meeting virtually through www.virtualshareholdermeeting.com/NXT2026. To attend the Annual Meeting and vote your shares, you must register for the Annual Meeting and provide the control number located on your proxy card, voting instruction form or Proxy Availability Notice. Even if you plan to attend and participate in our virtual Annual Meeting, we encourage you to vote over the internet or by telephone as described above, or by returning a proxy card following your request of paper copies. This will ensure that your vote will be counted if you are unable to, or later decide not to, participate in the virtual Annual Meeting.

Beneficial owner: shares registered in the name of a broker, bank or other nominee
If you are a beneficial owner of shares registered in the name of your broker, bank or other nominee, you should have received a Proxy Availability Notice containing voting instructions from that organization rather than from us. Simply follow the voting instructions in the Proxy Availability Notice to ensure that your vote is counted.
How Many Votes Do I Have?
On each matter to be voted upon, you have one vote for each share of our Class A common stock you own as of June 22, 2026, the Record Date.

Nextpower Inc.	3	2026 Proxy Statement

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING	TABLE OF CONTENTS
What if I Return a Proxy Card or Otherwise Vote but Do Not Make Specific Choices?
If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable: “FOR” the election of each of the nominees for director; “FOR” the ratification of Deloitte as our independent registered public accounting firm; “FOR” the approval, on an advisory basis, of the compensation of our named executive officers; and “FOR” the approval of the amendments to our Second Amended and Restated Certificate of Incorporation. If any other matter is properly presented at the Annual Meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using their best judgment.
Will My Vote be Kept Confidential?
Proxies, ballots and voting tabulations identifying stockholders are handled on a confidential basis to protect your voting privacy. This information will not be disclosed, except as required by law.
Who is Paying for this Proxy Solicitation?
Nextpower is paying the costs of the solicitation of proxies. We have retained D.F. King & Co., Inc. to help us solicit proxies from brokers, bank nominees and other institutions for a fee of approximately $12,500, plus reasonable out-of-pocket expenses. We will also reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. In addition, our directors, officers, and other employees, without additional compensation, may solicit proxies personally or in writing, by telephone, e-mail, or otherwise. If you choose to access the proxy materials and/or vote over the internet, you are responsible for any internet access charges you may incur.
Can I Change My Vote After Submitting My Proxy?
Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:
•You may grant a subsequent proxy via the internet or telephone.
•You may submit another properly completed proxy card with a later date.
•You may send a timely written notice that you are revoking your proxy to our Secretary at 6200 Paseo Padre Parkway, Fremont, CA 94555, which must be received by August 17, 2026.
•You may attend and vote at the Annual Meeting. Simply attending the Annual Meeting will not, by itself, revoke your proxy.
Your most current proxy card or telephone or internet proxy is the one that is counted, so long as it is provided within the applicable deadline. If your shares are held by your broker, bank or other nominee, you should follow the instructions provided by your broker, bank or other nominee to change your vote or revoke your proxy or you may attend and vote at the Annual Meeting.
When are Stockholder Proposals for Inclusion in Our Proxy Statement for Next Year’s Annual Meeting Due?
Stockholders wishing to present proposals for inclusion in our Proxy Statement for the 2027 annual meeting of stockholders (the “2027 Annual Meeting”) pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must submit their proposals so that they are received by us at our principal executive offices no later than March 9, 2027. Proposals should be sent to our Secretary at 6200 Paseo Padre Parkway, Fremont, CA 94555.
When are Other Proposals and Stockholder Nominations for the 2027 Annual Meeting Due?
With respect to proposals and nominations not to be included in our Proxy Statement pursuant to Rule 14a-8 of the Exchange Act, our amended and restated bylaws (our “Bylaws”) provide that stockholders who wish to nominate a director or propose other business to be brought before the stockholders at an annual meeting of stockholders must notify our Secretary by a written notice, which notice must be received at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary date of the immediately preceding year’s annual meeting of stockholders.

Nextpower Inc.	4	2026 Proxy Statement

TABLE OF CONTENTS	QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
Stockholders wishing to present nominations for director or proposals for consideration at the 2027 Annual Meeting under these provisions of our Bylaws must submit their nominations or proposals so that they are received at our principal executive offices not later than May 20, 2027 and not earlier than April 20, 2027 in order to be considered. In the event that the date of the 2027 Annual Meeting is advanced more than 30 days prior to such anniversary date or delayed more than 60 days after such anniversary date then to be timely such notice must be received by the Company no earlier than 120 days prior to the 2027 Annual Meeting and no later than the later of 90 days prior to the date of the 2027 Annual Meeting or, if the first public announcement of the date of the 2027 Annual Meeting is less than 100 days prior to the date of the 2027 Annual Meeting, the 10th day following the day on which public announcement of the date of the 2027 Annual Meeting is first made by the Company.
Nominations or proposals should be sent in writing to our Secretary at 6200 Paseo Padre Parkway, Fremont, CA 94555. A stockholder’s notice to nominate a director or bring any other business before the Annual Meeting or the 2027 Annual Meeting must set forth certain information, which is specified in our Bylaws. A complete copy of our Bylaws is included as Exhibit 3.2 to our Annual Report on Form 10-K for the fiscal year ended March 31, 2026.
In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy card rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act, which notice must be postmarked or transmitted electronically to us at our principal executive offices no later than 60 calendar days prior to the anniversary date of the Annual Meeting (for the 2027 Annual Meeting, no later than June 21, 2027). However, if the date of the 2027 Annual Meeting is changed by more than 30 calendar days from such anniversary date, then notice must be provided by the later of 60 calendar days prior to the date of the 2027 Annual Meeting or the 10th calendar day following the day on which public announcement of the date of the 2027 Annual Meeting is first made by us.
How are Votes Counted?
Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count votes “For,” votes to “Withhold” and broker non-votes for the proposal to elect directors. With respect to other proposals, the inspector of election will separately count votes “For,” votes “Against,” votes to “Abstain” and broker non-votes (if applicable).
What are “Broker Non-Votes”?
Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker, bank or other nominee holding the shares as to how to vote. Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker, bank or other nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker, bank or other nominee can still vote the shares with respect to matters that are considered to be “routine,” but cannot vote the shares with respect to “non-routine” matters. Under the rules and interpretations of The Nasdaq Stock Market LLC (“Nasdaq”), which generally apply to all brokers, banks or other nominees, on voting matters characterized by Nasdaq as “routine,” Nasdaq member firms have the discretionary authority to vote shares for which their customers do not provide voting instructions. On non-routine proposals, such “uninstructed shares” may not be voted by member firms. Only the proposal to ratify the selection of our independent registered public accounting firm is considered a “routine” matter for this purpose, and brokers, banks or other nominees generally have discretionary voting power with respect to such proposal. Broker non-votes will be counted for the purpose of determining whether a quorum is present at the Annual Meeting.
What is the Effect of Abstentions, Votes to Withhold and Broker Non-Votes?
Abstentions: Under Delaware law (under which we are incorporated), abstentions are counted as shares present and entitled to vote at the Annual Meeting, but they are not counted as shares cast. Our Bylaws provide that a stockholder action (other than the election of directors) shall be decided by the vote of the holders of a majority in voting power of the shares present or represented by proxy at the meeting and entitled to vote on the matter. Therefore, abstentions will have the same effect as “against” votes on Proposal No. 2: Ratification of the Selection of the Independent Registered Public Accounting Firm; and Proposal No. 3: Approval, on an Advisory Basis, of the Compensation of Our Named Executive Officers.
Proposal No. 4: Amendments to our Second Amended and Restated Certificate of Incorporation requires the affirmative vote of at least 66⅔% of the voting power of the outstanding shares of stock entitled to vote on the matter. Accordingly, because approval is based on the number of outstanding shares entitled to vote, rather than actual votes cast, abstentions will have the same effect as “against” votes on Proposal No. 4.

Nextpower Inc.	5	2026 Proxy Statement

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING	TABLE OF CONTENTS
Votes to Withhold: For Proposal No. 1: Election of Directors, you may vote “For” all or some of the nominees or you may “Withhold” your vote with respect to one or more of the nominees. The four nominees who receive the most “For” votes cast by the holders of shares either present at the Annual Meeting or represented by proxy will be elected to our Board. Broker non-votes will have no effect on Proposal No. 1: Election of Directors. In an uncontested election, “Withhold” votes will not prevent a candidate from getting elected.
Broker Non-Votes: A “broker non-vote” occurs when a broker, bank or other nominee holding your shares in street name does not vote on a particular matter because you did not provide the broker, bank or other nominee voting instructions and the broker, bank or other nominee lacks discretionary voting authority to vote the shares because the matter is considered “non-routine” under the corporate governance standards and continued listing rules of Nasdaq (together, the “Nasdaq rules”). The “non-routine” matters on the agenda for the Annual Meeting are Proposal No. 1: Election of Directors, Proposal No. 3: Approval, on an Advisory Basis, of the Compensation of Our Named Executive Officers, and Proposal 4: Amendments to our Second Amended and Restated Certificate of Incorporation.
Broker non-votes will be counted for the purpose of determining whether a quorum is present at the Annual Meeting. However, because broker non-votes are not considered under Delaware law to be entitled to vote at the Annual Meeting, they will have no effect on the outcome of the vote on Proposal No. 1: Election of Directors, or Proposal No. 3: Approval, on an Advisory Basis, of the Compensation of Our Named Executive Officers. Because Proposal No. 4: Amendments to our Second Amended and Restated Certificate of Incorporation requires the affirmative vote of at least 66⅔% of the voting power of the outstanding shares of stock entitled to vote on the matter, broker non-votes will have the same effect as “against” votes on Proposal No. 4. As a result, if you hold your shares in street name and you do not instruct your broker, bank or other nominee how to vote your shares on any of these three proposals, no vote will be cast on your behalf on these proposals. Therefore, it is critical that you indicate your vote on this proposal if you want your vote to be counted. The proposal to ratify the selection of Deloitte as our independent registered public accounting firm for the fiscal year ending March 31, 2027 is considered a “routine” matter. Therefore, your broker, bank or other nominee will be able to vote on Proposal No. 2: Ratification of the Selection of the Independent Registered Public Accounting Firm even if it does not receive instructions from you, so long as it holds your shares in its name.
How Many Votes are Needed to Approve Each Proposal?

Proposal	Vote Required	Discretionary Voting Allowed?

To elect four nominees to serve as directors until the 2029 annual meeting of stockholders and until their successors are duly elected and qualified, subject to earlier resignation or removal.	Plurality	No

To ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2027.	Majority of the Voting Power Present or Represented by Proxy	Yes

To approve, on an advisory basis, the compensation for our named executive officers.	Majority of the Voting Power Present or Represented by Proxy	No

To approve amendments to our Second Amended and Restated Certificate of Incorporation to remove legacy Class B common stock and other outdated provisions and to rename Class A common stock.	66⅔% of the Outstanding Shares of Stock Entitled to Vote at the Annual Meeting	No

A “Plurality,” with regard to the election of directors, means that the four nominees who receive the most “For” votes cast by the holders of shares either present at the Annual Meeting or represented by proxy will be elected to our Board. A “Majority of the Voting Power Present or Represented by Proxy,” with regard to Proposal No. 2 and Proposal No. 3 means that, to be approved, the holders of a majority in voting power of the shares present or represented by proxy at the meeting and entitled to vote on the matter must vote “For” the proposal. “66⅔% of the Outstanding Shares of Stock Entitled to Vote at the Annual Meeting” with regard to Proposal No. 4 means that, to be approved, the holders of 66⅔% of the voting power of the outstanding shares of stock entitled to vote on the matter must vote “For” the proposal.

Nextpower Inc.	6	2026 Proxy Statement

TABLE OF CONTENTS	QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
Accordingly:
Proposal No. 1: For the election of directors, the four nominees receiving the most “For” votes from the holders of shares present at the Annual Meeting or represented by proxy and entitled to vote on Proposal No. 1 will be elected as directors to hold office until the 2029 annual meeting of stockholders. Only votes “For” will affect the outcome. Broker non-votes, abstentions, and votes to “Withhold” will have no effect.
Proposal No. 2: To be approved, the holders of a majority in voting power of the shares present or represented by proxy at the meeting and entitled to vote on the matter must vote “For” the ratification of the selection of Deloitte as our independent registered public accounting firm for the fiscal year ending March 31, 2027. Broker non-votes are not applicable with respect to Proposal No. 2 as brokers generally have discretion to vote uninstructed shares on this proposal. Abstentions will have the same effect as an “Against” vote.
Proposal No. 3: To be approved, the holders of a majority in voting power of the shares present or represented by proxy at the meeting and entitled to vote on the matter must vote “For” the approval, on an advisory basis, of the compensation of our named executive officers. Broker non-votes will have no effect. Abstentions will have the same effect as an “Against” vote.
Proposal No. 4: To be approved, the holders of 66⅔% of the voting power of the outstanding shares of stock entitled to vote on the matter must vote “For” the approval of the amendments to our Second Amended and Restated Certificate of Incorporation. Broker non-votes and abstentions will have the same effect as an “Against” vote.
None of the proposals, if approved, entitles stockholders to appraisal rights under Delaware law or our certificate of incorporation.
What is the Quorum Requirement?
A quorum of stockholders is necessary to hold a valid stockholder meeting. A quorum will be present if stockholders holding at least a majority in voting power of the outstanding shares of common stock entitled to vote are present or represented by proxy at the Annual Meeting. On the Record Date, there were 151,653,265 shares of Class A common stock outstanding and entitled to vote and there were no shares of Class B common stock outstanding. Virtual attendance at our Annual Meeting constitutes “presence” for purposes of a quorum at the meeting.
Your shares will be counted towards the quorum only if you submit a valid proxy by mail, over the phone or through the internet (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote at the Annual Meeting. Abstentions, votes to “Withhold” and broker non-votes will be counted towards the quorum requirement. If there is no quorum, then the chair of the Annual Meeting may adjourn the meeting to another date. At any adjourned Annual Meeting at which a quorum is present, any business may be transacted that might have been transacted at the Annual Meeting as originally notified. If the adjournment is for more than 30 days, or if after that adjournment a new record date is fixed for the adjourned Annual Meeting, a notice of the adjourned Annual Meeting shall be given to each stockholder of record entitled to vote at the adjourned Annual Meeting.
How Can I Find Out the Results of the Voting at the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a Current Report on Form 8-K that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K with the SEC within four business days after the Annual Meeting, we intend to file a Form 8-K to publish the preliminary results within four business days after the Annual Meeting and file an additional Form 8-K to publish the final results within four business days after the final results are known to us.
If you have any questions or need assistance in voting your shares, please write to Nextpower Investor Relations at investor@nextpower.com.

Nextpower Inc.	7	2026 Proxy Statement

Interest of Certain Persons in Matters to be Acted Upon
No director, nominee for election as director, or executive officer of Nextpower has any special interest in any matter to be voted upon other than election to the Board of Directors.

Nextpower Inc.	8	2026 Proxy Statement

Proposal No. 1: Election of Directors
Upon the recommendation of our Nominating, Governance and Public Responsibility Committee (the “Nom Gov Committee”), our Board has nominated the four individuals listed below to serve as Class I directors (as defined below in the section titled “Board Composition”). Our nominees are Mark Menezes, Daniel Shugar, William Watkins and Howard Wenger.
Each of our director nominees currently serves on the Board. The term of each Class I director who is elected at the Annual Meeting will run from the date of their election until the third annual meeting of stockholders after their election and qualification of their successor, or their earlier death, resignation or removal. The term of our Class II directors will expire at the 2027 Annual Meeting, and the term of our Class III directors will expire at the 2028 annual meeting of stockholders.
Proxies cannot be voted for a greater number of persons than the number of nominees named in this Proxy Statement. If any nominee should become unavailable to serve for any reason, it is intended that votes will be cast for a substitute nominee designated by the Nom Gov Committee and approved by the Board. We have no reason to believe that any nominee named will be unable to serve if elected.
Our Bylaws provide that a director nominee is elected only if they receive a plurality of the votes cast with respect to their election. As a result, any shares not voted “For” a particular candidate, whether as a result of a “Withhold” vote or broker non-vote, will not be counted in such candidate’s favor and will have no effect on the election results. For more information, see the section titled “Questions and Answers About These Proxy Materials and Voting” of this Proxy Statement.

VOTE

The Board of Directors recommends a vote IN FAVOR of each named nominee.

Nextpower Inc.	9	2026 Proxy Statement

PROPOSAL NO. 1	TABLE OF CONTENTS
Nominees for Director and Directors with Continuing Terms
The names and ages of the nominees and directors with continuing terms, length of service with the Company and Board committee memberships are set forth in the table below.

Name	Age	Director Since	Current Term Expires	Independent	Audit Committee	Compensation and People Committee	Nominating, Governance and Public Responsibility Committee

Director Nominees

Mark Menezes	70	2025	2026
Daniel Shugar	63	2023	2026
William Watkins *	73	2023	2026				Chair
Howard Wenger	66	2024	2026

Directors with Continuing Terms

Julie Blunden	60	2024	2027
Steven Mandel	38	2023	2027
Willy Shih	75	2023	2027			Chair
Jeffrey Guldner	61	2024	2028
Monica Karuturi	47	2025	2028
Brandi Thomas	49	2023	2028		Chair
*    Chairperson of the Board
A brief biography of each nominee and each other director is also set forth below, which includes information, as of the date of this Proxy Statement, regarding specific and particular experience, qualifications, attributes or skills of each director, including the nominees, that led the Nom Gov Committee and the Board to believe that the director should serve on the Board.
Director Nominees

Mark Menezes was appointed to our Board on June 17, 2025. Mr. Menezes has served as the President and CEO of the United States Energy Association (USEA) since June 2023. USEA is a non-profit energy organization founded in 1924 to foster the advancement of scientific and technological energy knowledge and the adoption of sound policies to ensure the access of affordable, reliable, clean and resilient energy both in the U.S. and internationally. Additionally, Mr. Menezes has served as an adjunct professor at Georgetown University Law School since August 2021. Mr. Menezes also founded Global Sustainable Energy Advisors LLC, a strategic advisory firm focused on energy policy and security matters, as well as innovative technologies, transactions and investments. Mr. Menezes also served as the Deputy Secretary of the United States Department of Energy from August 2020 to January 2021. Prior to serving as the Deputy Secretary, Mr. Menezes held several positions at the Department of Energy, including Under Secretary. Previously, Mr. Menezes was a partner at the law firm Hunton & Williams LLP, where he headed and managed the firm’s regulated markets and energy infrastructure practice group.
Mr. Menezes earned his B.A. from Louisiana State University and his J.D. from the Louisiana State University Law Center.
MR. MENEZES WAS SELECTED TO SERVE AS A DIRECTOR ON OUR BOARD DUE TO HIS EXTENSIVE EXPERIENCE IN ENERGY POLICY AND SECURITY MATTERS.

Mark Menezes

Board Member

Age: 70
Director Since: 2025

Nextpower Inc.	10	2026 Proxy Statement

TABLE OF CONTENTS	PROPOSAL NO. 1

Daniel Shugar founded Nextpower and has served as its Chief Executive Officer since July 2013. Mr. Shugar began his career in the solar industry in 1988 and has held senior leadership positions in multiple solar companies. Prior to Nextpower, he served as Chief Executive Officer of Solaria Corporation, a solar panel manufacturing company, from January 2010 to June 2013. Mr. Shugar was the President of Systems, a division of SunPower Corporation, a global solar panel manufacturer and construction company, from January 2007 to March 2009. From 1996 to 2007, he served as President of PowerLight Corporation, a commercial and utility-scale solar system integrator. From 1986 to 1995, Mr. Shugar held various positions in the solar businesses of New World Power, Inc., Advance Photovoltaic Systems and the Pacific Gas & Electric Company. Mr. Shugar holds a Bachelor of Science degree in Electrical and Electronics Engineering from Rensselaer Polytechnic Institute and a Master of Business Administration from Golden Gate University.
MR. SHUGAR WAS SELECTED TO SERVE AS A DIRECTOR ON OUR BOARD DUE TO HIS ROLE AS CHIEF EXECUTIVE OFFICER AND HIS EXTENSIVE MANAGEMENT EXPERIENCE IN THE SOLAR ENERGY INDUSTRY.

Daniel Shugar

Board Member & CEO

Age: 63
Director Since: 2023

William Watkins served as Chairman of the Board of Imergy Power Systems, Inc. (“Imergy”), a leading innovator in cost-effective energy storage products, from January 2015 to August 2016 and as Chief Executive Officer from September 2013 to August 2016. Prior to his time at Imergy, Mr. Watkins was the Chairman of the Board of Bridgelux, Inc. from February 2013 to December 2013 and Chief Executive Officer from January 2010 to February 2013. Mr. Watkins also served as the Chief Executive Officer of Seagate Technology Holdings PLC from 2004 to January 2009, as President and Chief Operating Officer from 2000 to 2004 and held various other positions from 1996 to 2000. During his time with Seagate, Mr. Watkins was responsible for Seagate’s hard disc drive operations, including recording heads, media and other components, and related R&D and product development organizations. Mr. Watkins has served on the Board of Directors of Flex Ltd. (“Flex”) since 2009. He previously served on the Board of Directors of Avaya Holdings Corp. from 2017 through 2023 and Maxim Integrated Products, Inc., from 2008 to 2021. Mr. Watkins holds a Bachelor of Science degree in Political Science from the University of Texas.
MR. WATKINS WAS SELECTED TO SERVE AS A DIRECTOR ON OUR BOARD DUE TO HIS EXTENSIVE MANAGEMENT EXPERIENCE ACROSS A NUMBER OF INDUSTRIES ON A GLOBAL SCALE, INCLUDING THE ENERGY STORAGE INDUSTRY, AS WELL AS HIS CURRENT AND PAST BOARD EXPERIENCE AS A DIRECTOR OF VARIOUS PUBLIC COMPANIES.

William Watkins

Board Member

Age: 73
Director Since: 2023

Nextpower Inc.	11	2026 Proxy Statement

PROPOSAL NO. 1	TABLE OF CONTENTS

Howard Wenger has served as President of Nextpower since February 2022 and as a director since June 2024. Mr. Wenger began his solar career in 1984 and has held multiple leadership and board positions. Mr. Wenger served as President of Solaria Corporation, a solar panel manufacturing company, from May 2020 to October 2021, and as member of its Board of Directors from September 2019 to November 2022. From 2007 to 2017, he held various executive officer roles at SunPower Corporation, including President, Global Business Units, and for eight years serving as President and Chief Executive Officer of SunPower Corporation Systems, a wholly-owned subsidiary of SunPower Corporation. From 2003 to 2007, Mr. Wenger served as Executive Vice President and Board Director of PowerLight Corporation and prior to that held engineering and research positions at several companies, including AstroPower, Inc., Pacific Energy Group, PG&E and Intersol Power Corporation. Mr. Wenger holds a Bachelor of Arts degree in Environmental Studies from the University of California, Santa Barbara, and a Master of Science degree in Civil Engineering from the University of Colorado, Boulder.
MR. WENGER WAS SELECTED TO SERVE AS A DIRECTOR ON OUR BOARD DUE TO HIS ROLE AS PRESIDENT AND HIS EXTENSIVE MANAGEMENT EXPERIENCE IN THE SOLAR ENERGY INDUSTRY.

Howard Wenger

Board Member & President

Age: 66
Director Since: 2024

Vote Required
For the election of directors, the four nominees receiving the most “For” votes from the holders of shares present at the Annual Meeting or represented by proxy and entitled to vote on Proposal No. 1 will be elected as directors to hold office until the 2029 annual meeting of stockholders. Only votes “For” will affect the outcome. Broker non-votes, abstentions, and votes to “Withhold” will have no effect.

VOTE

The Board of Directors recommends a vote IN FAVOR of each named nominee.

Nextpower Inc.	12	2026 Proxy Statement

TABLE OF CONTENTS	PROPOSAL NO. 1
Directors with Continuing Terms
Directors with Terms Continuing Until 2027

Julie Blunden has served on our Board of Directors since January 2024. Ms. Blunden served on the Board of Directors of American Battery Technology Company from February 2022 through March 2024, where she also served as Chair of its Compensation Committee and as a member of its Audit Committee and Governance Committee. Ms. Blunden has also served as an independent director on the Board of Directors of ZincFive, Inc., a privately held company, from February 2022 through September 2025, where she served as Chair of its Compensation Committee. In addition, Ms. Blunden served on the Board of Advisors of Plus Power, LLC, a privately held company, from January 2021 through December 2024, and previously served as its Chief Operating Officer from October 2022 through July 2023. Ms. Blunden served as the Chief Commercial Officer of EVgo, Inc. from March 2018 through the completion of its sale to LS Power, L.P. in January 2020. Ms. Blunden has also served as Vice Chair at the Solar Energy Industries Association. Additionally, Ms. Blunden served on the Board of Directors of the Energy Storage Association from June 2018 through April 2020. Ms. Blunden has also served as a member of four other boards of directors of non-profit organizations and two advisory boards of non-profit organizations, including as a member of the Board of New Energy Nexus from May 2013 through March 2025, where she served as its chair through May 2024. Ms. Blunden also served as an Executive in Residence for the Global Energy Management Program at the University of Colorado Denver’s Business School from 2016 through December 2017. Ms. Blunden holds an engineering and environmental studies degree from Dartmouth College and a Master of Business Administration degree from Stanford’s Graduate School of Business.
MS. BLUNDEN WAS SELECTED TO SERVE AS A DIRECTOR ON OUR BOARD BASED ON HER EXTENSIVE INDUSTRY EXPERIENCE AND BACKGROUND IN THE POWER, RENEWABLES AND CLEAN ENERGY SECTORS.

Julie Blunden

Board Member

Age: 60
Director Since: 2024

Steven Mandel is a Partner with TPG Rise Climate, the dedicated climate investing strategy of the private equity firm TPG (“TPG”) where he has worked since 2019. He previously worked as a Director at Denham Capital from 2011 to May 2019, focusing on principal investments across the clean energy sector, and in the Power & Renewables investment banking division at Citigroup from 2009 to 2011. Mr. Mandel currently serves on the Board of Directors of Matrix Renewables, Intersect Power, Palmetto Solar, Climavision, Altus Power, and the non-profit Chordoma Foundation. Mr. Mandel holds a Bachelor of Science in Business and Economics with Honors from Lehigh University, a Master of Science in Finance from London Business School and holds Chartered Financial Analyst designation.
MR. MANDEL WAS SELECTED TO SERVE AS A DIRECTOR ON OUR BOARD BASED ON HIS EXTENSIVE MANAGEMENT EXPERIENCE AND BACKGROUND IN THE POWER, RENEWABLES AND CLEAN ENERGY SECTORS.

Steven Mandel

Board Member

Age: 38
Director Since: 2023

Nextpower Inc.	13	2026 Proxy Statement

PROPOSAL NO. 1	TABLE OF CONTENTS

Willy Shih has served as the Robert and Jane Cizik Professor of Management Practice in Business Administration at Harvard Business School since 2007, where he teaches in MBA and Executive Education Programs. Prior to that, Mr. Shih spent 28 years in various senior management and consultancy positions with IBM, Digital Equipment, Silicon Graphics, Eastman Kodak Company and Thomson SA working in product development and manufacturing. Mr. Shih previously served on the Board of Directors of Flex from 2008 to 2022. Mr. Shih holds Bachelor of Science degrees in Chemistry and Life Sciences from the Massachusetts Institute of Technology, and a Doctor of Philosophy degree from the University of California at Berkeley. He is a Life Member of the Institute of Electrical and Electronics Engineers.
MR. SHIH WAS SELECTED TO SERVE AS A DIRECTOR ON OUR BOARD BASED ON HIS EXTENSIVE EXPERIENCE IN PRODUCT DEVELOPMENT AND MANUFACTURING.

Willy Shih

Board Member

Age: 75
Director Since: 2023
Directors with Terms Continuing Until 2028

Jeffrey Guldner most recently served as President and Chief Executive Officer and Chairman of the Board of Directors of Pinnacle West Capital Corporation, a utility holding company, and Chief Executive Officer and Chairman of the Board of Directors of its primary subsidiary, Arizona Public Service Company (“APS”), an electric utility company, from November 2019 to March 2025. He also served as President of APS from August 2021 to May 2022. Mr. Guldner joined APS in 2004 and held several leadership positions at APS prior to his current roles. Prior to joining APS, Mr. Guldner was a partner in the Phoenix office of Snell & Wilmer LLP, where he practiced public utility, telecommunications and energy law. Before practicing law, Mr. Guldner served as a surface warfare officer in the United States Navy and was an assistant professor of naval history at the University of Washington.
Mr. Guldner serves on the Board of Directors of Duke Energy Corporation, a publicly traded corporation, the McCain Institute, and the Smart Electric Power Alliance.
Mr. Guldner holds a B.A. from the University of Iowa and his J.D. from Arizona State University College of Law. Mr. Guldner is also a graduate of the Reactor Technology Course at the Massachusetts Institute of Technology and the Advanced Management Program at Columbia Business School.
MR. GULDNER WAS SELECTED TO SERVE AS A DIRECTOR ON OUR BOARD BASED ON HIS EXTENSIVE INDUSTRY, MANAGEMENT AND PUBLIC COMPANY EXPERIENCE.

Jeffrey Guldner

Board Member

Age: 61
Director Since: 2024

Nextpower Inc.	14	2026 Proxy Statement

TABLE OF CONTENTS	PROPOSAL NO. 1

Monica Karuturi joined our Board of Directors in June 2025 and has served as Executive Vice President and General Counsel of CenterPoint Energy, an electric and gas utility company, since January 2022. Ms. Karuturi joined CenterPoint Energy in 2014 and held several leadership positions at CenterPoint Energy prior to her current role, including Senior Vice President and General Counsel from July 2020 to January 2022 and Vice President and Deputy General Counsel from April 2019 to July 2020. Prior to joining CenterPoint Energy, Ms. Karuturi served as Counsel, Corporate Finance and Strategic Transactions at LyondellBasell Industries.
Ms. Karuturi holds a B.A. from Brown University, a M.P.H. from Columbia University, and a J.D. from Georgetown University Law Center.
MS. KARUTURI WAS SELECTED TO SERVE AS A DIRECTOR ON OUR BOARD BASED ON HER EXTENSIVE EXECUTIVE EXPERIENCE IN THE ENERGY INDUSTRY.

Monica Karuturi

Board Member

Age: 47
Director Since: 2025

Brandi Thomas currently serves as Vice President, Chief Audit Executive of Uber Technologies, Inc., since May 2026. Prior to joining Uber, Ms. Thomas served as Vice President, Corporate Audit and Enterprise Risk Management, General Motors, a multinational vehicle manufacturer of the Buick, GMC, Cadillac, Chevrolet brands, from January 2024 to March 2026, and Vice President, Chief Audit Executive and Chief Diversity, Equity and Inclusion Officer at General Electric, a multinational company operating in aviation, power and renewable energy from November 2020 to December 2023. Prior to General Electric, Ms. Thomas served as Vice President, Corporate Audit for Delta Air Lines, Inc., one of the leading airlines in the U.S. for domestic and international travel, from April 2017 to December 2020. She holds a Bachelor of Science degree in Finance from Case Western Reserve University.
MS. THOMAS WAS SELECTED TO SERVE AS A DIRECTOR ON OUR BOARD BASED ON HER EXTENSIVE EXPERIENCE IN FINANCE, CORPORATE AUDIT, ENTERPRISE RISK MANAGEMENT AND STRATEGIC GROWTH.

Brandi Thomas

Board Member

Age: 49
Director Since: 2023

Nextpower Inc.	15	2026 Proxy Statement

PROPOSAL NO. 1	TABLE OF CONTENTS
Board Skills Matrix

Name	Management Experience	Product Development & Manufacturing	Solar Industry Experience	Finance/ Corporate Audit Experience	Risk Management	Strategic Growth	Public Board Experience

Julie Blunden
Jeffrey Guldner
Monica Karuturi
Steven Mandel
Mark Menezes
Brandi Thomas
Willy Shih
Daniel Shugar
William Watkins
Howard Wenger

Total Possessed	10	3	8	3	4	7	7

Nextpower Inc.	16	2026 Proxy Statement

Information Regarding the Board of Directors and Corporate Governance
This section describes key corporate governance guidelines and practices that we have adopted. Complete copies of the charters of the committees of the Board and our Code of Business Conduct and Ethics, described below, can be found in the Governance section of the Investors section of our website at https://investors.nextpower.com/governance/governance/default.aspx. Alternatively, you can request a copy of any of these documents free of charge by writing to: Bruce Ledesma, Chief Legal and Compliance Officer & Secretary, Nextpower Inc., 6200 Paseo Padre Parkway, Fremont, CA 94555. Information on or accessible through our website is not incorporated by reference in this Proxy Statement.
Board Composition
Our Board of Directors consists of ten members. William Watkins is the Chair. The primary responsibilities of our Board are to provide oversight, strategic guidance, counseling and direction to management. Our Board meets on a regular basis and additionally, as required.
Our Second Amended and Restated Certificate of Incorporation provides for a classified board of directors, with our directors being divided into three classes: Class I, Class II and Class III. Directors belonging to one of the three classes are elected at each annual stockholders’ meeting, with directors designated as Class I to be elected at this Annual Meeting, directors designated as Class II to be elected at the 2027 Annual Meeting, and directors designated as Class III to be elected at the 2028 annual meeting of stockholders. Each director’s term continues until the third annual meeting of stockholders after their election and qualification of their successor, or their earlier death, resignation or removal.
Director Independence
The Board’s guidelines for director independence conform to the independence requirements in the Nasdaq rules for those directors deemed independent. The Board considers all relevant facts and circumstances in determining independence. The Board affirmatively determined that each director identified as independent has no relationship that would interfere with the exercise of independent judgment.
Board Leadership Structure
The Board reviews its leadership structure periodically as part of its annual self-assessment process. In addition, the Board continues to monitor developments in corporate governance as well as the approaches our peers undertake.
The Board believes that it is important to retain the flexibility to allocate the responsibilities of the offices of Chair and Chief Executive Officer in any manner that it determines to be in the best interests of the Company at any point in time. The Chair and our Chief Executive Officer are currently separate. Our Chair is currently William Watkins. Our Board believes that the Company and its stockholders are best served by maintaining the flexibility to determine whether the Chair and Chief Executive Officer positions should be separated or combined at a given point in time in order to provide appropriate leadership for us at that time.
If at any time the Chair is not an independent director, the Board shall appoint a lead director who must be independent. The Chair and the Chief Executive Officer are free, as is the Board of Directors as a whole, to call upon any one or more directors to provide leadership in a given situation should a special need arise.
The Board, including each of its committees, also has complete and open access to any member of the Company’s management and the authority to retain independent advisors as the Board or such committee deems appropriate. In addition, all members of each of the Audit Committee, the Nom Gov Committee and the Compensation and People Committee (the “C&P Committee”) are independent directors, and the committee chairs have authority to hold executive sessions without management and non-independent directors present.

Nextpower Inc.	17	2026 Proxy Statement

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE	TABLE OF CONTENTS
Board Diversity
The Company seeks to achieve a balance and diversity of knowledge, experience and capability with respect to the directors serving on the Board. The Board considers each candidate’s ability to contribute to the diversity of the Board (including diversity of experience, viewpoints, backgrounds, gender, race and ethnicity).
The below Board Diversity Matrix reports self-identified diversity statistics for the Board.

Board Diversity Matrix (as of June 25, 2026)

Total Number of Directors	10

	Female	Male	Non-Binary	Did Not Disclose Gender

Part I: Gender Identity

Directors	3	7	0	0

Part II: Demographic Background

African American or Black	1	0	0	0
Alaskan Native or Native American	0	0	0	0
Asian	1	1	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	1	5	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0	0	0	0
Did Not Disclose Demographic Background	0	1	0	0
Role of the Board in Risk Oversight
An important function of the Board is oversight of risk management at Nextpower. Risk is inherent in business, and the Board’s oversight, assessment and decisions regarding risks occur in the context of and in conjunction with the other activities of the Board and its committees. The Board believes that its current governance structure facilitates its risk oversight responsibilities.
The Audit Committee manages risk by overseeing the integrity of the Company’s financial statements and internal controls; the qualifications, independence and performance of the Company’s independent registered public accounting firm; the performance of the Company’s internal audit function; risk assessments from management with respect to cybersecurity; and the Company’s compliance with legal and regulatory requirements.
The Nom Gov Committee manages risk by reviewing and evaluating the size, composition, function and duties of the Board consistent with its needs; making recommendations to the Board as to determinations of director independence; reviewing and reassessing the Company’s Corporate Governance Guidelines and the Code of Business Conduct and Ethics for the Company and overseeing compliance with such Code.
The C&P Committee manages risk by reviewing and assessing risks arising from the Company’s employee compensation policies and practices and whether any such risks are reasonably likely to have a material adverse effect on the company; working with the Chief Executive Officer to plan for the succession of the Chief Executive Officer and other senior executive officers, including developing plans for interim or emergency succession; and overseeing the Company’s human capital management strategy.
It is the responsibility of the committee chairs to report findings regarding material risk exposures to the Board as quickly as possible. Our Chief Executive Officer, Chief Financial Officer and Chief Legal and Compliance Officer & Secretary coordinate between the Board and management with regard to the determination and implementation of responses to any problematic risk management issues.

Nextpower Inc.	18	2026 Proxy Statement

TABLE OF CONTENTS	INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Meetings of the Board of Directors
The Board oversees our business. It establishes overall policies and standards and reviews the performance of management. From April 1, 2025 to March 31, 2026 (fiscal year 2026), the Board held seven meetings. Each Board member attended 75% or more of the aggregate meetings of the Board and of the committees on which they served held during the period for which they were a director or committee member. Our directors are encouraged to attend our annual meetings of stockholders, but we do not currently have a policy relating to director attendance. Each of our then directors attended the 2025 annual meeting of stockholders (the “2025 Annual Meeting”).
The Board and each of our standing committees typically hold an executive session of non-management directors as a part of every regularly scheduled quarterly meeting.
Information Regarding Committees of the Board of Directors
The Board has a number of committees that perform certain functions for the Board. The current committees of the Board are the Audit Committee, the C&P Committee and the Nom Gov Committee. Below is a description of each committee of the Board. Each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities.
AUDIT COMMITTEE
The Board has a separately designated standing Audit Committee established in accordance with Section 3(a)(58) of the Exchange Act. The Audit Committee was established by the Board to assist in its oversight of the integrity of our financial statements and internal controls, and our compliance with legal and regulatory requirements. In addition, the Audit Committee is responsible for the oversight of the qualification, independence and performance of our independent registered public accounting firm as well as the appointment of our independent registered public accounting firm.
The Audit Committee consists of Julie Blunden, Steven Mandel and Brandi Thomas, with Ms. Thomas serving as chairperson. Our Board has determined (i) that each of Julie Blunden, Steven Mandel and Brandi Thomas satisfies the requirements for independence and financial literacy under the rules and regulations of Nasdaq and the SEC and (ii) that Brandi Thomas qualifies as an “audit committee financial expert” as defined in the SEC rules and regulations and satisfies the financial sophistication requirements of Nasdaq. In making these determinations, the Board relied on the past business experience of each director. This designation does not impose any duties, obligations or liabilities that are greater than are generally imposed on members of our Audit Committee and our Board.
All of the members of the Audit Committee satisfy the independence requirements under the Nasdaq rules and the rules of the SEC.
Our Audit Committee is directly responsible for, among other things:
•selecting and hiring our registered public accounting firm;
•evaluating the performance and independence of our registered public accounting firm;
•pre-approving all audit and any permitted non-audit services to be performed by our registered public accounting firm;
•reviewing the integrity of our financial statements and related disclosures and reviewing our critical accounting policies and practices;
•reviewing the adequacy and effectiveness of our internal control policies and procedures and our disclosure controls and procedures;
•overseeing procedures for the treatment of complaints relating to accounting, internal accounting controls or audit matters;
•reviewing and discussing with management and the registered public accounting firm the results of the annual audit, our quarterly financial statements and our publicly filed reports;
•establishing procedures for employees to anonymously submit concerns about questionable accounting or audit matters;
•reviewing the effect of legal, regulatory and accounting initiatives on the Company’s financial statements;
•reviewing the effect of off-balance sheet arrangements, if any, on the Company’s financial statements;
•reviewing and approving in advance any proposed related-person transactions;
•the administration of our related party transaction policy; and
•preparing the audit committee report that the SEC requires in our annual proxy statement.

Nextpower Inc.	19	2026 Proxy Statement

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE	TABLE OF CONTENTS
Our Audit Committee operates under a written charter that satisfies the applicable rules of the SEC and the Nasdaq rules. The Audit Committee met eight times in fiscal year 2026. The Audit Committee charter can be found in the Governance section of the Investors section of our website at https://investors.nextpower.com/governance/governance/default.aspx. Information on or accessible through our website is not incorporated by reference in this Proxy Statement. The Audit Committee charter grants the Audit Committee authority to obtain, at our expense, advice and assistance from internal and external legal, accounting or other advisors and consultants and other external resources that the Audit Committee considers necessary or appropriate in the performance of its duties.
As required by its charter, the Audit Committee conducts a self-evaluation at least annually. The Audit Committee also reviews and assesses the adequacy of its charter at least annually and recommends any proposed changes to the Board for its consideration.
The Board annually reviews the Nasdaq rules’ definition of independence for Audit Committee members and has determined that all members of our Audit Committee are “financially literate” under the Nasdaq rules and that members of the Audit Committee received no compensation from the Company other than for service as a director.
COMPENSATION AND PEOPLE COMMITTEE
The C&P Committee consists of Julie Blunden, Monica Karuturi and Willy Shih, with Mr. Shih serving as chairperson. Our Board has determined that each of Julie Blunden, Monica Karuturi and Willy Shih satisfies the requirements for independence under the rules and regulations of Nasdaq.
Our C&P Committee is responsible for, among other things:
•reviewing and recommending to the Board for approval the compensation for our Chief Executive Officer, as well as any employment, consulting, severance, change in control, termination or separation agreements between the Company and the Chief Executive Officer;
•reviewing and approving the compensation for all of our other officers, as well as any employment, severance, consulting, change in control, termination or separation agreements between the Company and our other officers;
•administering our equity compensation plans;
•overseeing our overall compensation policies and practices;
•reviewing the Company’s management succession planning and developing plans for interim or emergency succession for executive officers; and
•reviewing and approving the compensation committee report that the SEC requires in our annual proxy statement.
Our C&P Committee operates under a written charter that satisfies the applicable rules of the SEC and the listing standards of the Nasdaq. The C&P Committee met four times in fiscal year 2026. The C&P Committee charter can be found in the Governance section of the Investors section of our website https://investors.nextpower.com/governance/governance/default.aspx. Information on or accessible through our website is not incorporated by reference in this Proxy Statement. The C&P Committee charter grants the C&P Committee sole authority to retain or obtain the advice of a compensation consultant, legal counsel or other adviser, including the authority to approve the consultant’s reasonable compensation. The C&P Committee may select such advisers, or receive advice from any other adviser, only after taking into consideration all factors relevant to that person’s independence from management, including those independence factors enumerated by Nasdaq rules.
Under the C&P Committee charter, the C&P Committee may, in its discretion, delegate its duties to a subcommittee.
As required by its charter, the C&P Committee conducts a self-evaluation at least annually. The C&P Committee also annually reviews and assesses the adequacy of its charter and recommends any proposed changes to the Board for its consideration.
Compensation and People Committee Processes and Procedures
The implementation of our compensation philosophy is carried out under the supervision of the C&P Committee. The C&P Committee charter requires that the C&P Committee meet as often as its members deem necessary to perform its responsibilities under the charter. The agenda for each meeting is usually developed by the chairperson of the C&P Committee, in consultation with other C&P Committee members, management and the C&P Committee’s independent advisors. The C&P Committee also meets regularly in executive session. Meetings may, at the discretion of the C&P Committee, include other directors or members of management in addition to the C&P Committee’s independent advisors, for the purpose of providing analysis and information to assist management with their recommendations on various compensation matters. Management does not participate in the executive sessions of the C&P Committee. For a description of the role of our management and any compensation consultants for executive compensation decisions for fiscal year 2026, please see the section titled “Compensation Discussion and Analysis” of this Proxy Statement.

Nextpower Inc.	20	2026 Proxy Statement

TABLE OF CONTENTS	INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Compensation and People Committee Interlocks and Insider Participation
During fiscal year 2026, Julie Blunden, Jonathan Coslet, Monica Karuturi and Willy Shih served on the C&P Committee. None of our executive officers currently serves, or has served during the last year, as a member of the board of directors or compensation committee of any entity that has or had, at the relevant time, one or more executive officers serving as a member of our Board or C&P Committee.
NOMINATING, GOVERNANCE AND PUBLIC RESPONSIBILITY COMMITTEE
The Nominating, Governance and Public Responsibility Committee (“Nom Gov Committee”) is generally responsible for identifying qualified Board candidates, recommending director nominees and appointments to Board committees, evaluating Board performance and overseeing our Code of Business Conduct and Ethics. The Nom Gov Committee consists of Jeffrey Guldner, Mark Menezes and William Watkins, with Mr. Watkins serving as chairperson. Our Board has determined that each of Jeffrey Guldner, Mark Menezes and William Watkins satisfies the requirements for independence under the rules and regulations of Nasdaq and the SEC.
Our Nom Gov Committee is responsible for, among other things:
•identifying, recruiting, evaluating and recommending candidates for service as members of the Board and as members of committees of the Board consistent with criteria approved by the Board, including assessing a candidate’s independence and, in the case of candidates for membership on the Board’s Audit Committee, financial literacy and expertise;
•reviewing and considering stockholder-recommended candidates for nomination to the Board;
•shaping and overseeing the application of the Company’s environmental, social and corporate governance guidelines, policies and procedures, and compliance with laws and regulations;
•overseeing Board communications with stockholders, stockholder proposals and stockholder activism;
•reviewing conflicts of interest of our directors and officers and proposed waivers of our corporate governance guidelines and Code of Business Conducts and Ethics; and
•assessing the composition and performance of the Board and the committees of the Board and the performance of each individual director.
The Nom Gov Committee met four times in fiscal year 2026. Our Nom Gov Committee operates under a written charter that satisfies the applicable rules of the SEC and the Nasdaq rules. A detailed discussion of the Nom Gov Committee’s procedures for recommending candidates for election as a director appears below under the caption “Procedures of the Nominating, Governance and Public Responsibility Committee.”
The Nom Gov Committee charter can be found in the Governance section of the Investors section of our website at https://investors.nextpower.com/governance/governance/default.aspx. The Nom Gov Committee charter complies with the guidelines established by Nasdaq. Information on, or accessible through, our website is not incorporated by reference in this Proxy Statement. The charter of the Nom Gov Committee grants the Nom Gov Committee authority to retain and terminate any advisers, including search firms to identify director candidates, compensation consultants as to director compensation and legal counsel, including sole authority to approve all such advisers’ fees and other retention terms.
Procedures of the Nominating, Governance and Public Responsibility Committee
In connection with nominating directors for election at the Annual Meeting and periodically throughout the year, the Nom Gov Committee considers the composition of the Board and each committee of the Board to evaluate its effectiveness and whether changes should be considered to either the Board or any of the committees. In support of this process, the Board has determined that the Board as a whole must be inclusive and have the right balance and diversity of knowledge, experience and capability for the optimal functioning of the Board in its oversight of our Company. The Board considers the following factors and qualifications, without limitation:
•the appropriate size and the diversity of the Board;
•the needs of the Board with respect to the particular talents and experience of its directors;
•the knowledge, skills and experience of nominees, including experience in the industry in which we operate, business, finance, management or public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;
•familiarity with domestic and international business matters;
•familiarity and experience with legal and regulatory requirements; and
•experience with accounting rules and practices.

Nextpower Inc.	21	2026 Proxy Statement

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE	TABLE OF CONTENTS
Considerations in Evaluating Director Nominees
Pursuant to the Nom Gov Committee charter, the Nom Gov Committee periodically reviews the composition of the Board in light of current challenges and needs of the Board and the Company and determines whether it may be appropriate to add or remove individuals after considering issues of judgment, diversity, skills, background and experience. Although the Nom Gov Committee does not have a formal policy regarding diversity on the Board, the Nom Gov Committee is sensitive to the importance of nominating persons with different perspectives and experience to enhance the deliberation and decision-making processes of the Board. The Nom Gov Committee also considers applicable laws and regulations and Nasdaq listing standards.
Once the Nom Gov Committee and the Board determine that it is appropriate to add a new director, either as a replacement or as a new position, the Nom Gov Committee uses a flexible set of procedures in selecting individual director candidates. Rather than applying specific minimum criteria in identifying candidates, the Nom Gov Committee seeks candidates with high professional and personal ethics and values, a general understanding of various business disciplines (e.g., marketing, finance, etc.), an understanding of the Company’s business and industry, educational and professional background, analytical ability, willingness to devote adequate time to Board duties and ability to act in and represent the balanced best interests of the Company and its stockholders as a whole, rather than special constituencies. This flexibility allows the Nom Gov Committee to adjust the process to best satisfy the objectives it is attempting to accomplish in any director search. The first step in the general process is to identify the type of candidate the Nom Gov Committee may desire for a particular opening, including establishing the specific target skill areas, experiences and backgrounds that are to be the focus of a director search. The Nom Gov Committee may consider candidates recommended by management, by members of the Nom Gov Committee, by the Board, by stockholders or by a third party it may engage to conduct a search for possible candidates. In considering candidates submitted by stockholders, the Nom Gov Committee will take into consideration the needs of the Board, and the qualifications of the candidate. In evaluating recommendations submitted by stockholders, the Board will evaluate such prospective nominees using the same standards that are applicable for all Board candidates.
Once candidates are identified, the Nom Gov Committee conducts an evaluation of qualified candidates. The evaluation generally includes interviews and background and reference checks. As noted above, there is no difference in the evaluation process of a candidate recommended by a stockholder as compared to the evaluation process of a candidate identified by any of the other means described above. In identifying and evaluating potential nominees to serve as directors, the Nom Gov Committee will examine each nominee on a case-by-case basis regardless of who recommended the nominee and take into account all factors it considers appropriate.
If the Nom Gov Committee determines that a candidate should be nominated as a candidate for election to the Board, the candidate’s nomination is then recommended to the Board, and the directors may in turn conduct their own review to the extent they deem appropriate. When the Board has agreed upon a candidate, such candidate is recommended to the stockholders for election at an annual meeting of stockholders or appointed as a director by a vote of the Board as appropriate.
Stockholder Communications with the Board of Directors
Our relationship with our stockholders is an important part of our corporate governance program. Engaging with our stockholders helps us to understand how they view us, to set goals and expectations for our performance, and to identify emerging issues that may affect our strategies, corporate governance, compensation practices or other aspects of our operations. Our stockholder and investor outreach includes investor road shows, analyst meetings and investor conferences and meetings. We also communicate with stockholders and other stakeholders through various media, including our annual report and SEC filings, proxy statement, news releases and our website. Our conference calls for quarterly earnings releases are open to all. These calls are available in real time and as archived webcasts on our website for a period of time.
The Board has adopted a process for stockholders and others to send communications to the Board or any director. All such communications should be sent by mail addressed to the Board or any particular director at 6200 Paseo Padre Parkway, Fremont, CA 94555, c/o Bruce Ledesma, Chief Legal and Compliance Officer & Secretary. All such communications received by Bruce Ledesma will be sent directly to the Board or the particular director indicated.

Nextpower Inc.	22	2026 Proxy Statement

TABLE OF CONTENTS	INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Code of Business Conduct and Ethics
Our Board of Directors has adopted a code of ethics that applies to all of our employees, officers and directors, including our Chief Executive Officer, Chief Financial Officer and other executive and senior financial officers. The full text of our Code of Business Conduct and Ethics is available in the Governance section of the Investors section of our website at https://investors.nextpower.com/governance/governance/default.aspx. Information on or accessible through our website is not incorporated by reference in this Proxy Statement. We intend to disclose future amendments to our Code of Business Conduct and Ethics, or any waivers of such code, on our website or in public filings.
Involvement in Certain Legal Proceedings
There are no material proceedings to which any director, officer or affiliate of the Company, any owner of record or beneficially of more than 5% of any class of voting securities of the Company, any associate of any such director, officer, affiliate of the Company or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

Nextpower Inc.	23	2026 Proxy Statement

Proposal No. 2: Ratification of the Selection of the Independent Registered Public Accounting Firm
On February 10, 2026, our Audit Committee selected Deloitte as our independent registered public accounting firm for the fiscal year ending March 31, 2027. Deloitte has served as our independent registered public accounting firm since 2021. Representatives of Deloitte plan to attend the Annual Meeting and will be available to answer appropriate questions from stockholders. They will have the opportunity to make a statement if they desire to do so.
Neither our Bylaws nor other governing documents or law require stockholder ratification of the selection of Deloitte as our independent registered public accounting firm. However, the Board is submitting the selection of Deloitte to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether to retain Deloitte. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interest of the Company and its stockholders.

VOTE

The Board of Directors recommends a vote IN FAVOR of Proposal No. 2.

Independent Registered Public Accounting Firm
The following is a summary of the fees and services provided by Deloitte to the Company for fiscal years 2025 and 2026:

	Fiscal Year Ended March 31,

Description of Services Provided by Deloitte	2025 ($)	2026 ($)

Audit Fees (1)	3,915,810	3,892,094
Audit Related Fees (2)	500,000	1,196,636
Tax Fees (3)	138,714	1,195,118
All Other Fees (4)	3,790	3,790
Total	4,558,314	6,287,638
(1)Audit Fees for Deloitte for fiscal years 2025 and 2026 were for professional services rendered for the audits of our financial statements, review of interim financial statements, assistance with registration statements filed with the SEC and services that are normally provided by Deloitte in connection with statutory and regulatory filings or engagements.
(2)Audit-Related Fees include fees related to assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not included in the fees reported in the table above under “Audit Fees.” The services in this category relate primarily to the performance of due diligence on mergers and acquisitions.
(3)Tax Fees consist of fees for professional services rendered by our independent registered public accounting firm for tax compliance, tax advice and tax planning services, including assistance regarding federal, state and international tax compliance, return preparation, tax audits, tax advice related to mergers and acquisitions and customs and duties.
(4)All Other Fees consist of fees for professional services rendered by our independent registered public accounting firm for permissible non-audit services.
Audit Committee Pre-Approval Policy
The Audit Committee or a delegate thereof pre-approves the scope of the audit and non-audit services provided by our independent registered public accounting firm, as well as all associated fees and terms, pursuant to pre-approval policies and procedures established by the Audit Committee. The Audit Committee evaluates the independent registered public accounting firm’s qualifications, performance and independence, and presents its conclusions to the full Board on at least an annual basis.
All of the services provided by Deloitte since the Company’s initial public offering in February 2023, and fees for such services, were approved by the Audit Committee in accordance with these standards.

Nextpower Inc.	24	2026 Proxy Statement

TABLE OF CONTENTS	PROPOSAL NO. 2
Vote Required
To be approved, the holders of a majority in voting power of the shares present or represented by proxy at the meeting and entitled to vote on Proposal No. 2 must vote “For” the ratification of the selection of Deloitte as our independent registered public accounting firm for the fiscal year ending March 31, 2027. Broker non-votes are not applicable with respect to Proposal No. 2 as brokers generally have discretion to vote uninstructed shares on this proposal. Abstentions will have the same effect as an “Against” vote.

VOTE

The Board of Directors recommends a vote IN FAVOR of Proposal No. 2.

Nextpower Inc.	25	2026 Proxy Statement

Audit Committee Report
The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended March 31, 2026 with management of the Company. The Audit Committee has discussed with the Company’s independent registered public accounting firm, Deloitte & Touche LLP, the matters required to be discussed by the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee has also received the written disclosures and the letter from Deloitte & Touche LLP required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence and has discussed with Deloitte & Touche LLP the accounting firm’s independence.
Based on the foregoing, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2026.
Respectfully submitted by the members of the Audit Committee of the Board:
The Audit Committee
Brandi Thomas, Chair
Julie Blunden
Steven Mandel
This report of the Audit Committee is required by the SEC and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.

Nextpower Inc.	26	2026 Proxy Statement

Proposal No. 3: Approval, on an Advisory Basis, of the Compensation of Our Named Executive Officers
We are required by Section 14A of the Exchange Act to offer our stockholders an opportunity to cast an advisory, non-binding vote on the compensation of our named executive officers, as disclosed in this Proxy Statement, pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act enacted in July 2010 (the “Dodd-Frank Act”) (commonly referred to as a “say-on-pay” vote). This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. Although the vote is non-binding, we value constructive feedback from our stockholders on executive compensation and other important matters, and the Board and the C&P Committee will consider the voting results when making future compensation decisions. In a decision that factored in the non-binding advisory vote of our stockholders at our 2023 annual meeting of stockholders on the frequency of stockholder advisory votes on the compensation of our named executive officers, we determined to hold a non-binding, advisory vote on the compensation of our named executive officers annually. We expect to hold our next non-binding, advisory vote on the frequency of say-on-pay votes at our 2029 annual meeting of stockholders.

VOTE

The Board of Directors recommends a vote FOR approval, on an advisory basis, of the compensation of our named executive officers.

As described under the heading “Compensation Discussion and Analysis” in this Proxy Statement, our executive compensation program is designed to attract, retain and motivate top-level talent who possess the skills and leadership necessary to grow our business and enable long-term value creation. The Board encourages our stockholders to read the disclosures set forth in the “Compensation Discussion and Analysis” section of this Proxy Statement to review the compensation actions taken in fiscal year 2026. The Board believes that our executive compensation program effectively aligns executive pay with our performance and results in the attraction and retention of talented executives who are critical to our success.
Accordingly, the Board recommends that our stockholders vote “For” the following resolution:
“RESOLVED, that the compensation paid to the named executive officers, as disclosed in the proxy statement furnished for the 2026 Annual Meeting of Stockholders pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and related narrative discussion, is hereby APPROVED on an advisory basis.”
Because the vote is advisory, it is not binding on management or the Board. Nevertheless, the views expressed by our stockholders, whether through this vote or otherwise, are important to management and the Board and, accordingly, the C&P Committee and the Board intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements. Your vote will serve as an additional tool to guide the C&P Committee and the Board in continuing to improve the alignment of our executive compensation program with business objectives and performance and with the interests of our stockholders.
Vote Required
To be approved, the holders of a majority in voting power of the shares present or represented by proxy at the meeting and entitled to vote on the matter must vote “For” the approval, on an advisory basis, of the compensation of our named executive officers. Broker non-votes will have no effect. Abstentions will have the same effect as an “Against” vote.

VOTE

The Board of Directors recommends a vote "FOR” approval, on an advisory basis, of the compensation of our named executive officers.

Nextpower Inc.	27	2026 Proxy Statement

Proposal No. 4: Approval of Amendments to Our Second Amended and Restated Certificate of Incorporation to Remove Legacy Class B Common Stock and Other Outdated Provisions and to Rename Class A Common Stock
We are also seeking our stockholders’ approval to amend our Second Amended and Restated Certificate of Incorporation (the “Charter”) to eliminate the legacy Class B Common Stock and other outdated provisions and to rename the Class A Common Stock to “Common Stock” and make conforming changes.
Background
At the time of the Company’s initial public offering on February 9, 2023, the Company had an “Up-C” organizational structure. Under that structure, the Company served as a holding company for Nextpower LLC (formerly Nextracker LLC, the “LLC”). Since then, the Company has had two classes of common stock: Class A Common Stock, which is held by public stockholders, and Class B Common Stock, which was held by Flex Ltd. (“Flex”) and its affiliates and certain other pre-IPO holders. Subject to certain exceptions, the number of shares of Class A Common Stock equaled the number of LLC membership units (the “Common Units”) held by the Company and the number of shares of Class B.

VOTE

The Board of Directors recommends a vote FOR approval of the amendments to our Second Amended and Restated Certificate of Incorporation

Common Stock equaled the number of Common Units held by holders of Class B Common Stock. Shares of Class A Common Stock and Class B Common Stock are entitled to one vote per share on all matters submitted to a vote of the Company’s stockholders generally, but Class B Common Stock has no economic interest in the Company.
On January 2, 2024, in connection with Flex’s distribution of its interest in the Company to its stockholders, Flex exchanged all Common Units held by it and a corresponding number of shares of Class B Common Stock for shares of Class A Common Stock. Additionally, on February 5, 2025, TPG Inc. exchanged all Common Units held by it and a corresponding number of shares of Class B Common Stock for shares of Class A Common Stock. As a result of these transactions, since February 5, 2025, no shares of Class B Common Stock have been outstanding.
Purpose and Effect of the Class B Removal Amendment
The Board has determined that the outdated references to a dual class structure and the Class B Common Stock in our Charter do not reflect the current state of the Company and are unnecessary, burdensome, and potentially confusing to investors and the capital markets. As such, the Board has determined it is advisable and in the best interest of the Company and its stockholders to simplify the Charter by eliminating the legacy Class B Common Stock and other outdated provisions relating to former Class B stockholders, to rename Class A Common Stock to “Common Stock,” and make other conforming changes (collectively, the “Class B Removal Amendment”). We believe the Class B Removal Amendment will help simplify our Charter to reflect the current state of the Company and prevent any mistaken belief on the part of the investing public and/or others who report or follow our publicly traded equity securities that we may have more than one class of common stock outstanding.

Nextpower Inc.	28	2026 Proxy Statement

TABLE OF CONTENTS	PROPOSAL NO. 4
The Class B Removal Amendment would, among other things, eliminate all provisions relating to our Class B Common Stock, including the authorization of 500,000,000 shares of Class B Common Stock and the designations, powers, preferences, privileges, and qualifications, limitations, or restrictions of the Class B Common Stock; eliminate the provisions specifying the ratio of Class A Common Stock and Common Units that we must maintain; rename the Class A Common Stock to “Common Stock”; remove provisions that related to former Class B stockholders, including with respect to the director designation rights of such stockholders, separate class votes by such stockholders, and waiver of corporate opportunities in favor of such stockholders; and make related conforming changes to our Charter. It would have the effect of reducing the total number of shares of capital stock we are authorized to issue from 1,450,000,000 shares (consisting of 900,000,000 shares of Class A Common Stock, 500,000,000 shares of Class B Common Stock, and 50,000,000 shares of preferred stock) to 950,000,000 shares (consisting of 900,000,000 shares of Common Stock and 50,000,000 shares of preferred stock) to reflect the elimination of the Class B Common Stock. In addition, the Class B Removal Amendment would also make other non-material and ministerial changes to our Charter.
The Class B Removal Amendment will not change any substantive terms of Class A Common Stock or impact any powers or rights of our stockholders. The Common Stock (as renamed) will continue to be listed and trade on the Nasdaq Global Select Market under the symbol “NXT.”
The text of the proposed Class B Removal Amendment, with proposed deletions reflected by red “strike-through” text and proposed additions reflected by blue “underline” text, is set forth in Appendix B. This summary is qualified in its entirety by reference to Appendix B.
Vote Required
The approval of the Class B Removal Amendment requires the affirmative “FOR” vote of holders of at least 66⅔% of the voting power of the outstanding shares of our Common Stock entitled to vote on this proposal. You may vote “For” or “Against” or you may “Abstain” with respect to this proposal. Abstentions and broker non-votes will have the same effect as a vote against this proposal.
If our stockholders approve this proposal, we intend to file with the Delaware Secretary of State an amended and restated certificate of incorporation that reflects the Class B Removal Amendment, which will become effective upon filing. The Board retains the discretion to abandon the Class B Removal Amendment at any time before it becomes effective.

VOTE

The Board of Directors recommends a vote "FOR” approval of the amendments to our Second Amended and Restated Certificate of Incorporation to remove legacy Class B common stock and other outdated provisions and to rename Class A common stock.

Nextpower Inc.	29	2026 Proxy Statement

Executive Officers
The following table sets forth certain information concerning our executive officers as of June 5, 2026:

z
	Name	Age	Position

	Daniel Shugar	63	Chief Executive Officer & Director
	Howard Wenger	66	President & Director
	Charles Boynton	58	Chief Financial Officer
	Bruce Ledesma (1)	58	Chief Legal and Compliance Officer & Secretary
	Nicholas (Marco) Miller (2)	57	Chief Operating Officer
(1)Mr. Ledesma will retire and cease serving as Chief Legal & Compliance Officer of the Company on July 17, 2026.
(2)Mr. Miller ceased serving as Chief Operating Officer of the Company on June 14, 2026.
There are no family relationships between any of our directors and any of our executive officers.
Mr. Shugar’s and Mr. Wenger’s biographies can be found under the section titled “Proposal No. 1: Election of Directors—Director Nominees” with the biographies of the other members of the Board. Biographies for our other executive officers are below.

Charles Boynton has served as our Chief Financial Officer since May 2024. Prior to becoming our Chief Financial Officer, Mr. Boynton served on our Board of Directors, including as chair of our Audit Committee from February 2023 through March 15, 2024. He also previously served as the Chief Financial Officer of Logitech, a digital product company founded in Lausanne, Switzerland, from February 2023 through March 2024. Prior to joining Logitech, Mr. Boynton served as the Executive Vice President and Chief Financial Officer of Plantronics Inc. also known as Poly, Inc., a global business and consumer audio and video communications company (acquired by HP Inc. in October 2022). Mr. Boynton previously served as Executive Vice President and Chief Financial Officer of SunPower Corporation, a global vertically integrated solar company, from March 2012 to May 2018, continuing as an Executive Vice President until July 2018, and as Vice President of Corporate Finance and Corporate Development from June 2010 to March 2012. Mr. Boynton served as the Chief Executive Officer and Chairman of the Board of 8point3 Energy Partners, an owner / operator of solar energy generation projects, from March 2015 to June 2018 (acquired by Capital Dynamics in July 2018). Mr. Boynton served as the Chief Financial Officer of ServiceSource International, Inc., a global outsourced, customer success and growth solutions company, from April 2008 to May 2010. From March 2004 to April 2008, Mr. Boynton served as the Chief Financial Officer at Intelliden, a software company (acquired by IBM in January 2010). Prior to that, Mr. Boynton held key financial positions at Commerce One, Inc., Kraft Foods, Inc. and Grant Thornton, LLP.
MR. BOYNTON WAS A CERTIFIED PUBLIC ACCOUNTANT, STATE OF ILLINOIS, AND A MEMBER OF FEI, SILICON VALLEY CHAPTER. MR. BOYNTON RECEIVED HIS BACHELOR OF SCIENCE IN ACCOUNTING FROM INDIANA UNIVERSITY’S KELLEY SCHOOL OF BUSINESS AND HIS MASTER OF BUSINESS ADMINISTRATION FROM NORTHWESTERN UNIVERSITY’S KELLOGG SCHOOL OF MANAGEMENT.

Charles Boynton

Chief Financial Officer

Age: 58

Nextpower Inc.	30	2026 Proxy Statement

TABLE OF CONTENTS	EXECUTIVE OFFICERS

Bruce Ledesma has served as our Chief Legal and Compliance Officer and Secretary since January 2025. Prior to that, Mr. Ledesma served as our President, Strategy and Administration from May 2023 to January 2025 and previously as our President, Strategy, Software and Administration since March 2022. Mr. Ledesma served as President of Nextpower from May 2019 to February 2022. Mr. Ledesma previously served as Executive Vice President, Corporate Development of Solar Mosaic, Inc., a fintech company financing residential solar and home improvement projects, from May 2016 to May 2019, and as its Chief Operating Officer from July 2014 to May 2016. Mr. Ledesma was the co-founder of Roble Capital, LLC, a private investment fund, and served as its Chief Operating Officer from June 2013 to July 2014. He served as General Counsel and Corporate Secretary of SunPower Corporation, a global solar panel and technology manufacturer and solar system provider, from January 2007 to March 2012. From 2005 to 2007, Mr. Ledesma served as General Counsel of PowerLight Corporation, a commercial and utility scale solar system integrator. From 1998 to 2004, Mr. Ledesma held various legal and executive positions with Barra, Inc., a software financial risk management company. From 1993 to 1998, Mr. Ledesma practiced as a corporate attorney for Latham & Watkins LLP.
MR. LEDESMA HOLDS A BACHELOR OF ARTS DEGREE IN ECONOMICS FROM STANFORD UNIVERSITY AND JURIS DOCTOR DEGREE FROM HARVARD LAW SCHOOL.

Bruce Ledesma

Chief Legal and Compliance Officer and Secretary

Age: 58

Nicholas (Marco) Miller is a co-founder of Nextpower and has served as its Chief Operating Officer since March 2021, its Senior Vice President, Global Operations from August 2017 to March 2021, and its Vice President of Operations from December 2013 to August 2017. From August 2011 to December 2013, he was the Senior Director of Customer Care at Solaria Corporation, a solar panel manufacturing company. He held senior management roles at SunPower Corporation, a global solar panel and technology manufacturer and solar system provider, in Geneva, Switzerland from 2007 to 2011, where he managed all utility solar construction projects in the Europe, Middle East and Africa regions. Prior to that, Mr. Miller worked at PowerLight Corporation, a commercial and utility scale solar system integrator, from 2001 to 2006, where he held various project management roles in solar construction.
MR. MILLER HOLDS A BACHELOR OF ARTS DEGREE IN ENGLISH FROM MCGILL UNIVERSITY.

Nicholas (Marco) Miller

Chief Operating Officer

Age: 57

Nextpower Inc.	31	2026 Proxy Statement

Compensation Discussion and Analysis
This Compensation Discussion and Analysis (“CD&A”) describes our executive compensation philosophy, process and objectives and the elements of our fiscal year 2026 (“FY26”) compensation program for our named executive officers (“NEOs”). It gives the context for understanding and evaluating the compensation information contained in the tables and related disclosures that follow. Our NEOs for FY26 are as follows:

Name	Position

Daniel Shugar	Chief Executive Officer (“CEO”) & Director
Howard Wenger	President & Director
Charles Boynton	Chief Financial Officer
Bruce Ledesma (1)	Chief Legal & Compliance Officer
Nicholas (Marco) Miller (2)	Chief Operating Officer
(1)Mr. Ledesma will retire and cease serving as Chief Legal & Compliance Officer of the Company on July 17, 2026.
(2)Mr. Miller ceased serving as Chief Operating Officer of the Company on June 14, 2026.
FY26 Financial and Business Highlights
We had another exceptionally strong year in FY26, as we saw record revenue and profits as highlighted below:

$3,559m FY26 Revenue $3,559 million (20% year-over-year growth)	$586m FY26 GAAP Net Income $586 million (13% year-over-year growth)	$854m FY26 Adjusted EBITDA* $854 million (10% year-over-year growth)	$563m FY26 GAAP Net Cash Provided by Operating Activities $563 million (-14% year-over-year reduction)	$514m FY26 Adjusted Free Cash Flow* $514 million (-17% year-over-year reduction)

*“Adjusted EBITDA” and “adjusted free cash flow” are non-GAAP financial measures. See Appendix A of this Proxy Statement for definitions of these non-GAAP measures and a reconciliation of these non-GAAP measures to the most comparable GAAP financial measures.
This CD&A primarily addresses the material elements of our FY26 compensation programs and policies, including our overall compensation philosophy and program objectives.

Nextpower Inc.	32	2026 Proxy Statement

TABLE OF CONTENTS	COMPENSATION DISCUSSION AND ANALYSIS
Our Compensation Philosophy
Overview
Our compensation philosophy is driven by our pay-for-performance culture, which incentivizes the achievement of a balanced set of performance objectives with respect to Nextpower through the implementation of the following objectives:

Drive business success	Our executive compensation program is designed to drive our success as leading global provider of solar and energy technology solutions for utility-scale power plants.

Pay meaningfully aligned to performance	Nextpower’s compensation program is designed to tie actual pay for our NEOs to Nextpower’s performance against rigorous short-term and long-term performance objectives. This pay-for-performance compensation philosophy aims to create stockholder value, where above-target performance should be rewarded when achieved, and below-target performance should lead to reduced compensation, including zero payouts when minimum performance thresholds are not met.

Attract, retain and motivate superior talent	Our compensation program is intended to be competitive in order to attract, retain and motivate a high-caliber and responsible leadership team. A key objective of the compensation program is to provide competitive compensation opportunities based on the achievement of performance objectives, while balancing the need to avoid excessive or inappropriate risk-taking and maintaining an appropriate cost structure.

Aligning compensation with stockholder interests	Equity awards with multi-year vesting and performance requirements, along with rigorous stock ownership guidelines, help align our NEOs’ compensation with the creation of long-term stockholder return and align the interests of our executive officers with our stockholders.

Peer group analysis	Peer group data is used as a guide for compensation decisions, but this data does not form the sole basis for our compensation program.

To ensure that our executive compensation program aligns the interests of our NEOs with those of our stockholders, we utilize performance metrics for both our short-term and long-term incentive programs that are key drivers of stockholder value. We also ensure that a substantial portion of performance-based compensation is delivered through equity awards.

Nextpower Inc.	33	2026 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS	TABLE OF CONTENTS
Executive Compensation Philosophy
Our Compensation & People Committee (“C&P Committee”) oversees our executive compensation program based on the following philosophy and guiding principles.

Element	Overview

Pay level	Pay is regularly benchmarked against a set of industry peers to ensure it remains competitive and equitable.

Base salaries and target cash compensation are competitively positioned for executives.

Pay levels are determined in order to attract and retain superior leaders in a highly competitive market for talent.

Substantial emphasis on at-risk compensation	Emphasis on performance-contingent, long-term equity-based incentive compensation in preference to fixed compensation.

Programs are designed to link actual pay to the achievement of pre-determined performance goals that create stockholder value and align with our stockholders’ interests.

A significant portion of at-risk compensation is based on achievement of incentive outcomes against pre-determined performance metrics.

Focus on long-term performance	While measurement of short-term results maintains day-to-day focus, our compensation philosophy is also built on the premise that stockholder value is built over the long term.

We require our NEOs to own a significant amount of Nextpower equity to ensure a continued link between the interests of our NEOs and our stockholders.

Nextpower Inc.	34	2026 Proxy Statement

TABLE OF CONTENTS	COMPENSATION DISCUSSION AND ANALYSIS
Our Executive Compensation Program Reflects Good Governance Practices
Our C&P Committee designed our FY26 compensation program to be consistent with leading corporate governance and executive compensation practices:

What We Do

At risk pay	We deliver a significant portion of executive compensation through variable, at-risk compensation, including annual bonuses subject to rigorous performance requirements and long-term equity incentive awards to align interests with our stockholders.

Capped payouts	We set maximum award levels under our annual and long-term incentive program, with award payouts capped at 200% for annual incentive compensation and 300% for long-term performance-based compensation. We cap payouts under these variable incentive plans to discourage excessive or inappropriate risk taking by our NEOs.

Peer group	We review peer group compensation information regularly to ensure that our executive compensation program is competitively aligned with market practices and reevaluate the peer group annually to ensure it reflects our business.

Ownership guidelines	We maintain robust stock ownership guidelines that reinforce the alignment of NEO and stockholder interests.

Clawback policy
We maintain a clawback policy which mandates recoupment of officers' incentive-based compensation in case of an accounting restatement due to U.S. securities law noncompliance under Rule 10D-1 of the Dodd-Frank Act. A more detailed summary of Nextpower’s clawback policy can be found on page 51.

Double-trigger acceleration	We only provide for “double-trigger” change-in-control payments and benefits for our executive officers.

Independent compensation consultant	Our C&P Committee has engaged Meridian Compensation Partners, LLC (“Meridian”), an independent compensation consultant, to provide advice on our executive and director compensation matters.

Annual review	Our C&P Committee conducts an annual review of our compensation strategy and practices with an extensive risk assessment.

Say-on-pay	We hold an annual say-on-pay vote.

Stockholder engagement	We are committed to maintaining ongoing dialogue with our investors to discuss matters of importance to them and to obtain feedback on our compensation program.

Minimum vesting	We require one-year minimum vesting on all stock award grants to employees, with very limited exceptions.

What We Don’t Do

No minimum payouts	Our compensation plans do not have minimum guaranteed payout levels.

No automatic or guaranteed compensation increases	We do not provide for automatic salary increases or increases in target short- or long-term incentive awards.

No hedging, pledging or short sales	We do not permit our executive officers or directors to hedge or short-sell Nextpower securities. Additionally, our executive officers and directors are prohibited from pledging Nextpower securities against other debt.

No excise tax gross-ups	We do not provide any gross-up for any excise tax payable by an executive officer under Sections 280G and 4999 of the Internal Revenue Code of 1986, as amended (the “Code”).

No excessive severance	We do not provide excessive severance payments.

No repricing	We do not permit the repricing or cash-out of stock options or stock appreciation rights without stockholder approval.

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COMPENSATION DISCUSSION AND ANALYSIS	TABLE OF CONTENTS
Say-On-Pay Advisory Vote Results and Stockholder Engagement
2025 Say-On-Pay Voting Results
At our 2025 Annual Meeting, we held a non-binding advisory vote with respect to the compensation of our NEOs (commonly referred to as a “say-on-pay” vote). 80.34% of the votes cast (excluding abstentions) voted in favor of our executive compensation program.
In addition to our annual “say-on-pay” vote, the C&P Committee is committed to ongoing engagement with our stockholders to gain valuable insight into the issues that matter most to them and to enable Nextpower to address them effectively. We routinely interact and communicate with stockholders through a number of forums, including through investor meetings and conferences. During FY26, we reached out to 55% of our top 20 stockholders and ultimately engaged with approximately 100 stockholders, representing, in the aggregate, over 56% of our outstanding capital stock. These discussions included feedback on various topics important to Nextpower, including executive compensation.
Concrete Actions Taken in Response to Stockholder Engagement
In light of this stockholder engagement, our C&P Committee listened to the feedback received from our stockholders and committed to making changes for future years.
•In particular, the C&P Committee determined that FY26 would be the last year that executives would receive stock options as a component of their overall compensation and going forward, equity awards would be granted only in the form of performance based restricted stock units and restricted stock units. These changes were responsive to the feedback we received from our stockholders.
•The C&P Committee revised the FY26 STIP metrics from Adjusted EBITDA and Adjusted Free Cash Flow used in the FY25 STIP to revenue and Adjusted Operating Income because these measures more directly align with performance drivers across the organization for the plan in which all employees participate (including NEOs).
•Correspondingly, Adjusted EBITDA and Free Cash Flow were incorporated into the metrics in our FY26 LTIP, as these metrics are more closely tied to long-term value creation and are more directly influenced by executive leadership decisions.
The C&P Committee believes these actions were directly responsive to the feedback we received from our stockholders and continue to closely align the interests of our executives with those of our stockholders.
See the section titled “Compensation-Setting Process and FY26 Executive Compensation – Overview – FY26 Compensation Components” below for more information.

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TABLE OF CONTENTS	COMPENSATION DISCUSSION AND ANALYSIS
Compensation-Setting Process and FY26 Executive Compensation
Overview – FY26 Compensation Components
As further described below, Nextpower’s FY26 executive compensation program was primarily comprised of base salary, short-term incentive compensation under our incentive bonus plan (as described below) and our long-term incentive compensation under the LTIP (as defined below).

FY26 Compensation Components	Form of Compensation	Performance Period	Metrics and Performance Criteria and Rationale	More Information

Base Salary	Cash	Annual	NEO base salary changes reviewed annually by CEO (or C&P Committee for CEO changes)	Page 39

Short-Term Incentive Plan	Cash	Annual	FY26 Revenue, Adjusted Operating Income, and Strategic Milestones and an individual performance factor
			Metrics rationale: Revenue and Adjusted Operating Income more directly align to performance drivers across the Company	Page 39

Long-Term Incentive Plan	Performance Stock Units (“PSUs”)	1-year and 3-year measurement periods	FY26 EBITDA, FY26 Free Cash Flow with three-year rTSR along with service-based vesting
			Metrics rationale: Align to long-term Company value creation and more directly influenced by executive leadership decisions	Page 43

	Restricted Stock Units (“RSUs”)	Vest annually over three years	Service-based vesting	Page 45

	Stock Options	Vest at the end of three years	Service-based vesting	Page 45

The C&P Committee’s Role
Our C&P Committee, which is comprised entirely of independent directors, is responsible for implementing, monitoring and evaluating our executive compensation philosophy and objectives and oversees the compensation program for our NEOs. Further, our C&P Committee reviews and approves, or recommends to the independent directors of the Board for approval, all components of executive pay and reports its decisions to the Board, and otherwise reviews and approves matters related to executive compensation on an as-needed basis.
The C&P Committee’s responsibilities and authority are described fully in the C&P Committee’s charter, which is available on our website https://investors.nextpower.com/governance/governance/default.aspx.
The C&P Committee and Management’s Involvement
Our CEO makes recommendations to our C&P Committee for changes to base salary, annual incentive awards and equity grants for our NEOs (other than our CEO, whose compensation is determined solely by our C&P Committee and the Board). Our Chief Human Resources Officer also provides recommendations to the C&P Committee on other elements of our compensation program for senior executives, including, for example, the design and metrics under our annual and long-term programs.
The C&P Committee and its Independent Compensation Consultant
Our C&P Committee engaged the services of Meridian as the independent compensation consultant for the C&P Committee for FY26 to provide advice on executive compensation matters. Meridian did not provide any other services to Nextpower or its management.
The C&P Committee regularly reviews, no less than annually, the independence of its compensation consultant in accordance with SEC and Nasdaq requirements. At this time, the C&P Committee has determined that no conflict of interest exists for our compensation consultant.

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COMPENSATION DISCUSSION AND ANALYSIS	TABLE OF CONTENTS
Nextpower Compensation Benchmarks and Peer Group
The C&P Committee develops, determines and adjusts compensation benchmarks and the peer group with respect to Nextpower (the “Peer Group”). The C&P Committee reviews the Peer Group on an annual basis, with input from Meridian, and the Peer Group may be adjusted from time to time based on, among other factors, a comparison of revenues, market capitalization, industry, peer group performance, merger and acquisition activity and stockholder input. Based on the advice of Meridian, the following companies were designated as the Peer Group with respect to our compensation program for FY26:

Array Technologies, Inc. ARRY Dropbox, Inc. DBX Enersys ENS Enphase Energy, Inc. ENPH F5, Inc. FFIV	First Solar, Inc. FSLR Fluence Energy, Inc. FLNC Juniper Networks, Inc. JNPR (1) Keysight Technologies, Inc. KEYS Logitech International, S.A.	NetApp, Inc. NTAP nVent Electric plc Okta, Inc. OKTA Pure Storage, Inc. PSTG Resideo Technologies, Inc. REZI Skyworks Solutions, Inc. SWKS	SolarEdge Technologies, Inc. SEDG Sunnova Energy International Inc. NOVA(2) Sunrun Inc. RUN Trimble Inc. TRMB

(1)Juniper Networks, Inc. was acquired by Hewlett Packard Enterprise in July 2025.
(2)Sunnova Energy International Inc. filed for bankruptcy in June 2025.
The C&P Committee considers the compensation provided by companies in our Peer Group in order to provide insight into market competitive pay programs, levels and practices. We compete with some of the companies in our Peer Group to attract key employees which is considered by the C&P Committee in our compensation design and practices. In addition, the C&P Committee also reviews standardized surveys of large technology and manufacturing firms to evaluate the competitiveness of Nextpower’s compensation programs in the context of general compensation practices.
Appropriate Pay Mix
Our FY26 compensation philosophy is designed around “pay-for-performance” so that a significant portion of our NEOs’ total target direct compensation is “at-risk.” In determining the mix of the various reward elements and the value of each component, the C&P Committee considered the executive’s role, the competitiveness of the market for executive talent, company performance, individual performance, internal pay equity, historical compensation and retention concerns. Executive officers generally have a greater portion of their compensation at risk through short- and long-term incentive programs than the rest of our employee population because of their relatively greater responsibility and ability to influence Nextpower’s performance.
As illustrated by the charts below, we have adopted a more performance-based, “at-risk” compensation structure than our Peer Group, reinforcing our strong alignment with stockholder outcomes. For FY26, approximately 95% of our CEO’s and 93% of our other NEOs’ annual target total direct compensation were “at-risk”—meaning they were contingent on the achievement of defined service and/or performance goals. By comparison, our Peer Group’s averages were 91% for CEOs and 84% for NEOs, underscoring Nextpower’s commitment to pay-for-performance principles.
The STIP is reflected at target and does not reflect the actual payout. PSUs, RSUs and stock options are reflected at their approved target grant date fair value.

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TABLE OF CONTENTS	COMPENSATION DISCUSSION AND ANALYSIS
Base Salary
The following table sets forth the base salaries of our NEOs with respect to FY26.
Generally, we establish the initial base salaries of our executive officers through arm’s-length negotiation at the time of hire, taking into account his or her position, qualifications, experience, prior salary level, and the base salaries of our other executive officers. Thereafter, our C&P Committee reviews the base salaries of each NEO annually and makes adjustments, if any, as it determines to be reasonable and necessary.
For FY26, our C&P Committee reviewed each NEO’s base salary and determined a modest increase to Mr. Wenger’s and Mr. Miller’s base salaries was warranted in order to bring them in line with competitive market practices.

Name and title	FY26 Base Salary ($)	FY25 Base Salary ($)	Percent Change (%)

Daniel Shugar Chief Executive Officer	863,000	863,000	—
Howard Wenger President	600,000	505,000	18.8
Charles Boynton Chief Financial Officer	600,000	600,000	—
Bruce Ledesma Chief Legal and Compliance Officer	505,000	505,000	—
Nicholas (Marco) Miller Chief Operating Officer	450,000	400,000	12.5
Base salary levels are intended to reflect competitive market data, individual performance and promotions or changes in responsibilities.
Short-Term Incentive Plan
For FY26, short-term incentive bonuses for our NEOs were earned pursuant to the Nextpower short-term incentive plan (the “STIP”) based on achievement of financial and operating performance objectives, as well as individual performance objectives, when applicable.
The performance objectives for our NEOs under the STIP for FY26 were as follows (weighted by percentage):
•Revenue (50%);
•Adj. Operating Income* (30%);
•Strategic milestones (20%); and
•Individual performance factor (adjusts bonus payout by 0%—100%).
*“Adjusted Operating Income” is a non-GAAP financial measure. See Appendix A of this Proxy Statement for definitions of non-GAAP measures and a reconciliation of these non-GAAP measures to the most comparable GAAP financial measures.

FY26 Revenue (50% weighting)

Base Salary ($)	FY26 NEO STIP Target (%)	FY26 Adj. Operating Income (30% weighting)	FY26 Individual Performance Factor (0%-100%)	Final Payout ($)

FY26 Strategic Milestones (20% weighting)

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COMPENSATION DISCUSSION AND ANALYSIS	TABLE OF CONTENTS
The following table summarizes the key features of our FY26 STIP.

Feature	Component	Objectives

Performance targets	Based on key financial, strategic and operating metrics for Nextpower on a quarterly basis during the fiscal year	Aligns executive incentives with performance Rewards achievement of short-term objectives

Performance measures
Financial metrics relating to revenue and adjusted operating income with respect to Nextpower
Nextpower strategic milestones related to Nextpower’s key internal metrics of Innovation, Customers, Execution and Team
Individual performance factors relating to company strategic and operating goals such as product improvements, customer satisfaction, strategic sales initiatives, employee-related initiatives, U.S. manufacturing, operational efficiency and execution initiatives, and new business and forecasting processes and improvements

Emphasizes pay-for-performance by linking individual compensation to performance on metrics that help drive stockholder value
Encourages company-wide focus on key Nextpower milestones, emphasizing the creation of differentiated solutions with real benefits, relentless customer focus, timely results to help generate profitable growth and the cultivation of a diverse, passionate team
Promotes accountability by tying payout to achievement of minimum performance threshold

Bonus payments
Based on achievement of financial, strategic and operating performance metrics
Target bonus opportunities set at percentage of base salary, based on the executive’s level of responsibility and depending on the executive
Bonuses that can be earned range from 0% of target to a maximum of 200% of target
No payout awarded for any measure where threshold performance was not achieved

Reflects the emphasis on pay-for-performance by linking individual compensation to performance
Encourages accountability by conditioning bonus payments on the achievement of at least the minimum performance threshold

The C&P Committee revised the FY26 STIP metrics from Adjusted EBITDA and Adjusted Free Cash Flow used in the FY25 STIP to revenue and Adjusted Operating Income because these measures more directly align with performance drivers across the company for the plan in which all employees participate (including NEOs).

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TABLE OF CONTENTS	COMPENSATION DISCUSSION AND ANALYSIS
As noted above, the STIP included a 20% weighting on Nextpower strategic milestones and chose strategic milestones that were designed to drive long-term stockholder value. These strategic milestones were in addition to FY26 financial measures in order to provide a balanced evaluation of executive performance based on how the Company actually measures success. The FY26 strategic milestone goals are components of the Company’s four key mission objectives: innovation, customers, execution and team. The FY26 strategic milestone goals for each of these objectives were as follows:

Objective	FY26 Goals

Innovation Create differentiated solutions and real benefits that improve clean energy’s value	•Advance next-generation tracker solutions •Develop and launch adjacent solutions

Customers Focus relentlessly on customers, earning the highest satisfaction levels	•Extend market leadership and customer reach •Drive revenue growth

Execution Deliver results on time with scalable processes that generate profitable growth	•Create and optimize scalable processes and tools •Optimize organizational structure

Team Cultivate a diverse, high-performing culture with people passionate about clean energy	•Attract and retain critical global talent •Build a high-performing, sustainable and safe workforce

Upon the completion of FY26, the C&P Committee evaluated the actual achievement of each of these strategic milestone goals against the target level of achievement when these goals were approved. Each of the FY26 strategic milestones were weighted, scored and then aggregated for a final achievement amount which was approved by the C&P Committee.
Additionally, the STIP included an individual performance factor that also affects the individual funding of each of our NEOs’ bonus. Under this component, each NEO’s individual performance is measured based on a variety of quantitative and qualitative measures designed to measure progress and drive achievement of various confidential strategic and operating objectives. This individual measure was scored on a scale of 0-100% and the resulting percentage was then multiplied against the aggregate eligible bonus amounts derived from achievement of the applicable revenue, adjusted operating income and strategic milestone performance metrics. The individual performance metrics were the same for each NEO in FY26, and the C&P Committee and Board, as applicable, reviewed the NEO performance and determined that this amount was 100% for each NEO in FY26.

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COMPENSATION DISCUSSION AND ANALYSIS	TABLE OF CONTENTS
Incentive payouts for NEOs under the STIP
Performance targets for FY26 were approved by the C&P Committee upon consultation with Meridian and management and based on approved financial and strategic plans. For each of the FY26 performance measures, no payout would be made if an applicable threshold performance level was not achieved. Maximum payout levels for such measures were tied to “stretch” levels of performance. As noted above, payouts are also increased or decreased upon achievement or non-achievement, respectively, of certain pre-established strategic and operating objectives during FY26. Taking into account these increases and decreases, the combined actual weighted payout (as a percentage of target performance) is set forth in the following chart with respect to the applicable FY26 revenue, adjusted operating income and strategic milestone performance metrics, as follows:

FY26 STIP Results

($ in millions, except percentages)	Weight (%)	Threshold Performance Level	Target Performance Level	Maximum Performance Level	Actual Performance Achievement	Actual Performance Achievement (%)	Weighted Performance Achievement (%)

Revenue	50	2,890	3,400	3,740	3,559	105	73.4
Adj. Operating Income (1)	30	642	755	831	840	111	60.0
FY26 Strategic Milestones (%)	20	50	100	150	132	132	26.4
Total Achievement							159.8
(1)Adjusted Operating Income is a non-GAAP performance measure. See Appendix A for the definition of Adjusted Operating Income and a reconciliation to its most comparable GAAP financial measure.

Total weighted performance achievement with respect to such FY26 performance measures resulted in gross achievement of 159.8% relative to target performance.
We used an adjusted non-GAAP performance measure (i.e., adjusted operating income) for purposes of our STIP in FY26. See Appendix A for the definition of adjusted operating income and a reconciliation of this non-GAAP measure to the most comparable GAAP financial measure.
For purposes of calculating performance under the FY26 STIP, we exclude from the calculation extraordinary items or events that would have had an unanticipated impact, corporate transactions (including acquisitions or dispositions) and other unusual or nonrecurring items (i.e., as and when applicable, although no adjustments for such items or events were made for FY26).
Target and final short-term incentive awards for FY26
For FY26, the aggregate short-term incentive payouts for our NEOs, after adjustment for individual performance, were as follows:

Name	FY26 short-term incentive plan target (potential bonus as a percentage of base salary) (%)	FY26 short-term incentive plan approved target value (potential bonus expressed as a dollar amount) ($)	FY26 short-term incentive plan actual bonus ($)	FY26 actual short-term incentive plan bonus (as a percentage of full year target bonus) (%)

Daniel Shugar	135	1,165,050	1,861,750	159.8
Howard Wenger	90	540,000	862,920	159.8
Charles Boynton	90	540,000	862,920	159.8
Bruce Ledesma	80	404,000	645,592	159.8
Nicholas (Marco) Miller	70	315,000	503,370	159.8
Bonus payments were made in a single installment after the close of FY26.

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TABLE OF CONTENTS	COMPENSATION DISCUSSION AND ANALYSIS
Long-term incentive compensation
Our long-term incentive compensation program consists of a mix of RSUs, PSUs and stock options granted under the 2022 Plan (the “LTIP”).
In FY26, our NEOs received grants of RSUs, PSUs and stock option awards under our LTIP as an incentive to maximize our long-term performance and drive value creation for our stockholders. These long-term incentives are designed to align the interests of the NEOs with those of our stockholders and to give each NEO a significant incentive to manage Nextpower from the perspective of an owner with a direct stake in the business. Long-term equity awards are also intended to promote retention, as unvested awards are forfeited if an executive voluntarily leaves Nextpower.
FY26 LTIP awards
The following table summarizes the long-term equity awards granted under the LTIP to our NEOs in FY26:

Name	Performance-based PSUs (# shares)	Target grant date fair value of PSUs for the measurement period (FY26) ($)	Service-based RSUs (# shares)	Grant Date Fair Value of RSUs (FY26) ($)	Stock Options (# shares)	Grant Date Fair Value of Stock Options (FY26) ($)

Daniel Shugar	128,205	5,999,994	128,205	5,999,994	76,923	2,507,690
Howard Wenger	64,102	2,999,974	64,102	2,999,974	38,461	1,253,829
Charles Boynton	64,102	2,999,974	64,102	2,999,974	NA	NA
Bruce Ledesma	42,735	1,999,998	42,735	1,999,998	25,641	835,897
Nicholas (Marco) Miller	41,666	1,949,969	41,666	1,949,969	24,999	814,967
The target value of the RSUs and the PSUs is based on the 30-day weighted average grant date value per share of $46.80. The grant-date fair value of the stock options is $32.60 per share and is estimated using the Black-Scholes Options Pricing Model.
Performance stock unit awards – FY26
PSUs provide for vesting upon the attainment of the applicable performance criteria, generally subject to the NEO’s continuous service until the applicable vesting date. The PSUs granted in FY26 provide for (i) a one fiscal-year measurement period (April 1, 2025 – March 31, 2026) based on the achievement of certain financial metrics (as described below) and (ii) a cumulative three-year relative TSR modifier (“rTSR”). PSUs remain subject to a service-based vesting requirement through the completion of the entire performance period, and vest on the third anniversary of the grant date. Subject to satisfying such service-based vesting requirement, the number of PSUs that vest is based on the extent to which the relevant performance criteria is attained. Payouts are made in shares. Before the PSUs vest, the holder has no ownership rights in the shares and is not entitled to dividends or dividend equivalents. PSUs granted in FY26 vest between 0% and 300% of target. Total payout under the FY26 PSUs cannot exceed 300% of target.
With respect to the PSUs granted in FY26, (i) 50% of the performance criteria is based on Nextpower’s achievement of an Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) goal in FY26 and (ii) 50% of the performance criteria is based on Nextpower’s achievement of an adjusted free cash flow (“FCF”) goal in FY26. In addition, the PSUs are subject to a three-year rTSR modifier based on the level of Nextpower's total stockholder return performance against that of our executive compensation peer group, with 0.75x applied for rTSR achievement at the 25th percentile, 1.0x applied for achievement at the 50th percentile and 1.5x applied for achievement at or above the 75th percentile (with linear interpolation applied). The three-year rTSR modifier is capped at 1.5x. The financial metrics can each be earned between 0% and 200% of target and the rTSR modifier can adjust the payout levels under the financial component from 75% to 150% (for a maximum total payout of 300% of target).

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COMPENSATION DISCUSSION AND ANALYSIS	TABLE OF CONTENTS

FY26 Adj. EBITDA (0%-200%) 50% Weighting		Payout Range 0%-300%

Relative TSR modifier at end of 3-year period 0.75-1.5

FY26 Adj. Free Cash Flow (0%-200%) 50% Weighting

Financial Metrics Measured Year 1	2-Year Additional Holding Requirement (3-year Total)

3 Year Relative TSR (Average)

Actual Company performance of the financial metrics for FY26 were as follows:

Measurement Period	Percent (%)	Metric	Weight (%)	Threshold Performance Level ($)	Target Performance Level ($)	Maximum Performance Level ($)	Actual Performance ($)	Actual (%)	Weighted Achievement (%)

FY26 (4/1/2025 – 3/31/2026)	100	FY26 Adj. EBITDA ($M) (1)	50	612	720	792	854	200	100
		FY26 Adj. FCF ($M) (1)	50	340	400	460	514	200	100
Total Achievement									200
(1)These are non-GAAP performance measures. See Appendix A for the definition of adjusted EBITDA (with respect to the adjusted EBITDA performance metric) and adjusted free cash flow (with respect to the adjusted free cash flow performance metric) and a reconciliation of these non-GAAP measures to their most comparable GAAP financial measures.
Based on the attainment of the applicable financial metrics (i.e., FY26 adjusted EBITDA and FY26 adjusted FCF) described above, the following PSUs have been earned and are eligible to vest at the end of three-year performance period in 2028, subject to satisfaction of the service requirement described above, and subject to further modification between 75%-150% based on the level of achievement of the three-year rTSR modifier, described above:

Name	Number of initially granted FY26 PSUs for the measurement period (FY26) (# shares)	Weighted Achievement (%)	Number of initially earned FY26 PSUs applying the year-one weighted achievement (200%) (# shares)	Max number of FY26 PSUs eligible to be earned for the three-year measurement period (FY26) applying full rTSR modifier (# shares)

Daniel Shugar	128,205	200	256,410	384,615
Howard Wenger	64,102	200	128,204	192,306
Charles Boynton	64,102	200	128,204	192,306
Bruce Ledesma	42,735	200	85,470	128,205
Nicholas (Marco) Miller	41,666	200	83,332	124,998
The number of PSUs initially earned may be lower or higher than the amounts indicated depending on the overall achievement of the three-year TSR modifier.

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TABLE OF CONTENTS	COMPENSATION DISCUSSION AND ANALYSIS
Restricted stock unit awards – FY26
RSUs granted to our NEOs in FY26 vest in three annual installments on the first three anniversaries of the vesting commencement date of April 1, 2026 (30%, 30% and 40%, respectively), generally subject to the NEO’s continuous service until such vesting date. Payouts are made in shares, such that the value of an RSU increases or decreases based on share price performance from the grant date, further aligning the interests of the executive with long-term stockholder value creation. Before an RSU vests, the holder has no ownership rights in the shares and is not entitled to dividends or dividend equivalents. The table below sets forth the number of RSUs granted to our NEOs in FY26:

Name	Number of RSUs (FY26) (# shares)	Grant Date Fair Value of RSUs (FY26) ($)

Daniel Shugar	128,205	5,999,994
Howard Wenger	64,102	2,999,974
Charles Boynton	64,102	2,999,974
Bruce Ledesma	42,735	1,999,998
Nicholas (Marco) Miller	41,666	1,949,969
The target value of the RSUs is based on the 30-day weighted average grant date value per share of $46.80.
Final Year - Special Stock Option Awards - FY26
During FY26, certain of our NEOs also received special stock option awards. The special stock option awards are not intended to be part of the ongoing long-term incentive plan mix, but are an interim vehicle used to enhance holdings and retention to further align the executives to drive the growth and stockholder return during the initial transition to an independent public company, following the spin-off from Flex, which occurred at the end of FY24. As described above, the C&P Committee intends FY26 is the last year stock options will be granted to our executives as part of their regular executive compensation program.
Stock option awards granted to our NEOs in FY26 cliff vest on the third anniversary of the grant date, subject to the NEO’s continuous service until such vesting date.
The exercise price for the shares underlying such stock option awards is equal to the closing price of our Class A common stock on Nasdaq as of the grant date which was $56.05 for the options granted in FY26. Upon exercise of a stock option award, payouts will be made in shares. Before a stock option award vests and is exercised, the holder has no ownership rights in the underlying shares and is not entitled to dividends or dividend equivalents.
The grant-date fair value of the stock options granted in FY26 is $32.60 per share and is estimated using the Black-Scholes Options Pricing Model.

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COMPENSATION DISCUSSION AND ANALYSIS	TABLE OF CONTENTS
Performance stock units – Previously Granted FY25 PSUs
In FY25, certain of our NEOs received a grant of FY25 PSUs. 50% of the performance criteria was based on Nextpower’s achievement of a revenue goal in FY25 and (ii) 50% of the performance criteria was based on Nextpower’s achievement of an adjusted diluted earnings per share goal in FY25. In addition, the FY25 PSUs are subject to a three-year rTSR modifier based on the level of Nextpower's total stockholder return performance against that of our Peer Group, with 0.75x applied for rTSR achievement at the 25th percentile, 1.0x applied for achievement at the 50th percentile and 1.5x applied for achievement at the 75th percentile (with linear interpolation applied).

FY25 Revenue (0%-200%) 50% Weighting		Payout Range 0%-300%

Relative TSR modifier at end of 3-year period 0.75-1.5

FY25 Adj. Diluted EPS (0%-200%) 50% Weighting

Financial Metrics Measured Year 1	2-Year Additional Holding Requirement (3-year Total)

3 Year Relative TSR (Average)

As reported in the FY25 Proxy Statement, actual Company performance of the financial metrics for FY25 was as follows:

Measurement Period	Percent (%)	Metric	Weight (%)	100% Target ($)	Actual Performance ($)	Actual (%)	Weighted Achievement (%)

FY25 (4/1/2024 – 3/31/2025)	100	FY25 Revenue ($B)	50	3.1	2.96	53	27
		FY25 Adj. Diluted EPS (1)	50	3.24	4.22	200	100
Total Achievement							127
(1)This is a non-GAAP performance measure. See Appendix A for the definition of adjusted diluted EPS (with respect to the adjusted diluted EPS performance metric) and a reconciliation of this non-GAAP measure to the most comparable GAAP financial measure.
Based on the attainment of the applicable financial metrics (i.e., FY25 revenue and FY25 adjusted diluted EPS) described above, the PSUs that were earned at the end of FY25 are eligible to vest at the end of three-year performance period in 2027, subject to satisfaction of the service requirement described above, and subject to further modification between 75%-150% based on the level of achievement of the three-year rTSR modifier, described above and which will be reviewed at the end of FY27.

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TABLE OF CONTENTS	COMPENSATION DISCUSSION AND ANALYSIS
Performance stock units – Previously Granted FY24 PSUs
In FY24, certain of our NEOs received a grant of FY24 PSUs, of which 50% of the performance criteria was based on Nextpower’s achievement of a revenue goal for FY24 and (ii) 50% of the performance criteria was based on Nextpower’s achievement of an adjusted EBITDA goal for FY24. In addition, the FY24 PSUs are subject to a three-year rTSR modifier based on the level of Nextpower's total stockholder return performance against that of our Peer Group, with 0.75x applied for rTSR achievement at the 25th percentile, 1.0x applied for achievement at the 50th percentile and 1.5x applied for achievement at the 75th percentile (with linear interpolation applied). The 3-year rTSR performance period for these PSUs was completed on March 31, 2026.

FY24 Revenue (0%-200%) 50% Weighting		Payout Range 0%-300%

Relative TSR modifier at end of 3-year period 0.75-1.5

FY24 Adjusted EBITDA (0%-200%) 50% Weighting

Financial Metrics Measured Year 1	2-Year Additional Holding Requirement (3-year Total)

3 Year Relative TSR (Average)

As reported in the FY24 Proxy Statement, actual Company performance of the financial metrics for FY24 was as follows:

Measurement Period	Percent (%)	Metric	Weight (%)	100% Target ($m)	Actual Performance ($m)	Actual (%)	Weighted Achievement (%)

FY24 (4/1/2023 – 3/31/2024)	100	FY24 Revenue	50	2,190	2,500	114	100
		FY24 Adjusted EBITDA (1)	50	285	521	183	100
Total Achievement							200
(1)This is a non-GAAP performance measure. See Appendix A for the definition of adjusted EBITDA (with respect to the adjusted EBITDA performance metric) and a reconciliation of this non-GAAP measure to the most comparable GAAP financial measure.
Based on the attainment of the applicable financial metrics (i.e., FY24 revenue and FY24 adjusted EBITDA) described above, the PSUs that were (initially) earned at the end of FY24 were eligible to vest at the end of three-year performance period in 2026, subject to satisfaction of the service requirement described above, and subject to further modification between 75%-150% based on the level of achievement of the three-year rTSR modifier.
In April 2026, the C&P Committee reviewed the certified results of the Company’s total stockholder return during the three-year performance period from April 1, 2023-March 31, 2026 (the “FY24 PSU TSR Performance Period”). The Company’s total stockholder return was compared to the Company’s defined peer group at the time of the FY24 PSUs and approved by the C&P Committee at the time of grant (the “FY24 Peer Group”). Nextpower’s total stockholder return was 262.19% during the FY24 PSU TSR Performance Period, finishing at the 100th percentile the FY24 Peer Group. As a result the relative total stockholder return (“rTSR”) modifier resulted in a total payout of 150%.

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COMPENSATION DISCUSSION AND ANALYSIS	TABLE OF CONTENTS
As a result, applying the rTSR modifier, the following number of FY24 PSUs have been earned and became vested:

Name	Target number of FY24 PSUs (# shares)	Total number of earned FY24 PSUs over three-year measurement period (# shares)

Daniel Shugar	142,912	428,736
Howard Wenger	76,220	228,660
Charles Boynton	N/A	N/A
Bruce Ledesma	50,813	152,439
Nicholas (Marco) Miller	38,110	114,330
Stock options – Previously Granted FY23 Stock Options (IPO Options)
In connection with our initial public offering in 2022, each of our NEOs (other than Mr. Boynton) received special IPO stock option awards that vest based on the achievement of a compound annual growth rate (CAGR) performance metric over the four-year performance period beginning on April 1, 2022 and ending on March 31, 2026, generally subject to the NEO’s continuous service through such applicable vesting date (the “IPO Options”). The IPO Options were eligible to vest between 0% and 100% based on the attainment of the following CAGR performance metrics over the performance period as follows:

Performance Level	CAGR Attainment	Percentage of Option Units Vesting

Target	≥ 15%	100% of the number of Option Units granted
Between Threshold and Target	>10% - <15%	Interpolate based on the number of Option Units granted
Threshold	10%	50% of the number of Option Units granted
Below Threshold	< 10%	0% of the number of Option Units granted
For purposes of calculating CAGR achievement, the Company’s initial equity valuation was deemed to be $3.0 billion and the calculation of the ending CAGR was based on the average of the Company’s closing stock prices on the previous twenty (20) trading days prior to March 31, 2026. The Company’s CAGR as of the end of the performance period was 56.76%. Accordingly, the IPO options were earned and vested at 100% of the target number of IPO grants granted, as set forth in the table below.

Name	Target IPO Options (#)	Total IPO Options Earned (#)

Daniel Shugar	398,571	398,571
Howard Wenger	247,619	247,619
Charles Boynton(1)	N/A	N/A
Bruce Ledesma	247,619	247,619
Nicholas (Marco) Miller	132,381	132,381
(1)Mr. Boynton did not receive an IPO Option.
The IPO Options also contain a unique restriction which (i) provides a limited period of time following vesting to exercise such IPO Options (i.e., by no later than March 15, 2027) or otherwise such IPO Options terminate and (ii) a cap on the maximum "gain" value realizable by the NEO upon exercise of the total award of IPO Options at 250% of the aggregate exercise price (the "Max Benefit Limit"). Once an NEO has exercised IPO Options with a “gain” equal to the Max Benefit Limit, the remaining unexercised IPO Options are forfeited for no consideration.

Nextpower Inc.	48	2026 Proxy Statement

TABLE OF CONTENTS	COMPENSATION DISCUSSION AND ANALYSIS
Deferred compensation awards
Prior to FY24, certain of our NEOs participated in Flex’s 2010 Deferred Compensation Plan (the “Flex 2010 Deferred Plan”), under which such NEOs were permitted to make deferrals of base salary and bonus amounts under the Flex 2010 Deferred Plan’s voluntary contribution component. Such NEOs ceased to actively participate in the Flex 2010 Deferred Plan at the end of calendar year 2022, although their accounts remain eligible to vest.
During FY24, Nextpower established the Nextpower Inc. Deferred Compensation Plan (the “NXT Deferred Compensation Plan”), a “frozen” inactive deferred compensation program, under which we honor the accruals under the Flex 2010 Deferred Plan. Accordingly, the NEOs have permanently ceased to participate in the Flex 2010 Deferred Plan. Any account balances that were held in the Flex 2010 Deferred Plan were transferred to the NXT Deferred Compensation Plan in connection with the spin-off. No new employer or employee contributions were made during FY24 or will be made in the future to the NXT Deferred Compensation Plan.
Executive perquisites
We provide our NEOs with limited perquisites and other personal benefits that the C&P Committee believes are reasonable and consistent with our overall compensation program to better attract and retain superior employees for key positions. The C&P Committee periodically reviews the levels of perquisites and other personal benefits provided to our NEOs. These benefits are quantified under the “All Other Compensation” column in the Summary Compensation Table.
401(k) Plan
In March 2023, Nextpower’s 401(k) Plan (the “401(k) Plan”) was established, at which time our employees (subject to our 401(k) Plan’s eligibility requirements) began participating in our 401(k) Plan and ceased further participation in Flex’s 401(k) plan. Our 401(k) Plan provides for regular matching contributions and discretionary matching contributions. For FY26, the amount of the matching 401(k) Plan contributions made by us to our NEOs are quantified under the “All Other Compensation” column in the Summary Compensation Table.
Benefits Programs
In January 2024 we established a Nextpower welfare benefits program for our employees, at which time our employees, including our NEOs, began participating in such program (subject to such program’s eligibility requirements). These benefits included medical, dental, vision, group life, basic disability and accidental death and dismemberment insurance benefits.
Termination and change in control arrangements
On November 19, 2024, our Board of Directors, upon the recommendation of the C&P Committee, approved an executive severance plan (the “Executive Severance Plan”) and an executive change in control severance plan (the “Executive Change in Control Severance Plan”) for the benefit of employees of the Company at the level of executive vice president or above, which includes each of our NEOs. These plans were developed in consultation with Meridian to align with the predominate peer practices.
Under the Executive Severance Plan, in the event of the executive’s termination of employment by the Company without “cause” or the executive’s resignation for “good reason” (as such terms are defined in the Executive Severance Plan) that occurs other than in connection with a change in control of the Company, the executive will be eligible to receive the following:
•a cash severance payment equal to one (1) times (or, in the case of the CEO, two (2) times) the sum of the executive’s base salary and target bonus;
•a pro-rated target bonus for the fiscal year in which the termination date occurs, less any bonus previously paid;
•any earned but unpaid annual bonus for prior years;
•any unvested equity awards subject only to service-based vesting conditions will accelerate and become vested to the extent such awards were scheduled to vest within 12 months (or, in the case of the CEO, 18 months) following the executive’s termination of employment;
•any unvested equity awards subject to performance-based vesting conditions (x) shall be deemed to have achieved the performance goals at the target performance level and (y) will accelerate and become vested to the extent such awards were scheduled to vest (as to service) within 12 months (or, in the case of the CEO, 18 months) following the executive’s termination of employment (with such acceleration to be made on a pro-rata basis based on the period during the applicable service-vesting period that the executive was actually employed prior to his or her termination date);

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COMPENSATION DISCUSSION AND ANALYSIS	TABLE OF CONTENTS
•continuation of benefits under COBRA for one (1) year (or, in the case of the CEO, two (2) years) following the executive’s termination date; and
•outplacement services up to $15,000 (or, in the case of the CEO, $20,000).
Under the Executive Change in Control Severance Plan, in the event of the executive’s termination of employment (x) by the Company without “cause”, (y) the executive’s resignation for “good reason” or (z) executive’s death or disability (as such terms are defined in the Executive Change in Control Severance Plan), in each case during the period that begins six (6) months before the date of a change in control and ending twenty four (24) months following the date of a change in control, the executive will be eligible to receive the following:
•a cash severance payment equal to two (2) times the sum of (i) the executive’s base salary and (ii) the greater of (A) the executive's target bonus or (B) the executive's actual annual bonus earned for the fiscal year in which the termination date occurs, based on the achievement of applicable performance goals through the executive's termination date (such amount described in this clause (B) the "Highest Annual Bonus");
•a pro-rated amount of the executive's Highest Annual Bonus for the fiscal year in which the termination date occurs, less any bonus previously paid;
•any earned but unpaid annual bonus for prior years;
•any unvested equity awards will be accelerated and become vested, with any performance-based vesting conditions deemed achieved at the greater of target performance levels and the actual performance levels as of the date of the change in control;
•continuation of benefits under COBRA for two (2) years following the executive’s termination date;
•an amount equal to the total amount the executive would have received under the Company's 401(k) plan as a Company "matching" contribution (assuming maximum employee contributions) for a period of two (2) years following the termination date; and
•outplacement services up to $15,000 (or, in the case of the CEO, $20,000).
For information regarding these plans and the potential benefits applicable to our NEOs under these plans in connection with a change in control and/or termination of employment, see page 61.
Other Compensation Governance Practices
Key Compensation and Governance Policies
The following table summarizes the key compensation and governance polices applicable to our NEOs:

Policy	Overview	Material Features

Stock Ownership Guidelines	Promote stock ownership in Nextpower. More closely align the interests of our executive officers with those of our stockholders.
5x base salary for CEO and President.
2x base salary for other Executive Officers.
5 years from executive officer designation to comply.
Includes shares owned outright (including unvested RSUs) excludes stock options and unvested PSUs.
As of May 1, 2026, all NEOs have reached ownership requirements or have remaining time to do so.

Insider Trading and Trading Window Policy	Prohibit corporate insiders from taking advantage of material non-public information.
CEO and other NEOs are required to preclear any open market transactions with the Chief Legal Officer and are encouraged to use Rule 10b5-1 stock trading plans.
Prohibits the purchase or sale of securities while in possession of material non-public information.

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TABLE OF CONTENTS	COMPENSATION DISCUSSION AND ANALYSIS

Policy	Overview	Material Features

Clawback Policy	In 2023, the Board adopted the Company’s Financial Restatement Compensation Recoupment Policy (the “Recoupment Clawback Policy”), under which the C&P Committee will, to the extent permitted or required by law, recoup any excess incentive compensation received by executive officers due to a financial restatement within three years of discovering the error, regardless of any detrimental conduct.	In 2023, the Board adopted the Recoupment Clawback Policy in accordance with Rule 10D-1. Under the Company’s Recoupment Clawback Policy, our C&P Committee will, to the extent permitted by law, recoup any incentive compensation (cash and equity) received by the Company’s executive officers in the event of a restatement of financial-based measures (regardless of whether detrimental conduct has occurred). In the case of a restatement of financial-based measures, the Board will reasonably and promptly recover the amount by which the incentive compensation received exceeds the amount that would have been received if the error had not been made within the three years preceding the date on which the Board determines that the financial measure contains a material error.

Hedging and Pledging	Prohibited under the Insider Trading and Trading Window Policy	Under the Company’s Insider Trading and Trading Window Policy, all employees are prohibited from engaging in derivative or hedging transactions in Nextpower securities.

Compensation Risk Determination
Our C&P Committee assesses the potential risks relating to our compensation policies and practices for our employees, including those related to our executive compensation programs. Periodically, our C&P Committee reviews and discusses with management the relationship between Nextpower’s compensation policies and practices and its risk management, including the extent to which those policies and practices create risks for Nextpower, to ensure that such policies and practices support not only economic performance, but also compliance with our risk management objectives, and to ensure that they do not encourage excessive or unnecessary risk-taking and are not reasonably likely to have a material adverse effect on Nextpower. For our FY26 compensation programs, our C&P Committee determined that its compensation policies and practices appropriately comply with Nextpower’s risk management objectives and do not encourage excessive or unnecessary risk-taking.
Equity Grant Practices
We have the following practices regarding equity compensation grants:
•The C&P Committee and/or our Board typically grant annual equity incentive awards to our NEOs during the first quarter of our fiscal year, at such time as the C&P Committee evaluates the compensation for its NEOs for the applicable fiscal year.
•We do not strategically time long-term incentive awards in coordination with the release of material non-public information (“MNPI”) and have a policy never to do so.
•We have never timed and do not plan to time the release of MNPI for the purpose of affecting the value of executive compensation.
•Equity award accounting complies with GAAP in the United States and is transparently disclosed in our SEC filings. Share amounts for our RSUs and PSUs are based on a 30-day trailing average from the date of grant.
During FY26, the C&P Committee awarded stock options to our NEOs in the period beginning four business days before our filing of a periodic report on Form 10-K or Form 10-Q or the filing or furnishing of a current report on Form 8-K that disclosed MNPI, and ending one business day after the filing or furnishing of such report (the “Designated Periods”). As required by Item 402(x) of Regulation S-K under the Exchange Act, we are providing the following information relating to stock options awarded to NEOs in the Designated Periods occurring during FY26.

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COMPENSATION DISCUSSION AND ANALYSIS	TABLE OF CONTENTS

Name	Grant Date	Number of Securities Underlying the Award	Exercise Price of the Award ($/Sh)	Grant Date Fair Value of the Award ($)(1)	Percentage Change in the Closing Market Price of the Securities Underlying the Award Between the Trading Day Ending Immediately Prior to the Disclosure of Material Nonpublic Information and the Trading Day Beginning Immediately Following the Disclosure of Material Nonpublic Information
					(%)

Daniel Shugar	5/23/2025	76,923	56.05	2,507,690	0
Howard Wenger	5/23/2025	38,461	56.05	1,253,829	0
Charles Boynton(2)	N/A	N/A	N/A	N/A	N/A
Bruce Ledesma	5/23/2025	25,641	56.05	835,897	0
Nicholas (Marco) Miller	5/23/2025	24,999	56.05	814,967	0
(1)The grant-date fair value of the stock options is $32.60 per share and is estimated using the Black-Scholes Options Pricing.
(2)Mr. Boynton did not receive a FY26 stock option grant.
Tax Considerations of Our Executive Compensation
Section 162(m) of the Code generally limits the tax deductibility of annual compensation paid by public companies for certain executive officers to $1 million.
In the exercise of its business judgment, and in accordance with its compensation philosophy, the C&P Committee and the Board continue to have flexibility to award compensation that is not tax deductible if it determines that such award is in our stockholders’ best interests, is necessary to comply with contractual commitments, or to maintain flexibility needed to attract talent, promote retention or recognize and reward desired performance.
Accounting for Our Stock-Based Compensation
We account for stock-based payments, including grants under each of our equity compensation plans in accordance with the requirements of FASB ASC Topic 718.

Nextpower Inc.	52	2026 Proxy Statement

Compensation and People Committee Report
Our C&P Committee has reviewed and discussed the section titled “Compensation Discussion and Analysis” with management. Based on such review and discussion, our C&P Committee has recommended to the Board of Directors that the section titled “Compensation Discussion and Analysis” be included in this proxy statement and incorporated into Nextpower’s Annual Report on Form 10-K for the fiscal year ended March 31, 2026.
Respectfully submitted by the members of the Compensation and People Committee of the Board of Directors:
The Compensation and People Committee
Willy Shih (Chair)
Julie Blunden
Monica Karuturi
This report of the Compensation and People Committee is required by the SEC and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act, or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.

Nextpower Inc.	53	2026 Proxy Statement

Executive Compensation Tables
The following tables contain information regarding the compensation we provided to our NEOs during the years ended March 31, 2026, 2025 and 2024. A detailed description of the plans and programs under which these NEOs received the following compensation can be found in the section titled “Compensation Discussion and Analysis” of this Proxy Statement. Additional information about these plans and programs is included in the additional tables and discussions that follow the Summary Compensation Table.
Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)(1)	Bonus ($)(2)	Share Awards ($)(3)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)(5)	All Other Compensation ($)(6)	Total ($)

Daniel Shugar Chief Executive Officer	2026	863,000	—	16,934,598	2,507,690	1,861,750	37,206	22,204,244
	2025	863,000	—	14,144,291	2,963,652	2,072,624	53,845	20,097,412
	2024	849,722	—	13,576,640	3,990,011	2,294,250	14,967	20,725,590

Howard Wenger President	2026	581,731	—	8,467,233	1,253,829	862,920	14,384	11,180,097
	2025	505,000	—	7,072,146	2,469,715	718,716	384	10,765,961
	2024	497,189	—	7,240,900	2,128,009	795,503	1,836	10,663,437

Charles Boynton Chief Financial Officer	2026	600,000	—	8,467,233	—	862,920	14,384	9,944,537
	2025	491,539	2,000,000	15,444,808	—	806,954	320	18,743,621

Bruce Ledesma Chief Legal and Compliance Officer	2026	505,000	—	5,644,866	835,897	645,592	14,384	7,645,739
	2025	505,000	—	4,714,729	987,874	718,716	14,184	6,940,503
	2024	496,527	—	4,827,235	1,418,664	794,443	14,941	7,551,810

Nicholas (Marco) Miller Chief Operating Officer	2026	440,385	—	5,503,662	814,967	503,370	14,384	7,276,768
	2025	400,000	—	4,420,065	926,143	498,120	14,184	6,258,512
	2024	391,596	—	3,620,450	1,064,005	509,074	9,531	5,594,656

(1)Includes amounts contributed under the Flex 2010 Deferred Plan and relevant 401(k) plan accounts.
(2)The amount in FY25 for Mr. Boynton includes a one-time sign-on cash award, which is subject to repayment (in whole or in part) in the event Mr. Boynton is terminated for gross misconduct or he voluntarily resigns prior to the 24-month anniversary of his start date.
(3)Share awards consist of RSUs and PSUs granted under the LTIP during the respective fiscal year. The amounts in this column do not reflect compensation actually received by our NEOs, nor do they reflect the actual value that will be realized by our NEOs. Instead, the amounts reflect the grant date fair value as determined by a nationally recognized third-party valuation firm in accordance with FASB ASC Topic 718 (excluding the effect of estimated forfeitures). The fair value of such PSUs was based on the probable outcome of the performance conditions estimated on the date of grant using a Monte Carlo simulation model. The grant date value of the PSUs granted to the NEOs in FY26, assuming the maximum level of performance conditions will be achieved, is $9,748,708 for Mr. Shugar, $4,874,316 for Mr. Wenger, $4,874,316 for Mr. Boynton, $3,249,569 for Mr. Ledesma, and $3,168,283 for Mr. Miller. For additional information regarding the assumptions made in calculating the amounts reflected in this column in respect of the FY26 RSUs and PSUs, see Note 7 in the notes to the Company’s consolidated financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2026.
(4)Consist of stock options granted under the LTIP during such fiscal year. The amounts in this column do not reflect compensation actually received by our NEOs, nor do they reflect the actual value that will be realized by our NEOs. Instead, the amounts reflect the grant date fair value as determined by a nationally recognized third-party valuation firm in accordance with FASB ASC Topic 718 and using Black-Scholes (excluding the effect of estimated forfeitures). For additional information regarding assumptions made in calculating the amounts reflected in this column in respect of the stock options, for the FY26 stock options see Note 7 in the notes to the Company’s consolidated financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2026. For additional information, see the section titled “Compensation Discussion and Analysis—Compensation-Setting Process and FY26 Executive Compensation—Final Year - Special Stock Option Awards - FY26” of this Proxy Statement.
(5)The amounts in this column represent incentive cash bonuses earned by our NEOs for the relevant year. For additional information, see the section titled “Compensation Discussion and Analysis—Compensation-Setting Process and FY26 Executive Compensation—Short-Term Incentive Plan” of this Proxy Statement.

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TABLE OF CONTENTS	EXECUTIVE COMPENSATION TABLES
(6)The following table provides a breakdown of compensation included in the “All Other Compensation” column for FY26:

Name	401(k) Matching Contributions ($)	Medical/Enhanced Long-Term Disability ($)	Personal Use of Private Aircraft(1) ($)	Total ($)

Daniel Shugar	14,000	384	22,822	37,206
Howard Wenger	14,000	384	—	14,384
Charles Boynton	14,000	384	—	14,384
Bruce Ledesma	14,000	384	—	14,384
Nicholas (Marco) Miller	14,000	384	—	14,384
(1)     Represents the value of personal use of Company-leased aircraft. Such use is valued based on the aggregate incremental cost to the Company of such personal use of the aircraft in accordance with the Company’s Company Aircraft Policy.

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EXECUTIVE COMPENSATION TABLES	TABLE OF CONTENTS
Grants of Plan-Based Awards in Fiscal Year 2026
The following table presents information about RSUs, PSUs and stock option awards granted to our NEOs under the LTIP and cash incentive programs under the STIP.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Share Awards: Number of Shares of Stock or Units (#)	All other option awards: Number of securities underlying options (#)(3)	Exercise or base price of option awards(3) ($/Sh)	Grant Date Fair Value of Shares and Option Awards(4) ($)

Name	Grant Date		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Daniel Shugar	5/23/2025		—	—	—	64,102	128,205	384,615	—	—	—	9,748,708
	5/23/2025	(5)	—	—	—	—	—	—	128,205	—	—	7,185,890
	5/23/2025		—	—	—	—	—	—	—	76,923	56.05	2,507,690
	5/23/2025		582,525	1,165,050	2,330,100	—	—	—	—	—	—	—

Howard Wenger	5/23/2025		—	—	—	32,051	64,102	192,306	—	—	—	4,874,316
	5/23/2025	(5)	—	—	—	—	—	—	64,102	—	—	3,592,917
	5/23/2025		—	—	—	—	—	—	—	38,461	56.05	1,253,829
	5/23/2025		270,000	540,000	1,080,000	—	—	—	—	—	—	—

Charles Boynton	5/23/2025		—	—	—	32,051	64,102	192,306	—	—	—	4,874,316
	5/23/2025	(5)	—	—	—	—	—	—	64,102	—	—	3,592,917
	5/23/2025		270,000	540,000	1,080,000	—	—	—	—	—	—	—

Bruce Ledesma	5/23/2025		—	—	—	21,367	42,735	128,205	—	—	—	3,249,569
	5/23/2025	(5)	—	—	—	—	—	—	42,735	—	—	2,395,297
	5/23/2025		—	—	—	—	—	—	—	25,641	56.05	835,897
	5/23/2025		202,000	404,000	808,000	—	—	—	—	—	—	—

Nicholas (Marco) Miller	5/23/2025		—	—	—	20,833	41,666	124,998	—	—	—	3,168,283
	5/23/2025	(5)	—	—	—	—	—	—	41,666	—	—	2,335,379
	5/23/2025		—	—	—	—	—	—	—	24,999	56.05	814,967
	5/23/2025		157,500	315,000	630,000	—	—	—	—	—	—	—

(1)These amounts show the range of possible payouts under the cash incentive programs for FY26. The maximum payment represents 200% of the target payment. The threshold payment represents 50% of target payout levels. For the short-term incentive bonus plan, the amounts actually earned for FY26 are reported as Non-Equity Incentive Plan Compensation in the Summary Compensation Table. For additional information, see the section titled “Compensation Discussion and Analysis—Compensation-Setting Process and FY26 Executive Compensation—Short-Term Incentive Plan” of this Proxy Statement.
(2)These amounts show the range of estimated future vesting of the PSU awards granted in FY26 under the LTIP. With respect to the PSUs granted in FY26, (i) 50% of the performance criteria are based on Nextpower’s achievement of a FY26 adjusted EBITDA goal and (ii) 50% of the performance criteria are based on Nextpower’s achievement of a FY26 adjusted FCF goal. The PSUs are subject to a three-year rTSR modifier based on the level of Nextpower’s total stockholder return performance against that of our executive compensation peer group, with 0.75x applied for rTSR achievement at the 25th percentile or below, 1.0x applied for achievement at the 50th percentile and 1.5x applied for achievement at the 75th percentile or above (with linear interpolation applied). The financial metrics can each be earned between 0% and 200% of target and the rTSR modifier can adjust the payout levels under the financial component from 75% to 150% (for a maximum total payout of 300% of target). For additional information, see the section titled “Compensation Discussion and Analysis—Compensation-Setting Process and FY26 Executive Compensation—Long-Term Incentive Plan” of this Proxy Statement.
(3)These columns shows the number of stock option shares granted pursuant to stock option awards in FY26 under the LTIP. For each NEO, the stock option cliff vests after three years, provided that the NEO continues to remain employed on the vesting dates. For additional information, see the section titled “Compensation Discussion and Analysis—Compensation-Setting Process and FY26 Executive Compensation—Long-Term Incentive Plan” of this Proxy Statement. The exercise price of the option listed is the closing price of the Company’s Class A common stock on Nasdaq on the date of the grant.
(4)This column shows the grant date fair value of RSU, PSU and stock option awards under the LTIP under FASB ASC Topic 718 granted to our NEOs in FY26. The grant date fair value is the amount that will be expensed in Nextpower’s financial statements over the awards’ vesting schedule. For RSUs, the grant date fair value reflects the determination by a nationally recognized third-party valuation firm in accordance with FASB ASC Topic 718 as of the grant date. For PSUs, the grant date fair value is based on the probable outcome of the performance conditions as of the grant date, consistent with the estimate of aggregate compensation cost to be recognized over the service period determined as of the grant date under FASB ASC Subtopic 718-10. For stock options, the grant-date fair value is estimated using the Black-Scholes Options Pricing Model. The grant date fair values reflected in this column may differ from the approved values reflected in the CD&A because of the accounting methodology used to report the amounts in this column, as required by SEC rules. For additional information regarding the assumptions made in calculating the amounts reflected in this column in respect of the RSU, PSU and stock option awards, see Note 7 in the notes to our consolidated financial statements, “Stock-based compensation,” included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2026.
(5)The amounts present the number of one-time service-based RSU awards granted in FY26 under the LTIP. For each NEO, the RSUs vest in three annual installments at the rate of 30%, 30% and 40%, respectively, provided that the NEO continues to remain employed on the applicable vesting date. For additional information, see the section titled “Compensation Discussion and Analysis—Compensation-Setting Process and FY26 Executive Compensation—Long-Term Incentive Plan” of this Proxy Statement.

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TABLE OF CONTENTS	EXECUTIVE COMPENSATION TABLES
Outstanding Equity Awards at 2026 Fiscal Year-End
The following table presents information regarding the outstanding equity awards held by our NEOs under the LTIP as of March 31, 2026. The market value of the share awards is based on the closing price of Nextpower’s Class A common stock as of March 31, 2026, which was $120.55. For additional information on our equity incentive programs, see the section titled “Compensation Discussion and Analysis—Compensation-Setting Process and FY26 Executive Compensation—Long-Term Incentive Plan” of this Proxy Statement. With respect to PSU awards described below, the number of unearned shares and the market values shown assume all performance criteria are met at target based on performance through March 31, 2026.

	Option Awards					Share Awards

Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Daniel Shugar	—	—	398,571 (1)	21.00	3/15/2027	—	—	—	—
	—	—	153,521 (2)	40.47	6/21/2033	—	—	—	—
	—	—	102,019 (3)	47.05	5/21/2034	—	—	—	—
	—	—	76,923 (4)	56.05	5/23/2035	—	—	—	—
	—	—	—	—	—	57,165 (5)	6,891,241	—	—
	—	—	—	—	—	93,982 (6)	11,329,530	—	—
	—	—	—	—	—	128,205 (7)	15,455,113	—	—
	—	—	—	—	—	285,824 (8)	34,456,083	142,912 (9)	17,228,042
	—	—	—	—	—	169,973 (10)	20,490,264	67,130 (11)	8,092,522
	—	—	—	—	—	—	—	128,205 (12)	15,455,113

Howard Wenger	—	—	247,619 (1)	21.00	3/15/2027	—	—	—	—
	—	—	81,878 (2)	40.47	6/21/2033	—	—	—	—
	—	—	85,016 (3)	47.05	5/21/2034	—	—	—	—
	—	—	38,461 (4)	56.05	5/23/2035	—	—	—	—
	—	—	—	—	—	30,488 (5)	3,675,328	—	—
	—	—	—	—	—	46,991 (6)	5,664,765	—	—
	—	—	—	—	—	64,102 (7)	7,727,496	—	—
	—	—	—	—	—	152,440 (8)	18,376,642	76,220 (8)	9,188,321
	—	—	—	—	—	84,987 (10)	10,245,132	33,565 (11)	4,046,261
	—	—	—	—	—	—	—	64,102 (12)	7,727,496

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EXECUTIVE COMPENSATION TABLES	TABLE OF CONTENTS

	Option Awards					Share Awards

Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Charles Boynton	—	—	—	—	—	45,692 (13)	5,508,171	—	—
	—	—	—	—	—	94,757 (14)	11,422,956	—	—
	—	—	—	—	—	64,102 (7)	7,727,496	—	—
	—	—	—	—	—	82,637(10)	9,961,876	32,637 (11)	3,934,390
						—	—	64,102 (12)	7,727,496

Bruce Ledesma	—	—	247,619 (1)	21.00	3/15/2027	—	—	—	—
	—	—	54,585 (2)	40.47	6/21/2033	—	—	—	—
	—	—	34,006 (3)	47.05	5/21/2034	—	—	—	—
	—	—	25,641 (4)	56.05	5/23/2035	—	—	—	—
	—	—	—	—	—	20,326 (5)	2,450,299	—	—
	—	—	—	—	—	31,328 (6)	3,776,590	—	—
	—	—	—	—	—	42,735 (7)	5,151,704	—	—
	—	—	—	—	—	101,626 (8)	12,251,014	50,813 (9)	6,125,507
	—	—	—	—	—	56,657 (10)	6,830,037	22,377 (11)	2,697,487
	—	—	—	—	—	—	—	42,735 (12)	5,151,704

Nicholas (Marco) Miller	—	—	132,381 (1)	21.00	3/15/2027	—	—	—	—
	—	—	40,939 (2)	40.47	6/21/2033	—	—	—	—
	—	—	31,881 (3)	47.05	5/21/2034	—	—	—	—
	—	—	24,999 (4)	56.05	5/23/2035	—	—	—	—
	—	—	—	—	—	15,244 (5)	1,837,664	—	—
	—	—	—	—	—	29,370 (6)	3,540,554	—	—
	—	—	—	—	—	41,666 (7)	5,022,836	—	—
						76,220 (8)	9,188,321	38,110 (9)	4,594,161
	—	—	—	—	—	53,116 (10)	6,403,169	20,978 (11)	2,528,898
	—	—	—	—	—	—	—	41,666 (12)	5,022,836

(1)Represents stock options granted on April 6, 2022. The stock options vested between 0% and 100% based on our equity valuation achieving certain compounded annual growth rates in excess of an initial valuation of $3 billion over the four-year period beginning April 1, 2022 and ending March 31, 2026, with the ending valuation based on the average of our closing stock prices on Nasdaq over the previous twenty (20) trading days prior to March 31, 2026. The Company’s CAGR as of the end of the performance period was 56.76%. Accordingly, these options were earned and vested at 100% of the target number of IPO grants granted. The numbers indicated here do not reflect the impact of any maximum benefit limit under the terms of the options. For additional information, see the section titled “Compensation Discussion and Analysis—Appropriate Pay Mix—Stock Options - Previously Granted FY23 Stock Options (IPO Options)” of this Proxy Statement.
(2)Represents stock options granted on June 21, 2023. The stock options cliff-vested on June 21, 2026.

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TABLE OF CONTENTS	EXECUTIVE COMPENSATION TABLES
(3)Represents stock options granted on May 21, 2024. The stock options will cliff-vest on May 21, 2027, subject to the NEO’s continued service through the relevant vesting date.
(4)Represents stock options granted on May 23, 2025. The stock options will cliff-vest on May 23, 2028, subject to the NEO’s continued service through the relevant vesting date.
(5)Represents service-based RSUs granted on June 21, 2023. The RSUs vested 30% on June 21, 2024, 30% on June 21, 2025, and 40% on June 21, 2026.
(6)Represents service-based RSUs granted on May 21, 2024. The RSUs vested 30% on May 21, 2025, 30% on May 21, 2026, and 40% will vest on May 21, 2027, subject to the NEO’s continued service through the relevant vesting date.
(7)Represents service-based RSUs granted on May 23, 2025. The RSUs vested 30% on May 23, 2026, and will vest 30% on May 23, 2027, and 40% on May 23, 2028, subject to the NEO’s continued service through the relevant vesting date.
(8)Represents PSUs granted on June 21, 2023 which were earned based on a 200% achievement of the first-year performance period from April 1, 2023 to March 31, 2024 as certified by the Board at the end of FY24. As of March 31, 2026, the PSUs remained subject to a three-year rTSR modifier for the performance period from April 1, 2023 to March 31, 2026 pursuant to which the number of PSUs earned can be adjusted between 75% to 150%. On April 22, 2026, the Board certified the rTSR modifier at 150% and the PSUs became fully vested (see footnote 9). For additional information regarding the vesting of the PSUs, see the section titled “Compensation Discussion and Analysis—Compensation—Setting Process and FY26 Executive Compensation—Long-Term Incentive Plan” of this Proxy Statement.
(9)Represents PSUs granted on June 21, 2023 referenced in footnote 8 above and that remain subject to an rTSR modifier for the performance period from April 1, 2023 to March 31, 2024, pursuant to which the number of shares earned based on achievement of the financial performance metrics can be adjusted between 75% to 150%. The amounts in the table above are reflected at actual achievement of 150%, as certified by the Board on April 22, 2026. For additional information regarding the vesting of PSUs, see the section titled “Compensation Discussion and Analysis—Compensation—Setting Process and FY26 Executive Compensation—Long-Term Incentive Plan” of this Proxy Statement.
(10)Represents PSUs granted on May 21, 2024 (or May 29, 2024 for Mr. Boynton) which were earned based on a 126.6% achievement of the first-year performance period from April 1, 2024 to March 31, 2025 as certified by the Board at the end of FY25. These PSUs remain subject to an rTSR modifier performance metric for the performance period from April 1, 2024 to March 31, 2027, pursuant to which the number of shares earned based on achievement of the financial performance metrics can be adjusted between 75% to 150%. These PSUs will vest on March 31, 2027 based on continued service through such date. For additional information regarding the vesting of the PSUs, see the section titled “Compensation Discussion and Analysis—Compensation—Setting Process and FY26 Executive Compensation—Long-Term Incentive Plan” of this Proxy Statement.
(11)Represents PSUs granted on May 21, 2024 (or May 29, 2024 for Mr. Boynton) referenced in footnote 10 above and that remain subject to an rTSR modifier for the performance period from April 1, 2024 to March 31, 2027, pursuant to which the number of shares earned based on achievement of the financial performance metrics can be adjusted between 75% to 150%. The amounts in the table above are reflected at target. For additional information regarding the vesting of PSUs, see the section titled “Compensation Discussion and Analysis—Compensation—Setting Process and FY26 Executive Compensation—Long-Term Incentive Plan” of this Proxy Statement.
(12)Represents PSUs granted on May 23, 2025 that were subject to achievement of financial performance criteria for the measurement period from April 1, 2025 to March 31, 2026. Following the end of FY26, the C&P Committee certified the financial performance metrics at 200%. These PSUs remain subject to an rTSR modifier for the performance period from April 1, 2025 to March 31, 2028, pursuant to which the number of shares earned based on achievement of the financial performance metrics can be adjusted between 75% to 150%. The amounts in the table above are reflected at target. For additional information regarding the vesting of PSUs, see the section titled “Compensation Discussion and Analysis—Compensation—Setting Process and FY26 Executive Compensation—Long-Term Incentive Plan” of this Proxy Statement.
(13)Represents service-based RSUs granted on May 29, 2024. The RSUs vested 30% on May 21, 2025, 30% on May 21, 2026, and will vest 40% on May 21, 2027, subject to the NEO’s continued service through the relevant vesting date.
(14)Represents service-based RSUs granted on May 29, 2024. The RSUs vested 33% on May 21, 2025, and will vest 33% on May 21, 2026, and 33% on May 21, 2027, subject to the NEO’s continued service through the relevant vesting date.

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EXECUTIVE COMPENSATION TABLES	TABLE OF CONTENTS
Shares Vested in Fiscal Year 2026
The following tables present information regarding, as applicable, (i) exercises of stock option awards, including the number of shares acquired upon exercise and the value realized and the number of shares of outstanding equity awards held by our NEOs under the LTIP as of March 31, 2026, and (ii) the number of shares acquired upon the vesting of share-based awards and the value realized, in each case before payment of any applicable withholding tax and broker commissions under the LTIP as of March 31, 2026. The table below shows information that specifically relates to the outstanding service-based RSU, PSU and stock option awards held by our NEOs under the LTIP.
The following table, as a general matter, presents information for each of our NEOs regarding the number of shares acquired upon the vesting of share awards under the LTIP for the relevant fiscal year and the value realized, in each case before payment of any applicable withholding tax and broker commissions.

	Option Awards		Share Awards

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting(1) (#)	Value Realized on Vesting(2) ($)

Daniel Shugar	—	—	380,407	18,949,827
Howard Wenger	—	—	226,628	11,222,990
Charles Boynton	—	—	66,252	3,833,341
Bruce Ledesma	—	—	212,292	10,395,338
Nicholas (Marco) Miller	—	—	122,484	6,073,795
(1)The amounts do not include PSUs that vested on March 31, 2026 but were certified and released on May 19, 2026.
(2)The amounts reflected in this column represent the market value of the underlying Nextpower Class A Common Stock as of the vesting date.
Pension Benefits in Fiscal Year 2026
Our NEOs do not receive any compensation in the form of pension benefits.
Nonqualified Deferred Compensation in Fiscal Year 2026
During FY26, none of our NEOs contributed to a deferred compensation plan.

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TABLE OF CONTENTS	EXECUTIVE COMPENSATION TABLES
Potential Payments Upon Termination or Change in Control
As described in the section titled “Compensation Discussion and Analysis” of this Proxy Statement, our NEOs do not have employment agreements with us.
On November 19, 2024, our Board of Directors, upon the recommendation of the C&P Committee, approved the Executive Severance Plan and the Executive Change in Control Severance Plan for the benefit of employees of the Company at the level of executive vice president or above, including our NEOs.
Under the Executive Severance Plan, in the event of the executive’s termination of employment by the Company without “cause” or the executive’s resignation for “good reason” (as such terms are defined in the Executive Severance Plan) that occurs other than in connection with a change in control of the Company, the executive will be eligible to receive the following:
•a cash severance payment equal to one (1) times (or, in the case of the CEO, two (2) times) the sum of the executive’s base salary and target bonus;
•a pro-rated target bonus for the fiscal year in which the termination date occurs, less any such bonus previously paid;
•any earned but unpaid annual bonus for prior years;
•any unvested equity awards subject only to service-based vesting conditions will accelerate and become vested to the extent such awards were scheduled to vest within 12 months (or, in the case of the CEO, 18 months) following the executive’s termination of employment;
•any unvested equity awards subject to performance-based vesting conditions (x) shall be deemed to have achieved the performance goals at the target performance level and (y) will accelerate and become vested to the extent such awards were scheduled to vest (as to service) within 12 months (or, in the case of the CEO, 18 months) following the executive’s termination of employment (with such acceleration to be made on a pro-rata basis determined based on the period during the applicable service-vesting period that the executive was actually employed prior to his or her termination date);
•continuation of benefits under COBRA for one (1) year (or, in the case of the CEO, two (2) years) following the executive’s termination date; and
•outplacement services up to $15,000 (or, in the case of the CEO, $20,000).
Under the Executive Change in Control Severance Plan, in the event of the executive’s termination of employment (x) by the Company without “cause”, (y) the executive’s resignation for “good reason” or (z) executive’s death or disability (as such terms are defined in the Executive Change in Control Severance Plan), in each case during the period that begins six (6) months before the date of a change in control and ending twenty four (24) months following the date of a change in control, the executive will be eligible to receive the following:
•a cash severance payment equal to two (2) times the sum of (i) the executive’s base salary and (ii) the greater of (A) the executive's target bonus or (B) the executive’s Highest Annual Bonus;
•a pro-rated amount of the executive's Highest Annual Bonus for the fiscal year in which the termination date occurs, less any such bonus previously paid;
•any earned but unpaid annual bonus for prior years;
•any unvested equity awards will be accelerated and become vested, with any performance-based vesting conditions deemed achieved at the greater of target performance levels and the actual performance levels as of the date of the change in control;
•continuation of benefits under COBRA for two (2) years following the executive’s termination date;
•an amount equal to the total amount the executive would have received under the Company's 401(k) plan as a Company "matching" contribution (assuming maximum employee contributions) for a period of two (2) years following the termination date; and
•outplacement services up to $15,000 (or, in the case of the CEO, $20,000).

Nextpower Inc.	61	2026 Proxy Statement

EXECUTIVE COMPENSATION TABLES	TABLE OF CONTENTS
The following table and accompanying notes show the estimated payments and benefits that would have been provided to each NEO under Nextpower’s compensation and benefit plans in the event of a change in control or upon a qualifying termination of employment (i.e., involuntary termination without cause or resignation for good reason) or the applicable NEO’s death or disability. It is assumed for purposes of the following table that the LTIP is not assumed by the successor company in connection with the change in control. Additionally, calculations for the applicable tables further assume that the triggering event took place on March 31, 2026, the last business day of Nextpower FY26, and are based on the closing price per share of Nextpower’s Class A Common Stock on March 31, 2026, which was $120.55. All unearned performance awards are reflected at the target level of performance.

Name	Termination without cause by Nextpower or for good reason in connection with a change in control, or by death or disability within 6 months prior and 24 months after a change in control ($)	Termination without cause by Nextpower or for good reason not in connection with a change in control ($)	Death & Disability ($)

Daniel Shugar
Base and Bonus	4,056,100	4,056,100	—
Vesting of Stock Options	24,753,892	19,792,358	17,438,695
Vesting of RSUs	33,675,884	27,493,814	17,804,556
Vesting of PSUs	48,868,197	33,413,085	33,169,799
COBRA Payment	43,423	43,423	—
Outplacement Services	20,000	20,000	—
Total	111,417,496	84,818,780	68,413,050
Howard Wenger
Base and Bonus	2,280,000	1,140,000	—
Vesting of Stock Options	15,286,201	6,556,790	10,649,271
Vesting of RSUs	17,067,590	8,421,334	9,114,783
Vesting of PSUs	25,008,339	9,188,321	17,159,180
COBRA Payment	302	151	—
Outplacement Services	15,000	15,000	—
Total	59,657,432	25,321,596	36,923,234
Charles Boynton
Base and Bonus	2,280,000	1,140,000	—
Vesting of Stock Options	—	—	—
Vesting of RSUs	24,658,623	9,793,590	12,704,512
Vesting of PSUs	15,596,277	—	7,821,691
COBRA Payment	62,098	31,049	—
Outplacement Services	15,000	15,000	—
Total	42,611,998	10,979,639	20,526,203

Nextpower Inc.	62	2026 Proxy Statement

TABLE OF CONTENTS	EXECUTIVE COMPENSATION TABLES

Name	Termination without cause by Nextpower or for good reason in connection with a change in control, or by death or disability within 6 months prior and 24 months after a change in control ($)	Termination without cause by Nextpower or for good reason not in connection with a change in control ($)	Death & Disability ($)

Bruce Ledesma
Base and Bonus	1,818,000	909,000	—
Vesting of Stock Options	8,524,452	4,371,167	6,085,789
Vesting of RSUs	11,378,594	5,614,206	6,076,658
Vesting of PSUs	16,672,186	6,125,507	11,439,399
COBRA Payment	79,280	39,640	—
Outplacement Services	15,000	15,000	—
Total	38,487,512	17,074,520	23,601,846
Nicholas (Marco) Miller
Base and Bonus	1,530,000	765,000	—
Vesting of Stock Options	7,234,149	3,278,395	4,945,922
Vesting of RSUs	10,401,054	4,861,854	5,326,727
Vesting of PSUs	14,674,793	4,594,161	9,640,304
COBRA Payment	36,673	18,336	—
Outplacement Services	15,000	15,000	—
Total	33,891,669	13,532,746	19,912,953
Equity Compensation Plan Information
The following table presents certain information with respect to our equity compensation plans as of March 31, 2026, as required by Item 201(d) of Regulation S-K under the Exchange Act.

Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))

	(a)	(b)	(c)

Equity Compensation Plans Approved by Stockholders	3,520,850 (1)	27.48	11,509,173
Equity Compensation Plans Not Approved by Stockholders	—	—	—
Total	3,520,850.00	27.48	11,509,173
(1)Included in this amount is the maximum number of Class A common stock that may be issued under awards under the 2022 Equity Incentive Plan outstanding as of March 31, 2026, assuming the maximum level of attainment of any applicable performance goals. As of March 31, 2026, the weighted average remaining contractual term of outstanding options was 2.8 years.

Nextpower Inc.	63	2026 Proxy Statement

Stock Performance Graph
Our Class A common stock is listed on Nasdaq under the symbol “NXT.” The transfer agent and registrar for shares of our Class A common stock is Computershare Trust Company, N.A. The stock performance graph below shows our cumulative return for the period from the completion of our initial public offering on February 9, 2023 until March 31, 2026, as compared to the Nasdaq Composite Index and the MAC Global Solar Energy Stock Index (https://macsolarindex.com/stocks-in-the-index). The performance chart assumes (1) $100 was invested at the opening price on February 9, 2023 in shares of Nextpower Inc. Class A common stock, along with $100 in each of the Nasdaq Composite Index and the MAC Global Solar Energy Stock Index and (2) all dividends are reinvested.

350%
300%
250%
200%
150%
100%
50%
—%
(50)%
(100)%
2/9/2023
8/1/2023
12/1/2023
8/1/2024
12/1/2024
8/1/2025
12/1/2025
3/31/2026
NXT
MAC Global Solar Energy Stock Index
Nasdaq Composite Index

Nextpower Inc.	64	2026 Proxy Statement

Pay-Versus-Performance
As required by Section 953(a) of the Dodd-Frank Act, we are providing the information below to illustrate the relationship between the SEC-defined compensation actually paid (“CAP”) and various measures used to gauge the Company’s financial performance in conformance with Item 402(v) of Regulation S-K. The following table sets forth the compensation for our Principal Executive Officer (the “PEO”) and the average compensation for our other NEOs, both as reported in the Summary Compensation Table and with certain adjustments to reflect the CAP to such individuals, as defined under SEC rules, for FY26, FY25 and FY24. The table also provides information on our cumulative TSR, the cumulative TSR of our Peer Group, Net Income and Revenue.

					Value of Initial Fixed $100 Investment Based On:

Year	Summary Compensation Table Total for PEO(1)(2) ($)	Compensation Actually Paid to PEO(3) ($)	Average Summary Compensation Table Total for Non-PEO NEOs(1)(2) ($)	Average Compensation Actually Paid to Non-PEO NEOs(3) ($)	Total Stockholder Return(4) ($)	Peer Group Total Stockholder Return(5) ($)	Net Income(6) ($)	Revenue(7)(8) ($)

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)

FY2026	22,204,244	64,419,952	9,011,785	26,695,632	396	132	585,883,000	3,559,390,000
FY2025	20,097,412	34,592,657	9,109,211	14,300,511	138	100	517,246,000	2,959,197,000
FY2024	20,725,590	22,608,078	8,207,944	9,103,237	185	97	496,215,000	2,499,841,000
FY2023	9,178,856	12,042,936	4,592,852	5,630,395	119	99	121,333,000	1,907,137,000
(1)Compensation for our PEO reflects the amounts reported in the “Summary Compensation Table” for the respective years. Our PEO for all fiscal years shown was Daniel Shugar.
(2)Our non-PEO NEOs in FY26 included Charles Boynton, Howard Wenger, Bruce Ledesma, and Nicholas (Marco) Miller. Our non-PEO NEOs in FY25 included Charles Boynton, Howard Wenger, Bruce Ledesma, Nicholas (Marco) Miller and David Bennett. Our non-PEO NEOs in FY24 included Charles Boynton, Howard Wenger, Bruce Ledesma, Nicholas (Marco) Miller, Léah Schlesinger and David Bennett.
(3)CAP for the PEO and average CAP for our non-PEO NEOs in FY26 reflects the respective amounts set forth in columns (b) and (d), adjusted as follows in the table below, as determined in accordance with SEC rules. These dollar amounts do not reflect the actual amount of compensation earned by or paid to the PEO and our other NEOs during the applicable year. The amounts reflected in the table below for the year-over-year change in fair value of equity awards granted to our NEOs in FY26.

	PEO FY26 ($)	Non-PEOs FY26 ($)

Summary Compensation Table Total	22,204,244	9,011,785
Less Stock Award Value Reported in Summary Compensation Table for the Covered Year	(19,442,288)	(7,746,922)
Plus Fair Value for Awards Granted in the Covered Year	16,879,470	6,684,436
Change in Fair Value of Outstanding Unvested Awards from Prior Years	18,318,201	8,168,923
Change in Fair Value of Awards from Prior Years that Vested in the Covered Year	26,460,325	10,577,410
Less Fair Value of Awards Forfeited during the Covered Year	—	—
Plus Fair Value of Incremental Dividends or Earnings Paid on Stock Awards	—	—
Compensation Actually Paid	64,419,952	26,695,632
Fair values set forth in the table above are computed in accordance with FASB ASC 718 as of the end of the respective fiscal year, other than fair values of awards that vest in the covered year, which are valued as of the applicable vesting date or fair values of awards that were forfeited in the covered year, which are valued as of the last day of the year immediately preceding the covered year.

Nextpower Inc.	65	2026 Proxy Statement

PAY VERSUS PERFORMANCE	TABLE OF CONTENTS
(4)Total Stockholder Return (TSR) is cumulative for the measurement periods beginning on the effective date of our IPO on February 9, 2023 and ending on each of March 31, 2023, March 31, 2024, March 31, 2025 and March 31, 2026, respectively, calculated in accordance with Item 201(e) of Regulation S-K. The Peer Group for purposes of this table is the same as our Peer Group as determined under Item 201(e) of Regulation S-K and described in the section titled “Stock Performance Graph.”
(5)Based on the advice of Meridian, a thorough review of the benchmarking Peer Group was conducted in FY26. Based on that review, our Peer Group was updated to include the following companies: Array Technologies, Inc.; Dropbox, Inc.; EnerSys; Enphase Energy, Inc.; F5, Inc.; First Solar, Inc.; Fluence Energy, Inc.; Juniper Networks, Inc.; Keysight Technologies, Inc.; Logitech International, S.A.; NetApp, Inc.; nVent Electric plc; Okta, Inc.; Pure Storage, Inc.; Resideo Technologies, Inc.; Skyworks Solutions, Inc.; SolarEdge Technologies, Inc.; Sunnova Energy International Inc.; Sunrun Inc. and Trimble Inc.
If no changes were made to the historical compensation benchmarking consisting of the following companies: Advanced Energy Industries, Inc.; Arcosa, Inc.; Array Technologies, Inc.; EnerSys; First Solar, Inc.; Generac Holdings Inc.; Gibraltar Industries, Inc.; Itron, Inc.; Littelfuse, Inc.; MKS Instruments, Inc.; Shoals Technologies Group, Inc.; SolarEdge Technologies, Inc.; SunPower Corporation; Sunrun Inc.; and Wolfspeed, Inc., the value of a $100 investment made on 2/9/2023 would be as follows:

Year End	Nextpower ($)	Historical Compensation Peer Group ($)

2026	396	141
2025	138	74
2024	185	81
2023	106	102
(6)Reflects “Net Income” in the Company’s Consolidated Statements of Income included in the Company’s Annual Reports on Form 10-K for the fiscal years ended March 31, 2023, March 31, 2024, March 31, 2025 and March 31, 2026, respectively.
(7)The following table sets forth an unranked list of the financial performance measures that we view as the “most important” measures for linking our NEOs’ compensation to performance. For more information on the financial performance metrics that are listed below and how they are utilized in our compensation program, please see the section titled “Compensation Discussion and Analysis”.

Performance Measures
Revenue
Adjusted EBITDA*
Adjusted diluted EPS
Adjusted free cash flow*
*     “Adjusted EBITDA,” “Adjusted diluted EPS” and “adjusted free cash flow” are non-GAAP metrics. See Appendix A of this Proxy Statement for definitions of adjusted EBITDA (with respect to the adjusted EBITDA performance metric), adjusted diluted EPS (with respect to the adjusted diluted EPS performance metric) and adjusted free cash flow (with respect to the adjusted free cash flow performance metric) and a reconciliation of these non-GAAP measures to the most comparable GAAP financial measures.
From the above list of performance measures, we view Revenue as our most important financial performance measure used to link compensation actually paid to our PEO and other NEOs to Company performance for FY26. Revenue is a key component of the Company’s long-term incentive program, and is a performance measure over which our NEOs can have significant impact. In addition, Revenue is directly linked to the Company’s long-term strategic growth plan and performance that drive stockholder value and is highly correlated with fluctuations in our stock price.
As for the other performance measures listed in the table above, adjusted EBITDA and adjusted free cash flow are equally weighted metrics in our long-term performance-based incentive compensation program for FY26, which was a key component of our NEOs’ pay in FY26.
(8)Represents the Revenue of the Company, as measured by the Company in accordance with Accounting Standards Codification (“ASC”) Topic 606, Revenue from Contracts with Customers.
Relationship Between Financial Measures and Compensation Actually Paid
The SEC’s rules require that the pay versus performance disclosure include an unranked list of three to seven performance measures that the Company considers to be its most important measures used to align CAP to the NEOs to a company’s performance. The table above represents the unranked list of the “most important” financial measures the Company used to align CAP to our NEOs for FY26 to the Company’s performance.
For additional information regarding how the above listed performance measures were utilized as part of our executive compensation program in FY26, see the section titled “Compensation Discussion and Analysis.”

Nextpower Inc.	66	2026 Proxy Statement

TABLE OF CONTENTS	PAY VERSUS PERFORMANCE
Compensation Actually Paid Versus TSR Versus Peer Group TSR
The following graph shows how the amount of compensation actually paid to our PEO and the average amount of compensation actually paid to our other NEOs compared with our cumulative TSR and the cumulative TSR of our peer group over the covered fiscal years.

CEO AND AVERAGE NEO CAP VERSUS NEXTPOWER TSR AND PEER GROUP TSR

$75,000,000
$50,000,000
$25,000,000
$0
Compensation Actually Paid
$500
$400
$300
$200
$100
$0
Value of Initial Fixed $100 Investment
FY23
FY24
FY25
FY26
CEO CAP
Average Non-CEO NEO CAP
NXT TSR
NXT Peer Group TSR

For additional details regarding how TSR was utilized under our FY26 LTIP to link pay with performance, please refer to Compensation Discussion and Analysis—Compensation—Setting Process and FY26 Executive Compensation—Long-Term Incentive Plan of this Proxy Statement.
Compensation Actually Paid Versus Net Income
The following graph shows how the amount of compensation actually paid to our PEO and the average amount of compensation actually paid to our other NEOs compared with our Net Income over the covered fiscal years.

CEO AND AVERAGE NEO CAP VERSUS NEXTPOWER NET INCOME
$75,000,000
$50,000,000
$25,000,000
$0
Compensation Actually Paid
$700,000,000
$600,000,000
$500,000,000
$400,000,000
$300,000,000
$200,000,000
$100,000,000
$0
Nextpower Net Income
FY23
FY24
FY25
FY26
CEO CAP
Average Non-CEO NEO CAP
Net Income

Nextpower Inc.	67	2026 Proxy Statement

PAY VERSUS PERFORMANCE	TABLE OF CONTENTS
Compensation Actually Paid Versus Revenue
The following graph shows how the amount of compensation actually paid to our PEO and the average amount of compensation actually paid to our other NEOs compared with our revenue over the covered fiscal years.

CEO AND AVERAGE NEO CAP VERSUS NEXTPOWER REVENUE
Compensation Actually Paid
$75,000,000
$50,000,000
$25,000,000
$0
Nextpower Revenue
$4,000,000,000
$3,000,000,000
$2,000,000,000
$1,000,000,000
$0
FY23
FY24
FY25
FY26
CEO CAP
Average Non-CEO NEO CAP
Revenue

For additional details regarding how revenue was utilized under our FY26 compensation program to link pay with performance, please refer to Compensation Discussion and Analysis—Compensation—Setting Process and FY26 Executive Compensation of this Proxy Statement.

Nextpower Inc.	68	2026 Proxy Statement

CEO Pay Ratio
As required by Section 953(b) of the Dodd-Frank Act, and Item 402(u) of Regulation S-K (collectively, the “Pay Ratio Rule”), we are providing information about the relationship of the total annual compensation of Mr. Shugar, our CEO, to the total annual compensation of our median employee. The Company believes that the pay ratio included below is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.
As of March 31, 2026, our last completed fiscal year:
•We have estimated that the total annual compensation of our median employee (other than our CEO) was $68,491; and
•The total annual compensation of our CEO, as reported in the Summary Compensation Table, was $22,204,244.
Based on this information, for FY26, the ratio of the total annual compensation for Mr. Shugar, our CEO, to the total annual compensation of our median employee was 324 to 1.
Methodology for Identifying Our Median Employee
Employee Population
To identify the median of the annual total compensation of all of our employees (other than our CEO), we first identified our total employee population from which we determined our median employee. We determined that, as of March 31, 2026, our employee population consisted of approximately 1,993 full-time employees (of which approximately 48% were located in the United States and 52% were located in India and other international offices).
Determining our Median Employee
To identify our median employee from our employee population, we compared the amount of base salary of our employees as reflected in our employee records and converted to U.S. Dollars. In making this determination, we utilized the annualized compensation of our full-time employees, including those who were hired in FY26 (but did not work for us for the entire fiscal year) and permanent part-time employees (reflecting what they would have earned if they had worked the entire year at their part-time schedule). We identified our median employee using this compensation measure, which was consistently applied to all our employees included in the calculation.
Determination of Annual Total Compensation of our Median Employee and our CEO
Once we identified our median employee, we then calculated such employee’s annual total compensation for FY26 by using the same methodology we used for purposes of determining the annual total compensation of our NEOs for FY26 as set forth in the Summary Compensation Table on page 54.
Our CEO’s annual total compensation for FY26 for purposes of the Pay Ratio Rule is equal to the amount reported in the “Total” column in the Summary Compensation Table.
Please note that SEC rules for identifying the median employee and calculating the pay ratio allow companies to apply various methodologies and apply various assumptions and, as result, the pay ratio reported by us may not be comparable to the pay ratio reported by other companies.

Nextpower Inc.	69	2026 Proxy Statement

Director Compensation Program
Directors who are not our employees, and who are not employees or partners of TPG (together, the “Compensated Directors”) are eligible to receive compensation for their service on our Board consisting of annual cash retainers. The non-employee directors who are employees of Nextpower, or employees or partners of TPG, will not receive compensation for their service as directors. On August 19, 2025, the Board, upon consultation with Meridian, the Company’s compensation consultant, approved changes (both increases and decreases) to the Board of Director retainers to align pay components with the Company’s peer median. The table below reflects the annual retainers Compensated Directors received or will receive for their service on our Board before and after August 19, 2025. The retainers are paid in four equal quarterly installments and prorated for any partial year of service on our Board:

Position	Retainer (prior to August 19, 2025) ($)	Retainer (effective August 19, 2025) ($)

Chairperson	115,000	135,000
Board Member	65,000	70,000
Audit Committee:
Chairperson	25,000	30,000
Committee Member	12,500	15,000
Compensation and People Committee:
Chairperson	25,000	20,000
Committee Member	12,500	10,000
Nominating, Governance and Public Responsibility Committee:
Chairperson	10,000	15,000
Committee Member	5,000	7,500
Our Compensated Directors will receive (at the discretion of our Board) an annual grant of RSUs with an aggregate grant date value of $250,000 (with an additional grant of RSUs having an aggregate grant date value of $65,000 made to the chairperson of our Board), subject to the terms of the LTIP and the award agreement pursuant to which such award is granted. These RSUs will be granted on the business day immediately following each annual meeting of our stockholders. These RSUs vest on the one-year anniversary of the date of grant (or, if earlier, on the business day immediately preceding the next annual meeting of our stockholders), subject to continued service.
The grants described above will be prorated for Compensated Directors with respect to their service that commences prior to the expected date of our annual meeting of stockholders.
Our directors will be reimbursed for reasonable out-of-pocket costs and expenses incurred in attending meetings of our Board or any committee thereof, as well as for any fees incurred in attending continuing education courses of up to $10,000 per director in any fiscal year. Our directors are entitled to the protection provided by the indemnification provisions in our Second Amended and Restated Certificate of Incorporation. We have also entered into customary indemnification agreements with each of our directors. Our Board may revise the compensation arrangements for our directors from time to time.
In connection with their services during FY26, each of Julie Blunden, Jeffrey Guldner, Monica Karuturi, Mark Menezes, Willy Shih, Brandi Thomas and William Watkins received awards of RSUs. Each of Ms. Blunden, Mr. Guldner, Ms. Karuturi, Mr. Menezes, Mr. Shih and Ms. Thomas received a grant of 3,692 shares of the Company’s Class A Common Stock on August 19, 2025. Mr. Watkins, as chairman of the Board, received a grant of 4,652 shares of the Company’s Class A common stock on August 19, 2025. In addition, Ms. Karuturi and Mr. Menezes each received a grant of 419 shares of the Company’s Class A common stock on June 17, 2025, which amount is a prorated grant for such director’s service from such director’s appointment date through the date of the 2025 Annual Meeting. These RSUs each vest on the business day immediately preceding our annual meeting of stockholders, subject to continued service.

Nextpower Inc.	70	2026 Proxy Statement

TABLE OF CONTENTS	DIRECTOR COMPENSATION PROGRAM
Director Stock Ownership Guidelines
We have adopted robust stock ownership guidelines for our directors and executive officers in order to further align our directors’ and executive officers’ interests with those of our stockholders. Within five years of becoming subject to the guidelines, our non-employee directors are expected to hold Nextpower stock valued at not less than five times their total annual cash retainer for Board and committee service. Stock ownership for purposes of the stock ownership guidelines include the following: (i) shares of stock owned directly, (ii) unvested restricted stock and unvested RSUs that are stock-settled and only subject to time-based vesting, (iii) shares held in retirement and savings accounts and (iv) deferred shares. Stock ownership will not include shares underlying unvested stock options (whether vested or unvested) and unearned performance shares or unearned PSUs.
Director Summary Compensation in FY26
The following table sets forth the FY26 compensation for our Compensated Directors.

Name(1)	Fees Earned or Paid in Cash(2) ($)	Stock Awards(3) ($)	All Other Compensation ($)	Total ($)

Julie Blunden	93,750	250,000	0	343,750
Jeffrey Guldner	75,625	250,000	0	325,625
Monica Karuturi(1)	62,227	275,479	0	337,706
Mark Menezes(1)	60,136	275,479	0	335,615
Willy Shih	100,625	250,000	0	350,625
Brandi Thomas	111,875	250,000	0	361,875
William (Bill) Watkins	150,625	315,000	0	465,625
(1)Ms. Karuturi and Mr. Menezes joined our Board on June 17, 2025 and each such director’s initial RSU award was pro-rated through the date of the 2025 Annual Meeting.
(2)This column represents the amount of cash compensation earned in FY26 for service on our Board and committees. Such amounts were prorated for Ms. Karuturi and Mr. Menezes based on their respective start dates.
(3)This column represents the grant date fair value of RSU awards granted in FY26 in accordance with FASB ASC Topic 718. The grant date fair value of RSU awards reflects the grant date fair value as determined on the date of grant, the grant date of such awards, in accordance with FASB ASC Topic 718. For additional information regarding the assumptions made in calculating the amounts reflected in this column in respect of the RSU awards, see Note 7 in the notes to our consolidated financial statements, “Stock-based compensation,” included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2026. As of March 31, 2026, the number of non-employee director unvested RSUs held by each of Ms. Blunden, Mr. Guldner, Ms. Karuturi, Mr. Menezes, Mr. Shih, Ms. Thomas was 3,692 shares. As of March 31, 2026, the number of non-employee director unvested RSUs held by Mr. Watkins was 4,652 shares. The unvested RSUs will vest in full on the business day immediately preceding the Annual Meeting (August 17, 2026).

Nextpower Inc.	71	2026 Proxy Statement

Security Ownership of Certain Beneficial Owners and Management
The following table sets forth certain information known to us regarding the beneficial ownership of our Class A common stock as of June 5, 2026 by:
•each person or group who is known by us to beneficially own 5% or more of our outstanding shares of our Class A common stock (including any securities convertible or exchangeable within 60 days into Class A common stock, as applicable);
•each of our current NEOs and directors individually; and
•all of our current executive officers and directors as a group.
We have determined beneficial ownership in accordance with the rules of the SEC. Under such rules, beneficial ownership includes any shares over which the person or entity has sole or shared voting power or investment power as well as any shares that the person or entity has the right to acquire within 60 days of June 5, 2026, through the exercise or vesting of any option, warrant or other right. In computing the percentage beneficial ownership of a person, Class A common stock not outstanding and subject to options, warrants or other rights held by that person that are currently exercisable or vesting or exercisable or vesting within 60 days of June 5, 2026 are deemed outstanding for purposes of calculating the percentage ownership of that person, but are not deemed outstanding for computing the percentage ownership of any other person. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that each person or entity named in the table below has sole voting and investment power with respect to all shares of Class A common stock that he, she or it beneficially owns, subject to applicable community property laws. As of June 5, 2026, there were no holders of our Class B common stock.

	Class A common stock beneficially owned (on a fully exchanged and converted basis)

Name and address of beneficial owner	Number of Shares Beneficially Owned (#)	Percentage of Shares Beneficially Owned (%)

BlackRock, Inc. (1)	20,403,744	13.48
FMR LLC (2)	20,240,838	13.37
Directors and Named Executive Officers
Daniel Shugar (3)	627,532	*
Howard Wenger (4)	272,496	*
Bruce Ledesma (5)	160,049	*
Nicholas (Marco) Miller (6)	76,903	*
Charles Boynton	56,440	*
Willy Shih (7)	46,264	*
Brandi Thomas (7)	8,895	*
William Watkins (8)	7,125	*
Julie Blunden (7)	6,012	*
Jeffrey Guldner (7)	4,169	*
Monica Karuturi (7)	419	*
Mark Menezes (7)	419	*
Steven Mandel	—	—
All directors and executive officers as a group (13 persons) (9)	1,266,723	*
*Indicates beneficial ownership of less than 1% of the outstanding shares of our Class A common stock.

Nextpower Inc.	72	2026 Proxy Statement

TABLE OF CONTENTS	SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
(1)Based on information reported by BlackRock, Inc. on Schedule 13G/A filed with the SEC on April 25, 2025. Of the shares of Class A common stock beneficially owned, BlackRock, Inc. reported that, as of April 25, 2025, it had sole voting power with respect to 20,202,197 shares, sole dispositive power with respect to 20,403,744 shares, shared voting power with respect to no shares and shared dispositive power with respect to no shares. BlackRock, Inc. listed its address as 50 Hudson Yards, New York, NY 10001.
(2)Based on information reported by FMR LLC on Schedule 13G/A filed with the SEC on May 6, 2026. Of the shares of Class A common stock beneficially owned, FMR LLC reported that, as of May 6, 2026, it had sole voting power with respect to 20,196,318 shares, sole dispositive power with respect to 20,240,838 shares, shared voting power with respect to no shares and shared dispositive power with respect to no shares. FMR LLC listed its address as 245 Summer Street, Boston, MA 02210.
(3)Includes (i) 153,521 shares of Class A common stock underlying stock options held by Mr. Shugar that are exercisable within 60 days of June 5, 2026; (ii) 57,165 shares of Class A common stock underlying RSUs held by Mr. Shugar that are releasable within 60 days of June 5, 2026; and (iii) 18,104 shares of Class A common stock held of record by Mr. Shugar and his wife, as trustees of the Kathleen and Daniel Shugar Family Trust, dated May 10, 2007. Mr. Shugar has shared voting power and shared dispositive power with respect to the shares held of record by Mr. Shugar and his wife, as trustees of the Kathleen and Daniel Shugar Family Trust, dated May 10, 2007.
(4)Includes (i) 81,878 shares of Class A common stock underlying stock options held by Mr. Wenger that are exercisable within 60 days of June 5, 2026; and (ii) 30,488 shares of Class A common stock underlying RSUs held by Mr. Wenger that are releasable within 60 days of June 5, 2026.
(5)Includes (i) 54,585 shares of Class A common stock underlying stock options held by Mr. Ledesma that are exercisable within 60 days of June 5, 2026; and (ii) 20,326 shares of Class A common stock underlying RSUs held by Mr. Ledesma that are releasable within 60 days of June 5, 2026.
(6)Includes (i) 40,939 shares of Class A common stock underlying stock options held by Mr. Miller that are exercisable within 60 days of June 5, 2026; and (ii) 15,244 shares of Class A common stock underlying RSUs held by Mr. Miller that are releasable within 60 days of June 5, 2026.
(7)Does not include 3,692 shares underlying RSUs that vest on the business day immediately preceding the date of the Annual Meeting.
(8)Does not include 4,652 shares underlying RSUs that vest on the business day immediately preceding the date of the Annual Meeting.
(9)Includes (i) 330,923 shares of Class A common stock underlying stock options held by directors and officers as a group that are exercisable within 60 days of June 5, 2026; and (ii) 123,223 shares of Class A common stock underlying RSUs held by directors and officers as a group that are releasable within 60 days of June 5, 2026.
Delinquent Section 16(a) Reports
Section 16 of the Exchange Act of 1934 requires Nextpower’s directors, executive officers and any persons who own more than 10% of Nextpower’s Class A common stock to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock. Such persons are required by SEC regulations to furnish Nextpower with copies of all Section 16(a) forms that they file.
To our knowledge, based solely on a review of such reports filed with the SEC and written representations that no other reports were required, during the fiscal year ended March 31, 2026 we believe that our directors, officers and persons who beneficially own more than 10% of Nextpower’s Class A common stock timely filed all reports required under Section 16(a).

Nextpower Inc.	73	2026 Proxy Statement

Certain Relationships and Related Party Transactions
We describe below transactions and series of similar transactions, since the beginning of our last fiscal year or currently proposed, to which we were a party or will be a party, in which:
•the amounts involved exceed $120,000; and
•any of our directors, executive officers or beneficial holders of more than 5% of any class of our capital stock had or will have a direct or indirect material interest.
Other than as described below, there have not been, nor are there any currently proposed, transactions or series of similar transactions meeting these criteria to which we have been or will be a party other than compensation arrangements, which are described where required under the section titled “Compensation Discussion and Analysis.” The following discussion reflects our relationships and related party transactions; some of these transactions were entered into prior to adoption of our related party transaction policy, and as such, were not subject to the approval and review procedures set forth in the current policy but were nonetheless subject to the approval and review procedures in effect at the applicable times.
Executive Officer and Director Compensation Arrangements
See the section titled “Compensation Discussion and Analysis” for information regarding compensation arrangements with our executive officers and directors, which include, among other things, employment, termination of employment and change in control arrangements, stock awards, stock options and certain other benefits.
Director and Executive Officer Indemnification
Our Second Amended and Restated Certificate of Incorporation provides for indemnification for directors and certain officers to the fullest extent permitted by law. We previously entered into indemnification agreements with each director and executive officer and certain other officers. Such agreements provide, among other things, our officers and directors with contractual rights to indemnification, expense advancement and reimbursement, to the fullest extent permitted by law, including to the extent they serve at our request as directors, officers, employees or other agents at another corporation or enterprise, as the case may be, to the fullest extent permitted by law.
Policies and Procedures for Related Party Transactions
Our Board has adopted a written related person transaction policy that sets forth the following policies and procedures for the review and approval or ratification of related person transactions. A “related person transaction” is a transaction, arrangement or relationship in which we or any of our subsidiaries was, is or will be a participant, the amount of which involved exceeds $120,000, and in which any related person had, has or will have a direct or indirect material interest. A “related person” means:
•any person who is or was since the beginning of the last fiscal year for which the Company has filed an Annual Report on Form 10-K and proxy statement an executive officer or director of the Company or a nominee for director of the Company;
•a beneficial owner of 5% or more of any class of voting securities of the Company; or
•any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law or any person (other than a tenant or employee) sharing the household of such director, executive officer or beneficial owner of more than 5% of our voting stock.
We have policies and procedures designed to minimize potential conflicts of interest arising from any dealings we may have with our affiliates and to provide appropriate procedures for the disclosure of any actual or potential conflicts of interest that may exist from time to time. Specifically, pursuant to our Audit Committee charter, our Audit Committee has the responsibility to review related person transactions.

Nextpower Inc.	74	2026 Proxy Statement

Householding of Proxy Materials; Availability of Annual Report
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Proxy Availability Notice or other proxy materials with respect to two or more stockholders sharing the same address by delivering a single Proxy Availability Notice or other proxy materials addressed to those stockholders. This process, which is commonly referred to as householding, potentially provides extra convenience for stockholders and cost savings for companies. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards.
This year, a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A Proxy Availability Notice or proxy materials will be delivered in one single envelope to multiple stockholders sharing an address unless contrary instructions have been received from one or more of the affected stockholders. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Proxy Availability Notice or proxy materials, please notify your broker, bank or other institution where you hold your shares. Stockholders who currently receive multiple copies of the Proxy Availability Notice or proxy materials at their address and would like to request householding of their communications should contact their broker, bank or other institution where they hold their shares. In addition, we will promptly deliver, upon written or oral request to our Investor Relations at 6200 Paseo Padre Parkway, Fremont, California 94555, by email: investor@nextpower.com, or by telephone: (510) 270-2500, a separate copy of the Proxy Availability Notice or proxy materials to a stockholder at a shared address to which a single copy of the documents was delivered.
A copy of our Annual Report on Form 10-K for the fiscal year ended March 31, 2026 is available without charge upon written request to Investor Relations, Nextpower Inc., 6200 Paseo Padre Parkway, Fremont, California 94555 or by accessing a copy on our website at https://investors.nextpower.com/financials/sec-filings/default.aspx in the Investors section under “SEC Filings.” Information on or accessible through our website is not incorporated by reference in this Proxy Statement.

Nextpower Inc.	75	2026 Proxy Statement

Other Matters
The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, your proxy holder (one of the individuals named on your proxy card) will vote the shares for which you grant your proxy on those matters in accordance with their best judgment.

Nextpower Inc.	76	2026 Proxy Statement

Appendix A:
Non-GAAP Financial Measures
This Proxy Statement includes the following non-GAAP financial measures, which should be viewed as an addition to, and not a substitute for or superior to, financial measures calculated in accordance with GAAP.
Measures
This Proxy Statement contains information regarding financial measures that are not calculated in accordance with GAAP, including adjusted EBITDA, adjusted free cash flow and adjusted diluted EPS. We believe that these non-GAAP financial measures are appropriate to enhance an overall understanding of our FY26 performance in relation to the principal elements of our annual executive compensation program considered by the C&P Committee, as described in the “Compensation Discussion and Analysis” section of this Proxy Statement.
We define adjusted EBITDA as net income (loss) plus (i) interest, net, (ii) debt extinguishment costs, (iii) provision for income taxes, (iv) depreciation expense, (v) intangible amortization, (vi) stock-based compensation expense, (vii) nonrecurring integration activities related to acquisitions and (viii) other discrete events as applicable. For FY24, we also omit the benefits from the recognition of the Advanced Manufacturing Tax Credits that reduced cost of sales (as further described in Note 2 in the notes to the consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2024) from adjusted EBITDA. We define adjusted free cash flow as net cash provided by (used in) operating activities less cash used for purchases of property and equipment plus proceeds from the disposition of property and equipment. We define adjusted diluted EPS as adjusted net income divided by diluted weighted average common stock outstanding. We define adjusted operating income as operating income plus stock-based compensation expense, intangible amortization and non-recurring integration activities related to acquisitions.
However, non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool, and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP.
Among other limitations, adjusted EBITDA, adjusted free cash flow, adjusted diluted EPS and adjusted operating income do not reflect our cash expenditures or future capital expenditures or contractual commitments (including under the Tax Receivable Agreement), do not reflect the impact of certain cash or non-cash charges resulting from matters we consider not to be indicative of our ongoing operations and do not reflect the associated income tax expense or benefit related to those charges. In addition, other companies in our industry may calculate adjusted EBITDA, adjusted free cash flow, adjusted diluted EPS and adjusted operating income differently from us, which further limits their usefulness as comparative measures.
We compensate for these limitations by relying primarily on our GAAP results and using non-GAAP financial measures on a supplemental basis. You should review the reconciliation to the most directly comparable GAAP measure of adjusted EBITDA, adjusted free cash flow, adjusted diluted EPS and adjusted operating income below and not rely on any single financial measure to evaluate our business.

Nextpower Inc.	A-1	2026 Proxy Statement

APPENDIX A	TABLE OF CONTENTS
The following tables provide a reconciliation of adjusted EBITDA to net income, adjusted free cash flow to net cash provided by operating activities, adjusted diluted EPS to GAAP EPS and adjusted operating income to operating income for each period presented. The non-GAAP measures presented in these tables are inclusive of redeemable non-controlling interests and non-controlling interests for fiscal years 2025 and 2024.

	Fiscal year ended March 31,

	2026	2025	2024
	($ in thousands)

Reconciliation of GAAP to Non-GAAP Financial Measures:
GAAP Net Income	585,883	517,246	496,215
Interest, net	(29,526)	(9,246)	2,124
Debt extinguishment costs (1)	5,121	—	—
Provision for income taxes	127,943	130,770	111,782
Depreciation expense	18,635	7,884	4,088
Intangible amortization	11,967	5,523	275
Stock-based compensation expense	120,298	118,880	56,783
Acquisition related costs (2)	10,330	5,338	—
Advanced manufacturing tax credit vendor rebate (3)	—	—	(121,405)
Other tax related loss (income), net	1,254	101	(28,397)
Other (4)	1,817	—	—
Adjusted EBITDA	853,722	776,496	521,465

	Fiscal year ended March 31,

	2026	2025	2024
	($ in thousands)

Reconciliation of GAAP Operating Income to Adjusted Operating Income
GAAP Operating Income	697,266	639,112	587,118
Stock-based compensation expense	120,298	118,880	56,783
Intangible amortization	11,967	5,523	275
Acquisition related costs (2)	10,330	5,338	—
Advanced manufacturing tax credit vendor rebate (3)	—	—	(121,405)
Adjusted Operating Income	839,861	768,853	522,771

Fiscal year ended March 31,

2026
($ in thousands)

Net Cash Provided by Operating Activities	562,911
Purchase of property and equipment	(49,277)
Proceeds from disposition of property and equipment	—
Adjusted Free Cash Flow	513,634

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TABLE OF CONTENTS	APPENDIX A

	Fiscal year ended March 31,

	2026	2025
	($)	($)

Diluted Earnings Per Share
GAAP	3.84	3.47
Earnings per share attributable to Non-GAAP adjustments	0.66	0.75
Adjusted Diluted Earnings Per Share	4.50	4.22
(1)Debt extinguishment costs consist of nonrecurring costs for the termination of our prior credit agreement related to the revolver credit facilities originally entered into on February 13, 2023.
(2)Represents transaction and integration costs incurred in relation to our acquisitions. We do not believe that the acquisition transaction costs are normal operating expenses indicative of our core operating performance, nor were these charges taken into account as factors in evaluating management’s performance when determining incentive compensation or to evaluate the effectiveness of our business strategies.
(3)Vendor credits as defined under the section “Inflation Reduction Act of 2022 Vendor Rebates” in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2025. We believe that the assessment of our operations excluding the benefit from the vendor credits provides a more consistent comparison of our performance given the cumulative nature of the amount recorded in the fiscal year. These vendor rebates were not taken into account as factors in evaluating management’s performance when determining incentive compensation or to evaluate the effectiveness of our business strategies. However, starting in fiscal year 2025, vendor rebates are taken into account to evaluate management’s performance.
(4)Includes an immaterial amount of non-cash equity in loss for the Nextpower Arabia joint venture which is accounted for under the equity method investment accounting.

Nextpower Inc.	A-3	2026 Proxy Statement

Appendix B: Proposed Amendment to Second Amended & Restated Certificate of Incorporation
The Second Amended and Restated Certificate of Incorporation would be amended to read in its entirety as follows:

~~SECOND~~THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF ~~NEXTRACKER~~ NEXTPOWER INC.

~~Nextracker~~Nextpower Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:

1. The name of the Corporation is ~~Nextracker Inc. and the name shall be changed to~~ Nextpower Inc. and was formerly incorporated under the name Nextracker Inc. The original Certificate of Incorporation of the Corporation was filed with the Office of the Secretary of State of the State of Delaware on December 19, 2022.

2. The Amended and Restated Certificate of Incorporation of the Corporation was filed with the Office of the Secretary of State of the State of Delaware on February 8, 2023 ~~(the “Amended and Restated Certificate of Incorporation”)~~.

3. The Second Amended and Restated Certificate of the Corporation was filed with the Office of the Secretary of State of the State of Delaware on November 12, 2025 (the “Second Amended and Restated Certificate of Incorporation”).

4. The Corporation is filing this ~~Second~~Third Amended and Restated Certificate of Incorporation of the Corporation (as the same may be further amended and/or restated, (including, for the avoidance of doubt, any Preferred Stock Certificate of Designation (as defined below), this “Certificate of Incorporation”), which restates and further amends the Second Amended and Restated Certificate of Incorporation and has been duly adopted by all necessary action of the board of directors of the Corporation (the “Board”) and stockholders of the Corporation, pursuant to ~~Sections~~Section 242 and Section 245 of the General Corporation Law of the State of Delaware, as the same now exists or may hereafter be amended and/or supplemented from time to time (the “DGCL”).

5. This Certificate of Incorporation shall be effective on the date of filing with the Office of the Secretary of State of the State of Delaware.

6. The text of the Second Amended and Restated Certificate of Incorporation is hereby amended and restated in its entirety to read as follows:

ARTICLE I

The name of the corporation (hereinafter the “Corporation”) is Nextpower Inc.

ARTICLE II

The address of the Corporation’s registered office in the State of Delaware is 1209 Orange Street, New Castle County, Wilmington, Delaware 19801. The name of the Corporation’s registered agent at such address is The Corporation Trust Company.

ARTICLE III

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware, as the same now exists or may hereafter be amended and/or supplemented from time to time (the “DGCL”).

ARTICLE IV
Section 4.01 Authorized Capital Stock. The total number of shares of all classes of capital stock that the Corporation is authorized to issue is ~~1,450,000,000 (one billion, four~~950,000,000 (nine hundred fifty million) shares of which 900,000,000

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APPENDIX B	TABLE OF CONTENTS
~~1,400,000,000~~ shall be a single class of common stock, par value $0.0001 per share (the “Common Stock”), and 50,000,000 shares shall be a single class of preferred stock, par value $0.0001 per share (the “Preferred Stock”).

~~The class of Common Stock shall be subdivided into two series comprised of 900,000,000 shares designated as Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), and 500,000,000 shares designated as Class B common stock, par value $0.0001 per share (the “Class B Common Stock”). For the avoidance of doubt, the Class A Common Stock and the Class B Common Stock are separate series within the single class of Common Stock.~~ Subject to the rights of the holders of any series of Preferred Stock then outstanding, the number of authorized shares of Common Stock~~, Class A Common Stock, Class B Common Stock~~ and Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the ~~affirmative vote of the~~ holders of ~~a majority in voting power of the stock of~~ Common Stock and Preferred Stock of the Corporation entitled to vote thereon, voting together as a single class, irrespective of the provisions of Section 242(b)(2) of the DGCL or any successor provision thereof, and no vote of the holders of any of the ~~Class A Common Stock, Class B Common Stock,~~ Common Stock or Preferred Stock voting separately as a class or series shall be required therefor.

Section 4.02 Common Stock. The terms of the Common Stock set forth below shall be subject to the express terms of any series of Preferred Stock then outstanding.

(a) Voting Rights. Except as otherwise required by applicable law or this certificate of incorporation (as amended and/or restated from time to time, including, for the avoidance of doubt, any Preferred Stock Certificate of Designation (as defined below), collectively, the “Certificate of Incorporation~~,~~”), the holders of ~~Class A Common Stock, as such, shall be entitled to one vote per share on all matters submitted to a vote of the Corporation’s stockholders generally. Except as otherwise required by applicable law or this Certificate of Incorporation, the holders of Class B~~ Common Stock, as such, shall be entitled to one vote per share on all matters submitted to a vote of the Corporation’s stockholders generally. Except as otherwise required by applicable law or this Certificate of Incorporation, the holders of shares of ~~Class A Common Stock and Class B~~ Common Stock shall vote together as a single class (or, if any holders of shares of Preferred Stock are entitled to vote together with the holders of ~~Class A Common Stock and Class B~~ Common Stock, as a single class with such holders of Preferred Stock) on all matters submitted to a vote of stockholders of the Corporation.

(b) Dividends. Subject to applicable law and the rights, if any, of the holders of any outstanding series of Preferred Stock or any class or series of stock having a preference over or the right to participate with the Common Stock with respect to the payment of dividends or distributions, the holders of ~~Class A~~ Common Stock shall be entitled to receive, as, if and when declared by the Board of Directors of the Corporation (the “Board”) out of the funds of the Corporation legally available therefor, such dividends (payable in cash, shares of stock of the Corporation, property or assets of the Corporation or otherwise) as the Board may from time to time in its sole discretion determine. ~~Dividends shall not be declared or paid on the Class B Common Stock and the holders of shares of Class B Common Stock shall have no right to receive dividends in respect of such shares of Class B Common Stock.~~

(c) Liquidation. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after the payment or provision for the payment of any debts and other liabilities of the Corporation, and subject to the rights, if any, of the holders of any outstanding series of Preferred Stock or other class or series of stock having a preference over or the right to participate with the Common Stock with respect to the distribution of assets upon any such liquidation, dissolution or winding up, the remaining assets of the Corporation available for distribution to stockholders shall be distributed among and paid to the holders of ~~Class A~~ Common Stock ratably in proportion to the number of shares of Class A Common Stock held by them respectively. ~~Holders of outstanding shares of Class B Common Stock shall have no right to receive a distribution upon liquidation, dissolution or winding up of the Corporation.~~

~~(d) Common Stock. The Corporation shall undertake all actions, including without limitation, an issuance, reclassification, distribution, division or recapitalization, with respect to the Common Units (as defined below) and the Class A Common Stock or Class B Common Stock, as applicable, to at all times maintain (a) a one-to-one ratio between the number of shares of Class A Common Stock outstanding and the number of Common Units owned by the Corporation (directly or indirectly) and (b) a one-to-one ratio between the number of shares of Class B Common Stock issued by the Corporation at any time to, or otherwise held of record by, any Permitted Class B Owner (as defined below) and the aggregate number of Common Units held of record by such Permitted Class B Owner in accordance with the terms of the LLC Agreement (as defined below). This ratio requirement disregards (x) Unvested Corporate Shares (as defined in the LLC Agreement) issued by the Corporation, (y) treasury stock and (z) preferred stock or other debt or equity securities (including warrants, options or rights) issued by the Corporation that are convertible into or exercisable or exchangeable for shares of Class A Common Stock or Class B Common Stock (except to the extent the net proceeds from such other securities, including any exercise or purchase price payable upon conversion, exercise or exchange thereof, has been contributed by the Corporation to the equity capital of the LLC (as defined below)). In the event the Corporation issues, transfers or delivers from treasury stock or repurchases Class A Common Stock in a transaction not contemplated by the LLC Agreement, the Corporation shall take all actions such that, after giving effect to all such issuances, transfers, deliveries or repurchases, the number of outstanding Common Units owned, directly or indirectly, by the Corporation will equal on a one-for-one basis the number of outstanding shares of Class A Common Stock. As used in this Certificate of Incorporation, “Common Unit” means a membership interest in Nextracker LLC, a Delaware limited liability company (the “LLC”), authorized and issued under the Third Amended and Restated Limited Liability Company Agreement of the LLC, dated on or around February 13, 2023, as such agreement may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time (the “LLC Agreement”), and constituting a “Common Unit” as defined in such LLC Agreement.~~

Nextpower Inc.	B-2	2026 Proxy Statement

TABLE OF CONTENTS	APPENDIX B
~~(e) Class B Common Stock. The shares of Class B Common Stock shall be issued only to, and shall be held only by, Yuma, Inc., a Delaware corporation (“Yuma”), Yuma Subsidiary, Inc., a Delaware corporation (“Yuma Sub”), TPG Rise Flash, L.P., a Delaware limited partnership (“TPG”), and their respective Permitted Transferees (as defined in the Exchange Agreement dated on or around February 13, 2023, by and among the LLC, the Corporation and the other parties thereto, as such agreement may be amended, supplemented, restated or otherwise modified from time to time) (including all successors by way of merger or consolidation) (Yuma, Yuma Sub, TPG and such other persons, the “Permitted Class B Owners”). Any purported sale, transfer, pledge or other disposition (hereinafter a “transfer”) of the shares of Class B Common Stock to any person, other than a Permitted Class B Owner shall be null and void and of no force and effect. Upon any purported transfer of the shares of Class B Common Stock by the holder thereof other than as expressly permitted above, and without any further action by the Corporation, such holder or any other person or entity, such shares of Class B Common Stock shall, to the extent of funds legally available therefor and subject to the other provisions of this Certificate of Incorporation, be automatically redeemed by the Corporation, and thereupon such shares shall no longer be deemed outstanding, and neither such holder nor any purported transferee thereof shall have in respect thereof any of the voting powers or other rights or powers ascribed to the shares of Class B Common Stock hereunder, but rather such holder thereafter shall only be entitled to receive the amount payable upon redemption in accordance with this Section 4.02(e). The redemption price to be paid in connection with any redemption shall be $0.0001 per share of Class B Common Stock. Upon any such redemption, all rights of the holder of Class B Common Stock as such, except the right to receive the redemption price of such shares upon the surrender of the certificates, if any, formerly representing the same, shall cease and terminate and such share shall not thereafter be deemed to be outstanding for any purpose whatsoever. The certificates, if any, representing the shares of Class B Common Stock shall be legended to reflect the restrictions on transfer and automatic redemption provided for herein.~~

Section 4.03 Preferred Stock. The Board is authorized, by resolution or resolutions, to provide, out of the authorized but unissued shares of Preferred Stock, for the issuance from time to time of shares of Preferred Stock in one or more series and, by filing a certificate of designation (a “Preferred Stock Certificate of Designation”) pursuant to the applicable provisions of the DGCL, to establish from time to time the number of shares to be included in each such series, with such powers (including voting powers, if any), designations, preferences, participating, optional or other rights, if any, and qualifications, limitations or restrictions thereof, if any, as are stated and expressed in the resolution or resolutions providing for the issuance thereof adopted by the Board, including, but not limited to, determination of any of the following:

(a) the distinctive designation of the series, whether by number, letter or title, and the number of shares which will constitute the series;

(b) the dividend rate, if any, and the times of payment of dividends, if any, on the shares of the series, whether such dividends will be cumulative and, if so, from what date or dates, and the relation which such dividends, if any, shall bear to the dividends payable on any other class or classes or series of stock;

(c) the price or prices at which, and the terms and conditions on which, the shares of the series may be redeemed at the option of the Corporation or the holder thereof or upon the happening of a specified event;

(d) whether or not the shares of the series will be entitled to the benefit of a retirement or sinking fund to be applied to the purchase or redemption of such shares and, if so entitled, the amount of such fund and the terms and provisions relative to the operation thereof;

(e) the amounts payable on, and the preferences, if any, of the shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation or upon the happening of any other specified event;

(f) whether or not the shares of the series will be convertible into, or exchangeable for, at the option of either the holder or the Corporation or upon the happening of a specified event, shares of any other class or classes or series of stock of the Corporation and, if so convertible or exchangeable, the conversion price or prices, or the rates of exchange, and any adjustments thereof, at which such conversion or exchange may be made, and any other terms and conditions of such conversion or exchange;

(g) whether or not the shares of the series will have priority over or be on a parity with or be junior to the shares of any other class or classes or series of stock of the Corporation in any respect, or will be entitled to the benefit of limitations restricting the issuance of shares of any other class or classes or series of stock of the Corporation, restricting the payment of dividends on or the making of other distributions in respect of shares of any other class or classes or series of stock of the Corporation ranking junior to the shares of the series as to dividends or distributions, or restricting the purchase or redemption of the shares of any such junior class or classes or series of stock of the Corporation, and the terms of any such restriction;

(h) whether or not the shares of the series will have voting rights or powers and, if so, the terms of such voting rights and powers; and

(i) any other powers, preferences and rights, and qualifications, limitations and restrictions of the series.

Except as otherwise required by law, holders of any series of Preferred Stock shall be entitled to only such voting rights and powers, if any, as shall expressly be granted thereto by this Certificate of ~~lncorporation~~Incorporation. Except as otherwise expressly provided in this Certificate of Incorporation, no vote of the holders of shares of Preferred Stock or Common Stock shall be a prerequisite to the issuance of any shares of any series of the Preferred Stock so authorized in accordance with this

Nextpower Inc.	B-3	2026 Proxy Statement

APPENDIX B	TABLE OF CONTENTS
Certificate of ~~lncorporation~~Incorporation. Except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately as a class or together with the holders of one or more other such series as a separate class, to vote thereon pursuant to this Certificate of ~~incorporation~~Incorporation or pursuant to the DGCL. Unless otherwise provided by this Certificate of ~~incorporation~~Incorporation, the Board may, by resolution or resolutions, increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series of Preferred Stock established by a Preferred Stock Certificate of Designation pursuant to this Article IV and the DGCL and, if the number of shares of such series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

~~ARTICLE V~~

~~The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock at least as many shares equal to the number of Common Units held by the holders of Common Units and shares of Class B Common Stock held by Permitted Class B Owners (other than the Corporation and any direct or indirect majority-owned subsidiary of the Corporation) under the LLC Agreement.~~

ARTICLE V

Section ~~6.01~~5.01 General Powers. Except as otherwise provided by applicable law or this Certificate of Incorporation, the business and affairs of the Corporation shall be managed by or under the direction of the Board.

Section ~~6.02~~5.02 Number of Directors. ~~Except as otherwise provided for or fixed pursuant to Article IV and this Article VI (relating~~Subject to the rights of the holders of any series of Preferred Stock to elect additional directors~~), and subject to the terms of the Separation Agreement dated as of February 1, 2022, by and among the LLC, Flex (as defined below) and for certain limited purposes, Flextronics International USA, Inc., a California corporation (as the same may be amended, supplemented, restated or otherwise modified from time to time, the “Separation Agreement”)~~, the total number of directors shall be as determined from time to time exclusively by the Board; provided, that in no event shall the total number of directors be fewer than three (3) nor more than fifteen (15). Election of directors need not be by written ballot unless the amended and restated bylaws of the Corporation (as the same may be amended and/or restated from time to time bylaws (the “Bylaws”)) shall so require.

Section ~~6.03~~5.03 Classified Board: Term of Office. The directors (other than those directors elected by the holders of any series of Preferred Stock, voting separately as a series or together with one or more other such series, as the case may be) shall be divided into three classes designated Class I, Class II and Class III. Each class shall consist, as nearly as possible, of one-third of the total number of such directors. ~~Class I directors~~Each director shall ~~initially~~ serve for a term ~~expiring at the first annual meeting of stockholders following the date the Common Stock is first publicly traded (the “IPO Date”), Class II directors shall initially serve for a term expiring at the second annual meeting of stockholders following the IPO Date and Class III directors shall initially serve for a term expiring at~~ending on the date of the third annual meeting of stockholders next following the ~~IPO Date. At each succeeding~~ annual meeting~~, successors to the class of directors whose term expires at that annual meeting shall be elected for a term expiring at the third succeeding annual meeting of stockholders~~ at which such director was elected. If the number of such directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any such additional director of any class elected to fill a newly created directorship resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case shall a decrease in the number of directors remove or shorten the term of any incumbent director. Each director shall hold office until the annual meeting at which his or her term expires and until his or her successor shall be elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, removal or disqualification. The Board is authorized to assign members of the Board already in office to their respective class.

Section 5.04 Quorum. A majority of the total authorized number of directors shall constitute a quorum for the transaction of business by the Board.

~~Section 6.04 Quorum. Notwithstanding anything to the contrary set forth in this Certificate of Incorporation, the Bylaws or applicable law, but in addition to any requirements set forth in this Certificate of Incorporation, the Bylaws and applicable law, if Yuma, Yuma Sub, their respective Permitted Transferees and any successor by way of merger or consolidation owns, beneficially or of record, at least 10% of the combined voting power of the outstanding Common Stock of the Corporation and there is at least one member of the Board who is a Flex Designee (as defined in the Separation Agreement), a quorum for the transaction of business at any meeting of the Board shall include at least one Flex Designee unless each Flex Designee provides notice in writing or by electronic transmission to the Corporation waiving his or her right to be included in the quorum at such meeting.~~

~~Notwithstanding anything to the contrary set forth herein, but in addition to any other vote required by this Certificate of Incorporation, the Bylaws or applicable law, at any time that Yuma, Yuma Sub, their respective Permitted Transferees and any~~

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TABLE OF CONTENTS	APPENDIX B
~~successor by way of merger or consolidation owns, beneficially or of record, at least 10% of the combined voting power of the outstanding Common Stock of the Corporation, the Corporation shall not (directly or indirectly, by merger, consolidation or otherwise) amend, alter or repeal this Section 6.04, or adopt any provision inconsistent herewith, without the prior written consent of Flex~~.

Section ~~6.05~~5.05 Vacancies; Newly Created Directorships. Except as otherwise provided by this Certificate of Incorporation, ~~and subject to the terms of the Separation Agreement,~~ any vacancy resulting from the death, resignation, removal or disqualification of a director or other cause, or any newly created directorship in the Board, shall be filled only by an affirmative vote of a majority of the directors then in office, although less than a quorum, or by the sole remaining director, and, unless otherwise determined by the Board, shall not be filled by the stockholders of the Corporation; provided, that, for so long as Yuma, Yuma Sub, their ~~respective Permitted Transferees and any successor by way of merger or consolidation owns, beneficially or of record, at least 10% of the combined voting power of the outstanding Common Stock of the Corporation, any vacancy resulting from the death, resignation, removal, disqualification or other cause in respect of any Flex Designee, including the failure of any Flex Designee to be elected, shall be filled only by Flex~~. Except as otherwise provided by this Certificate of Incorporation, a director elected to fill a vacancy or newly created directorship shall hold office until the annual meeting of stockholders for the election of directors of the class to which he or she has been appointed and until his or her successor has been duly elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, removal or disqualification. ~~Except as otherwise provided by this Certificate of Incorporation, a director elected to fill a vacancy or newly created directorship shall hold office until the annual meeting of stockholders for the election of directors of the class to which he or she has been appointed and until his or her successor has been duly elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, removal or disqualification.~~

Section ~~6.06~~5.06 Removal of Directors. Except as otherwise provided by law~~, the Separation Agreement~~ or this Certificate of Incorporation, directors may be removed only for cause by the affirmative vote of the holders of a majority of the voting power of the outstanding shares of the stock of the Corporation entitled to vote thereon.

Section ~~6.07~~5.07 Voting Rights of Preferred Stock. Notwithstanding the foregoing, whenever the holders of any one or more series of Preferred Stock shall have the right, voting separately as a series or separately as a class with one or more such other series of Preferred Stock, to elect directors, the election, term of office, removal, filling of vacancies (including filling any newly created directorships) any and other features of such directorships shall be governed by the terms of the other provisions of this Certificate of Incorporation ~~(including~~ a~~ny Preferred Stock Certificate of Designation)~~. Notwithstanding anything herein to the contrary, during any period when the holders of any series of Preferred Stock have the right to elect additional directors, then upon commencement and for the duration of the period during which such right continues: (i) the then otherwise total authorized number of directors of the Corporation shall automatically be increased by such specified number of directors, and the holders of such Preferred Stock shall be entitled to elect the additional directors so provided for or fixed pursuant to such provisions, and (ii) each such additional director shall serve until such director’s successor shall have been duly elected and qualified, or until such director’s right to hold such office terminates pursuant to such provisions, whichever occurs earlier, subject to his or her earlier death, resignation, ~~retirement,~~ removal or disqualification. Except as otherwise provided by the Board in the ~~resolution or resolutions establishing such series~~Preferred Stock Certificate of Designation, whenever the holders of any series of Preferred Stock having such right to elect additional directors are divested of such right pursuant to the provisions of such stock, the terms of office of all such additional directors elected by the holders of such stock, or elected to fill any vacancies resulting from the death, resignation, ~~retirement,~~ removal or disqualification of such additional directors, shall forthwith terminate, and the total authorized number of directors of the Corporation shall be reduced accordingly.

ARTICLE ~~VII~~VI

In furtherance and not in limitation of the rights, powers, privileges and discretionary authority granted or conferred by the DGCL or other statutes or laws of the State of Delaware, the Board is expressly authorized and empowered, without the assent or vote of the stockholders, to adopt, amend and repeal the Bylaws of the Corporation. Any adoption, amendment or repeal of the Bylaws of the Corporation by the Board shall require the approval by the majority of the ~~entire Board~~total authorized number of directors. The stockholders shall also have power to adopt, amend or repeal the Bylaws of the Corporation: provided, however, that~~, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by this Certificate of Incorporation, from and after such time as Flex ceases to own, beneficially or of record, a majority of the total voting power of the Corporation’s outstanding voting stock (the “Trigger Event”),~~ the affirmative vote of the holders of at least 66 2/3% of the voting power of the outstanding shares of stock entitled to vote thereon, voting together as a single class, shall be required in order for the stockholders of the Corporation to alter, amend or repeal, in whole or in part, any provision of the Bylaws or to adopt any provision inconsistent therewith.

ARTICLE ~~VIII~~VII

Except as otherwise required by law, and subject to the rights of the holders of any series of Preferred Stock, special meetings of the stockholders of the Corporation maybe called only by (i) the Secretary of the Corporation at the direction of a majority of the directors then in office, ~~at any time,~~ or (ii) the Chairperson of the Board~~, at any time, or (iii) until the Trigger Event,~~; and shall be called by the Secretary of the Corporation atupon receipt of the written request of the holders of a majority of the voting power of the then outstanding ~~voting~~ stock entitled to vote thereon, and special meetings may not be called by any

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APPENDIX B	TABLE OF CONTENTS
other person or persons. Business transacted at any special meeting of stockholders shall be limited to the purpose or purposes stated in the notice.

ARTICLE ~~IX~~VIII

To the fullest extent permitted by the DGCL, as it now exists or may hereafter be amended, a director or officer of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty owed to the Corporation or its stockholders. Any repeal or amendment or modification of this Article ~~IX~~VIII (including by changes in applicable law), or the adoption of any provision of this Certificate of Incorporation inconsistent with this Article ~~IX~~VIII, shall, to the extent permitted by applicable law, be prospective only (except to the extent such amendment or change in applicable law permits the Corporation to provide a broader limitation on a retroactive basis than permitted prior thereto), and shall not adversely affect any limitation on the personal liability of any director or officer of the Corporation with respect to acts or omissions occurring prior to the time of such repeal or amendment or modification or adoption of such inconsistent provision. If any provision of the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors and officers, then the liability of directors and officers shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. For purposes of this Article ~~IX~~VIII, “officer” shall have the meaning provided in Section 102(b)(7) of the DGCL as the same exists or may hereafter be amended.

ARTICLE ~~X~~IX

Subject to the rights of the holders of one or more series of Preferred Stock then outstanding to act by written consent as provided in any Preferred Stock Certificate of Designation, any action required or permitted to be taken by stockholders must be effected at a duly called annual or special meeting of stockholders~~: provided that, prior to the Trigger Event, any action required or permitted to be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote, if consent or consents in writing, setting forth the action so taken, is signed by or on behalf of the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation in accordance with the DGCL.~~

ARTICLE ~~XI~~X

Section ~~11.01~~10.01 Indemnification. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “Proceeding”), by reason of the fact that he or she or a person of whom he or she is the legal representative is or was, at any time during which this Certificate of Incorporation is in effect (whether or not such person continues to serve in such capacity at the time any indemnification or payment of expenses pursuant hereto is sought or at the time any proceeding relating thereto exists or is brought), a director or officer of the Corporation or is or was at any such time serving at the request of the Corporation as a director, officer, trustee, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans maintained or sponsored by the Corporation (hereinafter, an “Indemnitee”), whether the basis of such Proceeding is alleged action in an official capacity as a director, officer, trustee, employee or agent or in any other capacity while serving as a director, officer, trustee, employee or agent, shall be (and shall be deemed to have a contractual right to be) indemnified and held harmless by the Corporation (and any successor of the Corporation by merger or otherwise) to the fullest extent permitted by the DGCL as the same exists or may hereafter be amended or modified from time to time (but, in the case of any such amendment or modification, only to the extent that such amendment or modification permits the Corporation to provide greater indemnification rights than said law permitted the Corporation to provide prior to such amendment or modification), against all expense, liability and loss (including attorneys’ fees, judgments, fines, excise taxes or penalties arising under the Employee Retirement Income Security Act of 1974 and amounts paid or to be paid in settlement) incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer, trustee, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that the Corporation shall indemnify any such person seeking indemnification in connection with a Proceeding (or part thereof) initiated by such person only if such Proceeding (or part thereof) was authorized in the first instance by the Board.

Section ~~11.02~~10.02 Advancement of Expenses. The right to indemnification conferred upon Indemnitees in this Article ~~XI~~X shall include the right~~, without the need for any action by the Board,~~ to be paid by the Corporation(and any successor of the Corporation by merger or otherwise) the reasonable expenses incurred in defending any such Proceeding in advance of its final disposition, such advances to be paid by the Corporation within twenty (20) days after the receipt by the Corporation of a statement or statements from the claimant requesting such advance or advances from time to time; provided, however, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking by or on behalf of such director or officer to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right of appeal that such director or officer is not entitled to be indemnified for such expenses under this Article ~~XI~~X or otherwise.

Section ~~11.03~~10.03 Nature of Rights: Other Sources. The rights conferred upon Indemnitees in this Article ~~XI~~X shall be contract rights between the Corporation and each Indemnitee to whom such rights are extended that vest at the

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commencement of such person’s service to or at the request of the Corporation and all such rights shall continue as to an Indemnitee who has ceased to be a director or officer of the Corporation or ceased to serve at the Corporation’s request as a director, officer, trustee, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, as described herein, and shall inure to the benefit of the Indemnitee’s heirs, executors and administrators. The Corporation hereby acknowledges that certain Indemnitees may have certain rights to indemnification, advancement of expenses and/or insurance (other than directors’ and officers’ liability insurance or similar insurance obtained or maintained by or on behalf of the Corporation, its affiliates or any of the foregoing’ s respective subsidiaries) from persons or entities other than the Corporation (collectively, the “Other Indemnitors”). The Corporation hereby agrees (i) that it is the indemnitor of first resort of the Indemnitees (i.e., its obligations to an Indemnitee hereunder are primary and any obligation of the Other Indemnitors to advance expenses or to provide indemnification for the same expenses or liabilities incurred by such Indemnitee are secondary), (ii) that it shall be required to advance the full amount of reasonable expenses incurred by an Indemnitee and shall be liable for the full amount of all losses, claims, damages, liabilities and expenses (including attorneys’ fees., judgments, fines, penalties and amounts paid in settlement) to the extent legally permitted and as required by the terms hereof, without regard to any rights an Indemnitee may have against the Other Indemnitors, and (iii) that it irrevocably waives, relinquishes and releases the Other Indemnitors from any and all claims against the Other Indemnitors for contribution, subrogation or any other recovery of any kind in respect thereof. The Corporation further agrees that no advancement or payment by the Other Indemnitors on behalf of an Indemnitee with respect to any claim for which such Indemnitee has sought indemnification from the Corporation hereunder shall affect the foregoing and the Other Indemnitors shall have a right of contribution and/or be subrogated to the extent of such advancement or payment to all of the rights of recovery of such Indemnitee against the Corporation. For the avoidance of doubt, no person or entity providing directors’ or officers’ liability insurance or similar insurance obtained or maintained by or on behalf of the Corporation, any of its affiliates or any of the foregoing’s respective subsidiaries, including any person or entity providing such insurance obtained or maintained as contemplated by Section ~~11.08~~10.08, shall be an Other Indemnitor.

Section ~~11.04~~10.04 Claims. To obtain indemnification under this Article ~~XI~~X, a claimant shall submit to the Corporation a written request, including therein or therewith such documentation and information as is reasonably available to the claimant and is reasonably necessary to determine whether and to what extent the claimant is entitled to indemnification. Upon written request by a claimant for indemnification pursuant to the first sentence of this Section ~~11.04~~10.04, a determination, if required by applicable law, with respect to the claimant’s entitlement thereto shall be made as follows: (i) if requested by the claimant, by Independent Counsel (as hereinafter defined), or (ii) if no request is made by the claimant for a determination by Independent Counsel, (a) by a majority vote of Disinterested Directors (as hereinafter defined), even though less than a quorum, (b) if there are no such Disinterested Directors, or if a majority of the Disinterested Directors so directs, by Independent Counsel in a written opinion to the Board, a copy of which shall be delivered to the claimant, or (c) if a majority of Disinterested Directors so directs, by a majority of the voting power of the Corporation’s outstanding shares of voting stock entitled to vote thereon. In the event the determination of entitlement to indemnification is to be made by Independent Counsel, the Independent Counsel shall be selected by the Board. If it is so determined that the claimant is entitled to indemnification, payment to the claimant shall be made within ten (10) days after such determination.

Section ~~11.05~~10.05 Enforcement. If a claim under Section ~~11.01~~10.01 of this Article ~~XI~~X is not paid in full by the Corporation within sixty (60) days after a written claim pursuant to Section ~~11.04~~10.04 of this Article ~~XI~~X has been received by the Corporation, or if a claim under Section ~~11.02~~10.02 of this Article ~~XI~~X is not paid in full by the Corporation within twenty (20) days after a written ~~claim~~statement or statements therefore and undertaking in accordance with Section 10.2 therefor has been made, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the reasonable expense of prosecuting such claim incurred thereby to the fullest extent permitted by law. It shall be a defense to any such action that in the case of a claim for indemnification, the claimant has not met the standard of conduct which makes it permissible under the DGCL for the Corporation to indemnify the claimant for the amount claimed. Neither the failure of the Corporation (including its Board, Disinterested Directors, Independent Counsel or stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Corporation (including its Board, Disinterested Directors, Independent Counsel or stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

Section ~~11.06~~10.06 Procedures. If a determination shall have been made pursuant to Section ~~11.04~~10.04 of this Article ~~XI~~X that the claimant is entitled to indemnification, the Corporation shall be bound by such determination in any judicial proceeding commenced pursuant to Section ~~11.05~~10.05 of this Article ~~XI~~X. The Corporation shall be precluded from asserting in any judicial proceeding commenced pursuant to Section ~~11.05~~10.05 of this Article ~~XI~~X that the procedures and presumptions of this Article ~~XI~~X are not valid, binding and enforceable and shall stipulate in such proceeding that the Corporation is bound by all the provisions of this Article ~~XI~~X.

Section ~~11.07~~10.07 Non-Exclusive Rights. The right to indemnification and the payment of reasonable expenses incurred in defending a Proceeding in advance of its final disposition conferred in this Article ~~XI~~X: (i) shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of this Certificate of Incorporation, Bylaws, agreement, vote of stockholders or Disinterested Directors or otherwise and (ii) cannot be terminated by the Corporation, the Board or the stockholders of the Corporation with respect to any act or omission that is the subject of the Proceeding for which indemnification or advancement of expenses is sought prior to the date of such termination. Any amendment, modification,

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alteration or repeal of this Article ~~XI~~X (by merger, consolidation or otherwise) that in any way diminishes, limits, restricts, adversely affects or eliminates any right of an Indemnitee or his or her successors to indemnification, advancement of expenses or otherwise shall be prospective only and shall not, without the written consent of the Indemnitee, in any way diminish, limit, restrict, adversely affect or eliminate any such right with respect to any actual or alleged state of facts, occurrence, action or omission then or previously existing, or any action, suit or proceeding previously or thereafter brought or threatened based in whole or in part upon any such actual or alleged state of facts, occurrence, action or omission.

Section ~~11.08~~10.08 Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise, against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.

Section ~~11.09~~10.09 Additional Rights. The Board may grant rights to indemnification, and rights to be paid by the Corporation the reasonable expenses incurred in connection with any Proceeding in advance of its final disposition, to any current or former employee or agent of the Corporation to the fullest extent of the provisions of this Article ~~XI~~X with respect to the indemnification and advancement of expenses of current or former directors and officers of the Corporation.

Section ~~11.10~~10.10 Severability. If any provision or provisions of this Article ~~XI~~X shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (i) the validity, legality and enforceability of the remaining provisions of this Article ~~XI~~X (including, without limitation, each portion of any Section of this Article ~~IX~~X containing any such provision held to be invalid, illegal or unenforceable, that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (ii) to the fullest extent possible, the provisions of this Article ~~XI~~X (including, without limitation, each such portion of any Section of this Article ~~IX~~X containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

Section ~~11.11~~10.11 Definitions; Construction. For purposes of this Article ~~IX~~X “Disinterested Director” means a director of the Corporation who is not and was not a party to the Proceeding in respect of which indemnification is sought by the claimant; and “Independent Counsel” means a law firm, a member of a law firm, or an independent practitioner, that is experienced in matters of corporate law and shall include any person who, under the applicable standards of professional conduct then prevailing, would not have a conflict of interest in representing either the Corporation or the claimant in an action to determine the claimant’s rights under this Article ~~XI~~X. Any reference to an officer of the Corporation in this Article ~~XI~~X shall be deemed to refer exclusively to the officers appointed as such pursuant to the Bylaws by the Board or by an officer to whom the Board has delegated the power to appoint officers, and any reference to an officer of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise shall be deemed to refer exclusively to an officer appointed by the board of directors (or equivalent governing body) of such other entity pursuant to the certificate of incorporation and bylaws (or equivalent organizational documents) of such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise. The fact that any person who is or was an employee of the Corporation or an employee of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise has been given or has used the title of “vice president” or any other title that could be construed to suggest or imply that such person is or may be an officer of the Corporation or of such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise shall not result in such person being constituted as, or being deemed to be, an officer of the Corporation or of such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise for purposes of this Article ~~XI~~X.

Section ~~11.12~~10.12 Notices. Any notice, request or other communication required or permitted to be given to the Corporation under this Article ~~XI~~X shall be in writing and either delivered in person or sent by fax, email, overnight mail or courier service, or certified or registered mail, postage prepaid, return receipt requested, to the Secretary of the Corporation and shall be effective only upon receipt by the Secretary.

ARTICLE ~~XII~~XI

~~Section 12.01 General. In recognition and anticipation that (i) the Corporation will not be a wholly owned subsidiary of Flex and that Flex will be a controlling stockholder of the Corporation, (ii) directors, officers and/or employees of Flex may serve as directors, officers and/or employees of the Corporation, (iii) Flex may engage in the same, similar or related lines of business as those in which the Corporation, directly or indirectly, may engage and/or other business activities that overlap with or compete with those in which the Corporation, directly or indirectly, may engage, (iv) Flex may have an interest in the same areas of corporate opportunity as the Corporation and Affiliated Companies (as defined below) and (v) as a consequence of the foregoing, it is in the best interests of the Corporation that the respective rights and obligations of the Corporation and of Flex, and the duties of any directors, officers and/or employees of the Corporation who are also directors, officers and/or employees of Flex, be determined and delineated in respect of any transactions between, or opportunities that may be suitable for both, the Corporation and Affiliated Companies, on the one hand, and Flex, on the other hand, the sections of this Article XII shall to the fullest extent permitted by law regulate and define the conduct of certain of the business and affairs of the Corporation in relation to Flex and the conduct of certain affairs of the Corporation as they may involve Flex and its directors, officers and/or employees, and the power, rights, duties and liabilities of the Corporation and its director, officers, employees and stockholders in connection therewith.~~

~~For purposes of this Certificate of Incorporation, “Flex” shall mean Flex Ltd., a Singapore incorporated public company limited by shares and having a registration no. 199002645H, any and all successors to Flex Ltd. by way of merger, consolidation or~~

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~~sale of all or substantially all of its assets, and any and all corporations, partnerships, joint ventures, limited liability companies, associations and other entities (A) in which Flex Ltd. owns, directly or indirectly, more than 50% of the outstanding voting stock, voting power, partnership interests or similar ownership interests, (B) of which Flex Ltd. otherwise directly or indirectly controls or directs the policies or operations or (C) that would be considered subsidiaries of Flex Ltd. within the meaning of Regulation S-K or Regulation S-X of the general rules and regulations under the Securities Act of 1933, as amended, now or hereafter existing: provided, however, that the term “Flex” shall not include the Corporation or any entities (A) in which the Corporation owns, directly or indirectly, more than 50% of the outstanding voting stock, voting power, partnership interests or similar ownership interests, (B) of which the Corporation otherwise directly or indirectly controls or directs the policies or operations or (C) that would be considered subsidiaries of the Corporation within the meaning of Regulation S-K or Regulation S-X of the general rules and regulations under the Securities Act of 1933, as amended, now or hereafter existing (such entities, “Affiliated Companies”).~~

~~For purposes of this Certificate of Incorporation, “corporate opportunities” shall include, but not be limited to, business opportunities which the Corporation or Affiliated Companies are financially able to undertake, which are, from their nature, in the line of the Corporation’s or Affiliated Companies’ business, are of practical advantage to it and are ones in which the Corporation or Affiliated Companies would have an interest or a reasonable expectancy, and in which, by embracing the opportunities or allowing such opportunities to be embraced by Flex, the self-interest of Flex or its directors, officers and/or employees will be brought into conflict with that of the Corporation or Affiliated Companies.~~

~~Nothing in this Article XII creates or is intended to create any fiduciary duty on the part of Flex, the Corporation, any Affiliated Company, or any stockholder, director, officer or employee of any of them that does not otherwise exist under Delaware law and nothing in this Article XII expands any such duty of any such person that may now or hereafter exist under Delaware law. To the fullest extent permitted by law, any person purchasing or otherwise acquiring any shares of capital stock of the Corporation, or any interest therein, shall be deemed to have notice of and to have consented to the provisions of this Article XII.~~

~~Section 12.02 Certain Agreements and Transactions Permitted. The Corporation may from time to time enter into and perform, and cause or permit any Affiliated Company to enter into and perform, one or more agreements (or~~
~~modifications or supplements to pre-existing agreements) with Flex pursuant to which the Corporation or an Affiliated Company, on the one hand, and Flex, on the other hand, agree to engage in transactions of any kind or nature with each other and/or agree to compete, or to refrain from competing or to limit or restrict their competition, with each other, including to allocate, and to cause their respective directors, officers and/or employees (including any who are directors, officers and/or employees of both) to allocate opportunities between them or to refer opportunities to each other. Subject to Section 12.04, no such agreement, or the performance thereof by the Corporation or any Affiliated Company, or Flex, shall, to the fullest extent permitted by law, be considered contrary to any fiduciary duty that any director, officer or employee of the Corporation or any Affiliated Company who is also a director, officer or employee of Flex may owe or be alleged to owe to the Corporation or any such Affiliated Company, or to any stockholder thereof, or any legal duty or obligation Flex may be alleged to owe on any basis, notwithstanding the provisions of this Certificate of Incorporation stipulating to the contrary. Subject to Section 12.04, to the fullest extent permitted by law, no director, officer or employee of the Corporation who is also a director, officer or employee of Flex shall have or be under any fiduciary duty to the Corporation or any Affiliated Company to refer any corporate opportunity to the Corporation or any Affiliated Company or to refrain from acting~~
~~on behalf of the Corporation or any Affiliated Company or of Flex in respect of any such agreement or transaction or performing any such agreement in accordance with its terms.~~

~~Section 12.03 Authorized Business Activities. Without limiting the other provisions of this Article XII, Flex shall have no duty to communicate information regarding a corporate opportunity to the Corporation or to refrain from (i) engaging in the same or similar activities or lines of business as the Corporation, (ii) doing business with any client, customer or vendor of the Corporation or (iii) employing or otherwise engaging any director, officer or employee of the Corporation. To the fullest extent permitted by law, except as provided in Section 12.04, no officer, director or employee of the Corporation who is also a director, officer or employee of Flex shall be deemed to have breached his or her fiduciary duties, if any, to the Corporation solely by reason of Flex’s engaging in any such activity.~~

~~Section 12.04 Corporate Opportunities. Except as otherwise agreed in writing between the Corporation and Flex, for so long as Yuma, Yuma Sub, their respective Permitted Transferees and any successor by way of merger or consolidation owns, beneficially or of record, at least 10% of the combined voting power of the outstanding Common Stock of the Corporation or Flex otherwise has one or more directors, officers or employees serving as a director, officer or employee of the Corporation, in the event that a director, officer or employee of the Corporation who is also a director, officer or employee of Flex acquires knowledge of a potential transaction or matter that may be a corporate opportunity for both the Corporation and Flex, such director, officer or employee shall to the fullest extent permitted by law have fully satisfied and fulfilled his or her fiduciary duty, if any, with respect to such corporate opportunity, and the Corporation to the fullest extent permitted by law renounces any interest or expectancy in such business opportunity and waives any claim that such business opportunity constituted a corporate opportunity that should have been presented to the Corporation or any Affiliated Company, if such director, officer or employee acts in a manner consistent with the following policy: such a corporate opportunity offered to any person who is a director, officer or employee of the Corporation and who is also a director, officer or employee of Flex shall belong to the Corporation only if such opportunity is expressly offered to such person solely in his or her capacity as a director, officer or employee of the Corporation and otherwise shall belong to Flex.~~

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~~The foregoing policy, and the action of any director, officer or employee of Flex, the Corporation or any Affiliated Company taken in accordance with, or in reliance upon, the foregoing policy or in entering into or performing any agreement, transaction or arrangement is deemed and presumed to be fair to the Corporation. Except as otherwise agreed in writing between the Corporation and Flex, if a director, officer or employee of the Corporation, who also serves as a director, officer or employee of Flex, acquires knowledge of a potential corporate opportunity for both the Corporation and Flex in any manner not addressed by this Article XII, such director, officer or employee shall have no duty to communicate or present such corporate opportunity to the Corporation and shall to the fullest extent permitted by law not be liable to the Corporation or its stockholders for breach of fiduciary duty as a director, officer or employee of the Corporation by reason of the fact that Flex pursues or acquires such corporate opportunity for itself, directs such corporate opportunity to another person or does not present such corporate opportunity to the Corporation, and the Corporation to the fullest extent permitted by law renounces any interest or expectancy in such business opportunity and waives any claim that such business opportunity constituted a corporate opportunity that should be presented to the Corporation.~~

~~Section 12.05 Delineation of Indirect Interests. To the fullest extent permitted by law, no director, officer or employee of the Corporation or any Affiliated Company shall be deemed to have an indirect interest in any matter, transaction or corporate opportunity that may be received or exploited by, or allocated to, Flex, merely by virtue of being a director, officer or employee of Flex, unless such director, officer or employee’s role with Flex involves direct responsibility for such matter, in his or her role with Flex, such director, officer or employee exercises supervision over such matter, or the compensation of such director, officer or employee is materially affected by such matter. Such director, officer or employee’s compensation shall not be deemed to be materially affected by such matter if it is only affected by virtue of its effect on the value of Flex capital stock generally or on Flex’s results or performance on an enterprise-wide basis.~~

~~Section 12.06 Special Approval Procedures. If, notwithstanding the provisions of this Article XII, it is deemed desirable by Flex, the Corporation or an Affiliated Company or any other party that the Corporation take action with specific regard to a particular transaction, corporate opportunity or a type or series of transactions or corporate opportunities to ensure, out of an abundance of caution, that such transaction or transactions are not voidable, or that such an opportunity or opportunities are effectively disclaimed, the Corporation may employ any of the following procedures:~~

~~(a) the material facts of the transaction and the director’s, officer’s or employee’s interest are disclosed or known to the Board or a duly appointed committee of the Board and the Board or such committee authorizes, approves, or ratifies the transaction by the affirmative vote or consent of a majority of the directors (or committee members) who have no direct or indirect interest in the transaction and, in any event, of at least two directors (or committee members); or~~

~~(b) the material facts of the transaction and the director’s interest are disclosed or known to the stockholders entitled to vote and they authorize, approve or ratify such transaction.~~

~~The interested director or directors may be counted in determining the presence of a quorum at such meeting. The presence of, or a vote cast by, a director with a direct or indirect interest in the transaction does not affect the validity of any actions taken under clause (a) above.~~

~~One or more matters, transactions or corporate opportunities approved pursuant to any of the foregoing procedures are not void or voidable and shall not give rise to any equitable relief or damages or other sanctions against any director, officer, employee or stockholder (including Flex) of the Corporation on the ground that the matter, transaction or corporate opportunity should have first been offered to the Corporation. Nothing in this Article XII requires any matter to be considered by the Board or the stockholders of the Corporation and, in all cases, directors, officers and employees of the Corporation are authorized to refrain from bringing a matter otherwise addressed in this Article XII before the Board or the stockholders for consideration unless such matter is required to be considered by the Board or stockholders, as applicable, under Delaware law. This Article XII shall not be construed to invalidate any contract or other transaction which would otherwise be valid under the common, equitable, or statutory law applicable thereto.~~

~~ARTICLE XIII~~

Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have jurisdiction, another state court in Delaware or the federal district court for the District of Delaware) shall, to the fullest extent permitted by law, be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Corporation, (b) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation, (c) any action asserting a claim against the Corporation or any director, officer or other employee of the Corporation arising pursuant to any provision of the DGCL or of this Certificate of Incorporation or the Bylaws, or (d) any action asserting a claim against the Corporation or any director, officer or other employee of the Corporation governed by the internal affairs doctrine. Notwithstanding anything to the contrary herein, but subject to the foregoing provisions of this Article ~~XIII~~XI, the federal district courts of the United States shall be the exclusive forum for the resolution of any action, suit or proceeding asserting a cause of action arising under the Securities Act of 1933, as amended, including all causes of action asserted against any defendant named in such complaint. The provisions of this Article XIIIXI do not apply to claims arising under the Securities Exchange Act of 1934, as amended, or any claim for which the federal district courts of the United States have exclusive jurisdiction. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and, to the fullest extent permitted by law, to have consented to the provisions of this Article ~~XIII~~XI.

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ARTICLE ~~XIV~~XII

If any provision or provisions of this Certificate of Incorporation shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever: (i) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Certificate of Incorporation (including, without limitation, each portion of any Article (or section or subsection thereof) of this Certificate of Incorporation containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (ii) to the fullest extent possible, the provisions of this Certificate of Incorporation (including, without limitation, each such portion of any Article (or any section or subsection thereof) of this Certificate of Incorporation containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Corporation to protect its directors, officers, employees and agents from personal liability in respect of their good faith service to or for the benefit of the Corporation to the fullest extent permitted by law.

ARTICLE ~~XV~~XIII

The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by this Certificate of Incorporation and the DGCL, and all rights, preferences and privileges herein conferred upon stockholders by and pursuant to this Certificate of Incorporation in its current form or as hereafter amended are granted subject to the right reserved in this Article ~~XV~~XIII. Notwithstanding the foregoing~~, from and after the occurrence of the Trigger Event,~~ and notwithstanding any other provisions of this Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to greater or additional vote or consent required hereunder (including any vote of the holders of any particular class or classes or series of stock required by law or by this Certificate of Incorporation), the affirmative vote of the holders of at least 66 2/3% of the voting power of the outstanding shares of stock entitled to vote thereon, voting together as a single class, shall be required to alter, amend or repeal Section 4.03 of Article IV, Articles V, VI, VII, VIII, IX~~, X,~~ and XI, ~~XII and XIII,~~ and this Article ~~XV~~XIII.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Corporation has caused this ~~Second Amended and Restated~~ Certificate of Incorporation to be signed by a duly authorized officer as of this ~~12th~~[●] date of ~~November, 2025~~[●], 2026.

~~NEXTRACKER~~NEXTPOWER INC.

By:
Name:
Title:

Nextpower Inc.	B-11	2026 Proxy Statement

NEXTPOWER

NEXTPOWER INC.
6200 PASEO PADRE PARKWAY
FREMONT, CA 94555

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You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on August 17, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

T01479-P55004 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NEXTPOWER INC.

The Board of Directors recommends you vote FOR all of the nominees listed in Proposal 1:

	For All	Withhold All	For All Except
1. The election of each of Nextpower's nominees for director to hold office until the 2029 Annual Meeting of Stockholders;	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Mark Menezes
02) Daniel Shugar
03) William Watkins
04) Howard Wenger

The Board of Directors recommends you vote FOR the following proposals:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

T01480-P55004

NEXTPOWER INC.
Annual Meeting of Stockholders
August 18, 2026 8:00 a.m. Pacific Time
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Bruce Ledesma, Daniel Shugar, Howard Wenger, and Lindsey Wiedmann, or any of them, as proxies, each with the power of substitution, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of NEXTPOWER INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:00 a.m. Pacific Time, on August 18, 2026, virtually at www.virtualshareholdermeeting.com/NXT2026, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side